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Exhibit 10.4

EXHIBIT 1, SHEET 1
Building No. 600/650/700, One Kendall Square
Cambridge, Massachusetts
(the "Building")

Execution Date:		As of December 30, 2005
Tenant:		Helicos Biosciences Corporation (name)
a Delaware corporation (description of business organization)
Building 200, One Kendall Square, Cambridge, Massachusetts (principal place of business mailing address)
Landlord:		One Kendall Square Associates, LLC, a Delaware limited liability company. Mailing address: c/o Lincoln Property Company, 101 Arch Street, Boston, Massachusetts 02110
Building:		Building No: 600/650/700 in One Kendall Square in the City of Cambridge, Middlesex County, Commonwealth of Massachusetts.
Art. 2	Premises:	An area on the third (3rd) floor of the Building, substantially as shown on Lease Plan, Exhibit 2
Art. 3.1	Specified Commencement Date:	The date five (5) months after this Lease is executed and delivered by both Tenant and Landlord
Art. 3.2	Termination Date:	Three (3) years from the Rent Commencement Date
Art. 4.3	Final Plans Date:	Not applicable
Art. 5	Use of Premises:	For general business offices and laboratory use, and for no other purposes whatsoever

Art. 6	Yearly Rent:
Rent Year(1)	Yearly Rent	Monthly Payment
1	$791,642.00	$65,970.17
2	$900,834.00	$75,069.50
3	$955,430.00	$79,619.17
	Rent Commencement Date:	Two (2) months after the Term Commencement Date
	Construction Rent:	See Article 6.2
Art. 7	Total Rentable Area:	27,298 square feet
	Total Rentable Area of Building No. 600/650/700:	225,438 square feet
	Total Rentable Area of Complex:	650,681 square feet
Art. 8.	Electric current will not be furnished by Landlord to Tenant.
Art. 9	Operating and Taxes:
Tenant's Proportionate Share:
	Common Area Share:	4.20%
	Building Share:	12.11%
Art. 29.3	Brokers:	Cushman & Wakefield of Massachusetts, Inc. and Lincoln Property Company
Art. 29.5	Arbitration:	Massachusetts; Superior Court
Art. 29.12	Letter of Credit/Security Deposit Amount:	$450,417.00, subject to reduction in accordance with Article 29.12
Art. 29.15	Number of Parking Spaces:	27

(1)
For the purposes of this Lease, "Rent Year" shall be defined as any twelve(12) month period during the term of the Lease commencing as of the Rent Commencement Date, or as of any anniversary of the Rent Commencement Date; provided however, that Rent Year 3 shall commence as of the second anniversary of the Rent Commencement Date and shall expire as of the Termination Date.

1.	REFERENCE DATA	6
2.	DESCRIPTION OF DEMISED PREMISES	6
2.1	Demised Premises	6
2.2	Appurtenant Rights	6
2.3	Exclusions and Reservations	6
3.	TERM OF LEASE	7
3.1	Definitions	7
3.2	Habendum	7
3.3	Declaration Fixing Term Commencement Date	7
4.	READINESS FOR OCCUPANCY — ENTRY BY TENANT PRIOR TO TERM COMMENCEMENT DATE	7
4.1	Completion Date — Delays	7
4.2	Substantial Completion of Landlord's Work	8
4.3	Plans and Specifications; Tenant Delays	9
4.4	Preparation of Premises	9
4.5	Cost of Materials	10
4.6	Tenants Delay — Additional Costs	10
4.7	Entry by Tenant Prior to Term Commencement Date	10
4.8	Conclusiveness of Landlord's Performance	10
4.9	Tenant Payments of Construction Cost	10
5.	USE OF PREMISES	10
5.1	Permitted Use	10
5.2	Prohibited Uses	11
5.3	Licenses and Permits	11
6.	RENT	11
7.	RENTABLE AREA	12
8.	SERVICES FURNISHED BY LANDLORD	12
8.1	Electric Current	12
8.2	Water	12
8.3	Elevators, Heat and Common Area Janitorial Services	13
8.4	Air Conditioning	13
8.5	Additional Heat and Air Conditioning Services	13
8.6	Additional Air Conditioning Equipment	13
8.7	Repairs	14
8.8	Interruption or Curtailment of Services	14
8.9	Energy Conservation	15
8.10	Miscellaneous	15
8.11	Access	15
8.12	Services	15
9.	ESCALATION	16
9.1	Definitions	16
9.2	Tax Share	19
9.3	Operating Expense Share	20
9.3A	Tenant's Audit Right	20

9.4	Part Years	21
9.5	Effect of Taking	21
9.6	Survival	21
10.	CHANGES OR ALTERATIONS BY LANDLORD	21
11.	FIXTURES, EQUIPMENT AND IMPROVEMENTS — REMOVAL BY TENANT	22
12.	ALTERATIONS AND IMPROVEMENTS BY TENANT	22
13.	TENANT'S CONTRACTORS — MECHANICS' AND OTHER LIENS — STANDARD OF TENANT'S PERFORMANCE — COMPLIANCE WITH LAWS	23
14.	REPAIRS BY TENANT — FLOOR LOAD	24
14.1	Repairs by Tenant	24
14.2	Floor Load — Heavy Machinery	24
15.	INSURANCE, INDEMNIFICATION, EXONERATION AND EXCULPATION	24
15.1	General Liability Insurance	24
15.2	Certificates of Insurance	25
15.3	General	25
15.4	Property of Tenant	25
15.5	Bursting of Pipes, etc	25
15.6	Repairs and Alterations — No Diminution of Rental Value	26
16.	ASSIGNMENT, MORTGAGING AND SUBLETTING	27
17.	MISCELLANEOUS COVENANTS	30
17.1	Rules and Regulations	30
17.2	Access to Premises — Shoring	31
17.3	Accidents to Sanitary and Other Systems	31
17.4	Signs, Blinds and Drapes	32
17.5	Estoppel Certificate	32
17.6	Prohibited Materials and Property	32
17.7	Requirements of Law — Fines and Penalties	33
17.8	Tenant's Acts — Effect on Insurance	33
17.9	Miscellaneous	33
18.	DAMAGE BY FIRE, ETC	33
19.	WAIVER OF SUBROGATION	35
20.	CONDEMNATION — EMINENT DOMAIN	36
21.	DEFAULT	37
21.1	Conditions of Limitation — Re-entry — Termination	37
21.2	Intentionally Omitted	38
21.3	Damages — Termination	38
21.4	Fees and Expenses	39
21.5	Waiver of Redemption	39
21.6	Landlord's Remedies Not Exclusive	39
21.7	Grace Period	39
22.	END OF TERM — ABANDONED PROPERTY	40
23.	SUBORDINATION	41

24.	QUIET ENJOYMENT	43
25.	ENTIRE AGREEMENT — WAIVER — SURRENDER	43
25.1	Entire Agreement	43
25.2	Waiver by Landlord	44
25.3	Surrender	44
26.	INABILITY TO PERFORM — EXCULPATORY CLAUSE	44
27.	BILLS AND NOTICES	45
28.	PARTIES BOUND — SEIZIN OF TITLE	46
29.	MISCELLANEOUS	46
29.1	Separability	46
29.2	Captions, etc	46
29.3	Broker	46
29.4	Modifications	46
29.5	Arbitration	47
29.6	Governing Law	47
29.7	Assignment of Rents	47
29.8	Representation of Authority	47
29.9	Expenses Incurred by Landlord Upon Tenant Requests	47
29.10	Survival	48
29.11	Hazardous Materials	48
29.12	Patriot Act	49
29.13	Security Deposit	50
29.14	Tenant's Option to Extend the Term of the Lease	52
29.15	Parking	54
29.16	Tenant's Right to Negotiate	54
29.17	Termination of Existing Lease	55

  EXHIBITS

Exhibit 1 Lease Data
Exhibit 2 Lease Plan
Exhibit 3 Plan of Complex
Exhibit 4 Landlord's Work
Exhibit 5 Landlord's Base Building Work
Exhibit 6 RFO Premises
Exhibit 7 Form of Letter of Credit
Exhibit 8 Form of Nondisturbance Agreement

        THIS INDENTURE OF LEASE made and entered into on the Execution Date as stated in Exhibit 1 and between the Landlord and the Tenant named in Exhibit 1.

        Landlord does hereby demise and lease to Tenant, and Tenant does hereby hire and take from Landlord, the premises hereinafter mentioned and described (hereinafter referred to as "premises"), upon and subject to the covenants, agreements, terms, provisions and conditions of this Lease for the term hereinafter stated:

1.     REFERENCE DATA

        Each reference in this Lease to any of the terms and titles contained in any Exhibit attached to this Lease shall be deemed and construed to incorporate the data stated under that term or title in such Exhibit.

2.     DESCRIPTION OF DEMISED PREMISES

        2.1    Demised Premises.    The premises are that portion of the Building as described in Exhibit 1 (as the same may from time to time be constituted after changes therein, additions thereto and eliminations therefrom pursuant to rights of Landlord hereinafter reserved) and is hereinafter referred to as "Building", substantially as shown hatched or outlined on the Lease Plan (Exhibit 2) hereto attached and incorporated by reference as a part hereof.

        2.2    Appurtenant Rights.    Tenant shall have, as appurtenant to the premises, rights to use in common, with others entitled thereto, subject to reasonable rules from time to time made by Landlord of which Tenant is given notice; (a) the common lobbies, hallways, stairways and elevators of the Building, serving the premises in common with others, (b) common walkways necessary for access to the Building, and (c) if the premises include less than the entire rentable area of any floor, the common toilets and other common facilities of such floor; and no other appurtenant rights or easements. Notwithstanding anything to the contrary herein or in the Lease contained, Landlord has no obligation to allow any particular telecommunication service provider to have access to the Building or to Tenant's premises. If Landlord permits such access, Landlord may condition such access upon the payment to Landlord by the service provider of fees assessed by Landlord in its sole discretion.

        2.3    Exclusions and Reservations.    All the perimeter walls of the premises except the inner surfaces thereof, any balconies (except to the extent same are shown as part of the premises on the Lease Plan (Exhibit 2)), terraces or roofs adjacent to the premises, and any space in or adjacent to the premises used for shafts, stacks, pipes, conduits, wires and appurtenant fixtures, fan rooms, ducts, electric or other utilities, sinks or other Building facilities, and the use thereof, as well as the right of access through the premises for the purposes of operation, maintenance, decoration and repair, are expressly excluded from the premises and reserved to Landlord.

3.     TERM OF LEASE

        3.1    Definitions.    As used in this Lease the words and terms which follow mean and include the following:

          (a)   "Specified Commencement Date"—The date (as stated in Exhibit 1) on which it is estimated that the premises will be ready for Tenant's occupancy for its use as stated in Exhibit 1.

          (b)   "Term Commencement Date"—The "Term Commencement Date" is the Substantial Completion Date, as hereinafter defined. If the Substantial Completion Date has not occurred, but if, pursuant to permission therefor duly given by Landlord, Tenant takes possession of the whole or any part of the premises for use as set forth in Exhibit 1, "Term Commencement Date" shall be the date on which Tenant takes such possession.

          (c)   "Complex" shall be defined as all of the Building, the other buildings, and the Common Areas serving such buildings, all located on the land ("Land") shown outlined on Exhibit 4.

          (d)   "Common Areas" shall be defined as the common walkways, accessways, and parking facilities located on the Land, as the same may be changed, from time to time.

          (e)   "Substantial Completion Date" shall be defined as the date that Landlord substantially completes Landlord's Work, as set forth in Article 4, provided however, that in the event that Landlord is delay in the performance of Landlord's Work by reason of Tenant Delays, as hereinafter defined, then the Substantial Completion Date shall be defined as the date that Landlord would have achieved substantial completion of Landlord's Work but for such Tenant Delays.

        3.2    Habendum.    TO HAVE AND TO HOLD the premises for a term of years commencing on the Term Commencement Date and ending on the Termination Date as stated in Exhibit 1 or on such earlier date upon which said term may expire or be terminated pursuant to any of the conditions of limitation or other provisions of this Lease or pursuant to law (which date for the termination of the terms hereof will hereafter be called "Termination Date"). Notwithstanding the foregoing, if the Termination Date as stated in Exhibit 1 shall fall on other than the last day of a calendar month, said Termination Date shall, at the option of Landlord, be deemed to be the last day of the calendar month in which said Termination Date occurs.

        3.3    Declaration Fixing Term Commencement Date.    As soon as may be after the execution date hereof, each of the parties hereto agrees, upon demand of the other party to join in the execution, in recordable form, of a statutory notice, memorandum, etc. of lease and/or written declaration in which shall be stated such Term Commencement Date and (if need be) the Termination Date. If this Lease is terminated before the term expires, then upon Landlord's request the parties shall execute, deliver and record an instrument acknowledging such fact and the date of termination of this Lease, and Tenant hereby appoints Landlord its attorney-in-fact in its name and behalf to execute such instrument if Tenant shall fail to execute and deliver such instrument after Landlord's request therefor within ten (10) days.

4.     READINESS FOR OCCUPANCY—ENTRY BY TENANT PRIOR TO TERM COMMENCEMENT DATE

        4.1    Completion Date—Delays.    (a)  Subject to delay by causes beyond the reasonable control of Landlord or caused by the action or inaction of Tenant, Landlord shall use reasonable speed and diligence in the completion of Landlord's Work so achieve the substantial completion of Landlord's

Work on or before the Specified Commencement Date. The failure to substantially complete Landlord's Work on or before the Specified Commencement Date shall in no way affect the validity of this Lease or the obligations of Tenant hereunder nor shall the same be construed in any way to extend the term of this Lease. If the substantial completion of Landlord's Work does not occur on or before the Specified Commencement Date, Tenant shall not have any claim against Landlord, and Landlord shall have no liability to Tenant, by reason thereof, except as expressly hereinafter set forth.

        (b)   If the Term Commencement Date has not occurred on or before the Outside Completion Date, as hereinafter defined, then Tenant shall be entitled to an abatement of rent equal to the Liquidated Damage Amount, as hereinafter defined. Such abatement of rent shall be effected by offsetting the Liquidated Damage Amount against the payments of Yearly Rent and other charges payable under the Lease first coming due from and after the Term Commencement Date. The Liquidated Damage Amount shall be defined as the product of: (x) $2,199.00, multiplied by (y) the number of days between the Outside Completion Date and the Term Commencement Date. The "Outside Completion Date" shall defined as the date one (1) month after the Specified Commencement Date; provided however, that the Outside Completion Date shall be delayed by the number of days that Landlord is delayed in the performance of Landlord's Work by reason of causes beyond Landlord's reasonable control. In no event, however, shall the Outside Completion Date be later than the date two (2) months after the Specified Commencement Date.

        (c)   The remedy set forth in Article 4.1(b) shall be Tenant's sole remedy in the event of any delay in the occurrence of the Term Commencement Date.

        4.2    Substantial Completion of Landlord's Work.    A.  Landlord shall be conclusively deemed to have substantially completed Landlord's Work when Landlord's Work, as defined in Article 4.2B is substantially completed by Landlord and a temporary or permanent certificate of occupancy is obtained, and the elevator, plumbing, air conditioning and electric facilities are substantially available to Tenant, in accordance with the obligations assumed by Landlord hereunder. Such facilities shall not be deemed to be unavailable if only minor or insubstantial details of construction, decoration or mechanical adjustments remain to be done. The premises shall not be deemed to be unready for Tenant's occupancy or incomplete if only minor or insubstantial details of construction, decoration or mechanical adjustments remain to be done in the premises or any part thereof. If the premises are deemed ready for Tenant's occupancy, pursuant to the foregoing, (and the term shall have commenced by reason thereof), but the premises are not, in fact, actually ready for Tenant's occupancy, Tenant shall not (except with Landlord's consent) be entitled to take possession of the premises for use as set forth in Exhibit 1 until the premises are in fact actually ready for such occupancy. Landlord's architect's certificate of substantial completion, as hereinabove stated, given in good faith, or of any other facts pertinent to this Article 4.2 shall be deemed conclusive of the statements therein contained and binding upon Tenant unless, within five (5) business days of Tenant's receipt of such certificate, Tenant gives written notice to Landlord objecting to such certificate, such notice to be set forth with specificity Tenant's objections thereto. Except for long-lead items identified by Landlord at the time of completion of the plans for the Tenant Improvement Work, any of portion of Landlord's Work not fully completed on the Term Commencement Date shall thereafter be so completed within thirty (30) days.

        B.    Landlord's Work

        Landlord shall perform the work ("Tenant Improvement Work") necessary to construct the premises substantially in accordance with the plan dated September 30, 2005 prepared by ADD, Inc., a copy of which is attached hereto as Exhibit 4. In addition, Landlord shall perform work ("Landlord's Base Building Work") shown on Exhibit 5 attached hereto. The Tenant Improvement Work and Landlord's Base Building Work are referred to collectively herein as "Landlord's Work".

        C.    Payment for Landlord's Work.

        (1)   Landlord's Work shall be paid for as follows. Landlord shall pay for the cost of Landlord's Base Building Work. Landlord shall contribute an amount ("Landlord's Contribution") equal to up to Four Hundred Nine Thousand Four Hundred Seventy and 00/100 ($409,470.00) Dollars towards the Cost of the Tenant Improvement Work, including, without limitation, architectural costs incurred by Tenant. Tenant shall be responsible for the entire Cost of Landlord's Work to the extent that it exceeds the sum of Landlord's Contribution ("Tenant's Contribution"). Landlord shall obtain bids for Landlord's Work from at least three (3) general contractors and Landlord shall select the low bidder to perform Landlord's Work unless Landlord has a reasonable basis for selecting another bidder (i.e. based upon the assumptions and qualifications to such bid).

        (2)   The "Cost of the Tenant Improvement Work" shall be defined as all costs and expenses incurred by Landlord in performing the Tenant Improvement Work, including, without limitation, the cost of performing the Tenant Improvement Work, design and engineering costs, the cost of obtaining permits, a construction management fee payable to Landlord's managing agent equal to three percent (3%) percent of the total construction cost of the Tenant Improvement Work, and any applicable sales or use tax.

        (3)   Tenant shall pay Tenant's Contribution towards the cost of the Tenant Improvement Work within ten (10) business days of billing therefor, together with appropriate substantiation.

        (4)   Any unused portion of Landlord's Contribution shall accrue to the sole benefit of Landlord, it being agreed that Tenant shall not be entitled to any credit, offset, abatement or payment with respect thereto.

        4.3    Plans and Specifications; Tenant Delays    A.  Landlord shall be responsible for the preparation of the architectural, electrical and mechanical construction drawings, plans and specifications (called "plans") necessary to construct the Tenant Improvement Work. Tenant shall respond, within three (3) business days of Tenant's receipt of request therefor from Landlord or Landlord's architect, to any request for information, approval, or authorizations to proceed in connection with Landlord's Work.

        B.    "Tenant Delays" shall be defined as any delay in the performance of Landlord's Work caused in whole or in part by: (i) long-lead time items identified by Landlord at the time of completion of the plans-for the Tenant Improvement Work, (ii) changes, alterations or additions required or made by Tenant in Landlord's Work, or (iii) the act or delay of Tenant's contractors including, without limitation, Tenant's failure or omission to make timely submission in supplying information, or in approving plans, specifications or estimates, or in giving authorizations or fails to honor or perform its obligations under the Lease. Except with respect to any Tenant Delay which is based upon Tenant's failure to act within a time certain as set forth in this Lease, Tenant shall not be charged with any period of Tenant Delay which is prior to the time that Tenant receives written notice of the act constituting such Tenant Delay.

4.4   Preparation of Premises.

          (a)   By Landlord. Except as is otherwise herein provided or as may be otherwise approved by the Landlord, all work necessary to prepare the premises for Tenant's occupancy, including work to be performed at Tenant's expense, shall be performed by contractors employed by Landlord.

          (b)   By Tenant. If Tenant engages any contractors to prepare the premises for Tenant's occupancy, Landlord will give Tenant reasonable advance notice of the date on which the premises will be ready for such other contractors and a reasonable time will be allowed from such date for doing the work to be performed by such other contractors.

          (c)   If any work, including but not by way of limitation, installation of built-in equipment by the manufacturer or distributor thereof, shall be performed by contractors not employed by Landlord, Tenant shall take necessary reasonable measures to the end that such contractor shall cooperate in all ways with Landlord's contractors to avoid any delay to the work being performed by Landlord's contractors or conflict in any other way with the performance of such work.

        4.5    Cost of Materials.    Except for Landlord's Contribution, Tenant shall bear all other costs it shall incur in preparing the premises for its occupancy.

        4.6    Tenants Delay—Additional Costs.    Any additional cost to Landlord in connection with the performance of Landlord's Work accordance with the terms of this Lease which arises from Tenant's Delay shall be promptly paid by Tenant to Landlord. For the purposes of the next preceding sentence, the expression "additional cost to Landlord" shall mean the cost over and above such cost as would have been the aggregate cost to Landlord of completing the premises in accordance with the terms of this Lease had there been no such Tenant Delay. Nothing contained in this Article 4.6 shall limit or qualify or prejudice any other covenants, agreements, terms, provisions and conditions contained in this Lease, including, but not limited to Article 4.2.

        4.7    Entry by Tenant Prior to Term Commencement Date.    With Landlord's prior written consent, which shall not be unreasonably withheld, Tenant shall have the right to enter the premises prior to the Term Commencement Date, during normal business hours and without payment of rent, to perform such work or decoration as is to be performed by, or under the direction or control of, Tenant and as is otherwise in compliance with the terms of this Lease. Such right of entry shall be deemed a license from Landlord to Tenant, and any entry thereunder shall be at the risk of Tenant.

        4.8.    Conclusiveness of Landlord's Performance.    Tenant shall be conclusively deemed to have agreed that Landlord has performed all of its obligations under this Article 4 unless not later than the end of the tenth (10th) calendar month next beginning after the Term Commencement Date Tenant shall give Landlord written notice specifying the respects in which Landlord has not performed any such obligation.

        4.9    Tenant Payments of Construction Cost.    Landlord shall have the same rights and remedies which Landlord has upon the nonpayment of Yearly Rent and other charges due under this Lease for nonpayment of any amounts which Tenant is required to pay to Landlord or Landlord's contractor in connection with Landlord's Work (including, without limitation, any amounts which Tenant is required to pay in accordance with Articles 4.2C, 4.5 and 4.6 hereof) or in connection with any construction in the premises performed for Tenant by Landlord, Landlord's contractor or any other person, firm or entity after the Term Commencement Date.

5.     USE OF PREMISES

        5.1    Permitted Use.    Tenant shall continuously during the term hereof occupy and use the premises only for the purposes as stated in Exhibit 1 and for no other purposes. Service and utility areas (whether or not a part of the premises) shall be used only for the particular purpose for which they were designed. Without limiting the generality of the foregoing, Tenant agrees that it shall not use the premises or any part thereof, or permit the premises or any part thereof to be used for the preparation or dispensing of food, whether by vending machines or otherwise. Notwithstanding the foregoing, but subject to the other terms and provisions of this Lease, Tenant may, with Landlord's prior written consent, which consent shall not be unreasonably withheld, install at its own cost and expense so-called hot-cold water fountains, coffee makers and so-called Dwyer refrigerator-sink-stove combinations for the preparation of beverages and foods, provided that no cooking, frying, etc., are carried on in the premises to such extent as requires special exhaust venting, Tenant hereby acknowledging that the Building is not engineered to provide any such special venting for cooking in the premises.

        5.2    Prohibited Uses.    Notwithstanding any other provision of this Lease, Tenant shall not use, or suffer or permit the use or occupancy of, or suffer or permit anything to be done in or anything to be brought into or kept in or about the premises or the Building or any part thereof (including, without limitation, any materials appliances or equipment used in the construction or other preparation of the premises and furniture and carpeting): (i) which would violate any of the covenants, agreements, terms, provisions and conditions of this Lease; (ii) for any purposes or in any manner which shall violate applicable law; (iii) which, in the reasonable judgment of Landlord shall in any way (a) impair the appearance or reputation of the Building; or (b) impair, interfere with or otherwise diminish the quality of any of the Building services or the proper and economic heating, cleaning, ventilating, air conditioning or other servicing of the Building; or premises, or with the use or occupancy of any of the other areas of the Building, or occasion discomfort, inconvenience or annoyance, or injury or damage to any occupants of the premises or other tenants or occupants of the Building; or (iv) which is inconsistent with the maintenance of the Building as an office building of the first class in the quality of its maintenance, use, or occupancy. Tenant shall not install or use any electrical or other equipment of any kind which, in the reasonable judgment of Landlord, exceeds the electric capacity identified in Article 8.1

        5.3    Licenses and Permits.    If any governmental license or permit shall be required for the proper and lawful conduct of Tenant's business other than a temporary or permanent certificate of occupancy, and if the failure to secure such license or permit would in any way affect Landlord, the premises, the Building or Tenant's ability to perform any of its obligations under this Lease, Tenant, at Tenant's expense, shall duly procure and thereafter maintain such license and submit the same to inspection by Landlord. Tenant, at Tenant's expense, shall at all times comply with the terms and conditions of each such license or permit. Tenant shall furnish all data and information to governmental authorities and Landlord as required in accordance with legal, regulatory, licensing or other similar requirements as they relate to Tenant's use or occupancy of the premises or the Building.

6.     RENT

        6.1    During the term of this Lease the Yearly Rent and other charges, at the rate stated in Exhibit 1, shall be payable by Tenant to Landlord by monthly payments, as stated in Exhibit 1, in advance and without demand on the first day of each month for and in respect of such month. The rent and other charges reserved and covenanted to be paid under this Lease shall commence on the Term Commencement Date, except that Tenant's obligation to pay Yearly Rent shall commence as of the Rent Commencement Date, as defined on Exhibit 1. If, by reason of any provisions of this Lease, the rent reserved hereunder shall commence or terminate on any day other than the first day of a calendar month, the rent for such calendar month shall be prorated. The rent shall be payable to Landlord or, if Landlord shall so direct in writing, to Landlord's agent or nominee, in lawful money of the United States which shall be legal tender for payment of all debts and dues, public and private, at the time of payment, at the office of the Landlord or such place as Landlord may designate, and the rent and other charges in all circumstances shall be payable without any setoff or deduction whatsoever. Rental and any other sums due hereunder not paid on or before the date due shall bear interest for each month or fraction thereof from the due date until paid computed at the annual rate of five percentage points over the so-called prime rate then currently from time to time charged to its most favored corporate customers by the largest national bank (N.A.) located in the city in which the Building is located, or at any applicable lesser maximum legally permissible rate for debts of this nature.

7.     RENTABLE AREA

        Total Rentable Area of the premises, the Building and the Complex are agreed to be the amounts set forth in Exhibit 1.

8.     SERVICES FURNISHED BY LANDLORD

        8.1    Electric Current.

          (a)   The consumption of electricity in the premises will be measured by a separate meter currently existing in the premises. Landlord will require Tenant to contract with the company supplying electric current for the purchase and obtaining by Tenant of electric current directly from such company to be billed directly to, and paid for by, Tenant.

          (b)   Landlord shall (i) permit its risers, conduits and feeders to the extent available, suitable and safely capable, to be used for the purpose of enabling Tenant to purchase and obtain electric current directly from such company, (ii) without cost or charge to Tenant, make such alterations and additions to the electrical equipment and/or appliances in the Building as such company shall specify for the purpose of enabling Tenant to purchase and obtain electric current directly from such company, and (iii) at Landlord's expense, furnish and install in or near the premises any necessary metering equipment used in connection with measuring Tenant's consumption of electric current and Tenant, at Tenant's expense, shall maintain and keep in repair such metering equipment.

          (c)   If Tenant shall require electric current for use in the premises in excess of 15 watts per square foot of Total Rentable Area of the premises to be furnished for such laboratory use as hereinabove provided (including electricity for plugs, lights, and HVAC), and if (i) in Landlord's reasonable judgment, Landlord's facilities are inadequate for such excess requirements or (ii) such excess use shall result in an additional burden on the Building air conditioning system and additional cost to Landlord on account thereof then, as the case may be, (x) Landlord upon written request and at the sole cost and expense of Tenant, will furnish and install such additional wire, conduits, feeders, switchboards and appurtenances as reasonably may be required to supply such additional requirements of Tenant if current therefor be available to Landlord, provided that the same shall be permitted by applicable laws and insurance regulations and shall not cause damage to the Building or the premises or cause or create a dangerous or hazardous condition or entail excessive or unreasonable alterations or repairs or interfere with or disturb other tenants or occupants of the Building or (y) Tenant shall reimburse Landlord for such additional cost, as aforesaid.

          (d)   Landlord, at Tenant's expense and upon Tenant's request, shall purchase and install all replacement lamps of types generally commercially available (including, but not limited to, incandescent and fluorescent) used in the premises.

          (e)   Landlord shall not in any way be liable or responsible to Tenant for any loss, damage or expense which Tenant may sustain or incur if the quantity, character, or supply of electrical energy is changed or is no longer available or suitable for Tenant's requirements.

          (f)    Tenant agrees that it will not make any material alteration or material addition to the electrical equipment and/or appliances in the premises without the prior written consent of Landlord in each instance first obtained, which consent will not be unreasonably withheld, and will promptly advise Landlord of any other alteration or addition to such electrical equipment and/or appliances.

        8.2    Water.    Landlord shall furnish hot and cold water for ordinary premises, cleaning, toilet, lavatory and drinking purposes. If Tenant requires, uses or consumes water for any purpose other than for the aforementioned purposes, Landlord may (i) assess a reasonable charge for the additional water so used or consumed by Tenant or (ii) install a water meter and thereby measure Tenant's water consumption for all purposes. In the latter event, Landlord shall pay the cost of the meter and the cost of installation thereof and shall keep said meter and installation equipment in good working order and repair. Tenant agrees to pay for water consumed, as shown on said meter, together with the sewer charge based on said meter charges, as and when bills are rendered, and on default in making such payment Landlord may pay such charges and collect the same from Tenant. All piping and other equipment and facilities for use of water outside the building core will be installed and maintained by Landlord at Tenant's sole cost and expense.

8.3   Elevators, Heat and Common Area Janitorial Services.

        Landlord at its expense shall: (i) provide necessary elevator facilities (which may be manually or automatically operated, either or both, as Landlord may from time to time elect) on Mondays through Fridays, excepting legal holidays, from 8:00 a.m. to 6:00 p.m. and on Saturdays, excepting legal holidays, from 8:00 a.m. to 1:00 p.m. (called "business days") and have one elevator in operation available for Tenant's use, non-exclusively, together with others having business in the Building, at all other times; (ii) furnish heat (substantially equivalent to that being furnished in comparably aged similarly equipped office buildings in the same city) to the premises and interior common areas through the common base building HVAC system during the normal heating season on business days; (iii) cause the common areas of the Building to be cleaned on business days (i.e., Monday through Friday) in a manner consistent with the standards generally prevailing in the office buildings in the City of Cambridge ("Standard"); and (iv) provide ventilation to the premises. Landlord shall have no obligation to provide janitorial services to the premises.

        8.4    Air Conditioning.    Landlord shall through the common base building air conditioning equipment of the Building furnish to and distribute in the premises air conditioning as normal seasonal changes may require on business days during the hours as aforesaid in Article 8.3 when air conditioning may reasonably be required for the comfortable occupancy of the premises by Tenant. Tenant agrees to lower and close the blinds or drapes when necessary because of the sun's position, whenever the air conditioning system is in operation, and to cooperate fully with Landlord with regard to, and to abide by all the reasonable regulations and requirements which Landlord may prescribe for the proper functioning and protection of the air conditioning system. Landlord hereby agrees that it shall cause its architect to design the HVAC system serving the premises to be adequate to provide comfortable occupancy based upon Tenant's program for population density (i.e. one person per 433 square feet of Total Rentable Area of the premises) and the equipment to be operated in the premises. Tenant shall provide its program for equipment to installed in the premises to Landlord and Landlord's architect for Landlord's approval (which shall not be unreasonably withheld), on or before January 6, 2005.

        8.5    Additional Heat and Air Conditioning Services.

        Landlord will use reasonable efforts upon reasonable advance written notice from Tenant of its requirements in that regard, to furnish additional heat or air conditioning services to the premises on days and at times other than as above provided. Tenant will pay to Landlord a reasonable charge for any such additional heat or air conditioning service required by Tenant.

        8.6    Additional Air Conditioning Equipment    (a) In the event Tenant requires additional air conditioning for business machines, meeting rooms or other special purposes, or because of occupancy or excess electrical loads, any additional air conditioning units, chillers, condensers, compressors, ducts, piping and other equipment, such additional air conditioning equipment will be installed, but only if, in Landlord's reasonable judgment, the same will not cause damage or injury to the Building or create a dangerous or hazardous condition or entail excessive or unreasonable alterations, repairs or expense or interfere with or disturb other tenants. At Landlord's sole election, such equipment will either be installed:

      1.
      by Landlord at Tenant's expense and Tenant shall reimburse Landlord in such an amount as will compensate it for the cost incurred by it in operating, maintaining, repairing and replacing, if necessary, such additional air conditioning equipment; or

      2.
      by Tenant, subject to Landlord's prior approval of Tenant's plans and specifications for such work.

          (b)   Reference is made to the fact that, as of the Execution Date, there is existing supplement HVAC equipment ("Existing HVAC Equipment") serving the premises. The parties hereto hereby agree that the Existing HVAC Equipment as well as any additional air conditioning equipment which may be installed by Tenant (i) shall be maintained, repaired and, if necessary, at Tenant's election, replaced by Tenant at Tenant's sole cost and expense, and (ii) throughout the term of this Lease, Tenant shall, at Tenant's sole cost and expense, purchase and maintain a service contract for such equipment from a service provider approved by Landlord. Tenant shall obtain Landlord's prior written approval of both the form of service contract and of the service provider.

        8.7    Repairs.    Except as otherwise provided in Articles 18 and 20, and subject to Tenant's obligations in Article 14, Landlord shall keep and maintain the roof, exterior walls, structural floor slabs, columns, elevators, public stairways and corridors, public lavatories, common building equipment (including, without limitation, sanitary, electrical, heating, air conditioning, or other systems) and other common facilities of both the Building and the Common Areas in good condition and repair. Landlord shall keep the paved portions of the Common Areas reasonably free of ice and snow.

        8.8    Interruption or Curtailment of Services.    A. When necessary by reason of accident or emergency, or for repairs, alterations, replacements or improvements which in the reasonable judgment of Landlord are desirable or necessary to be made, or of difficulty or inability in securing supplies or labor, or of strikes, or of any other cause beyond the reasonable control of Landlord, whether such other cause be similar or dissimilar to those hereinabove specifically mentioned until said cause has been removed, Landlord reserves the right to interrupt, curtail, stop or suspend (i) the furnishing of heating, elevator, air conditioning, and cleaning services and (ii) the operation of the plumbing and electric systems. Landlord shall exercise reasonable diligence to eliminate the cause of any such interruption, curtailment, stoppage or suspension, but there shall be no diminution or abatement of rent or other compensation due from Landlord to Tenant hereunder, nor shall this Lease be affected or any of the Tenant's obligations hereunder reduced, and the Landlord shall have no responsibility or liability for any such interruption, curtailment, stoppage, or suspension of services or systems.

        B.    Notwithstanding anything to the contrary in this Lease contained, if the premises shall lack any service which Landlord is required to provide hereunder (thereby rendering the premises or a portion thereof untenantable) so that, for the Landlord Service Interruption Cure Period, as hereinafter defined, the continued operation in the ordinary course of Tenant's business is materially adversely affected and if Tenant ceases to use the affected portion of the premises during the period of untenantability as the direct result of such lack of service, then, provided that Tenant ceases to use the affected portion of the premises during the entirety of the Landlord Service Interruption Cure Period and that such untenantability and Landlord's inability to cure such condition is not caused by the fault or neglect of Tenant or Tenant's agents, employees or contractors, Yearly Rent, Operating Expense Excess and Tax Excess shall thereafter be abated in proportion to such untenantability until the day such condition is completely corrected. For the purposes hereof, the "Landlord Service Interruption Cure Period" shall be defined as five (5) consecutive business days after notice from Tenant of the condition causing untenantability in the premises, provided however, that the Landlord Service Interruption Cure Period shall be ten (10) consecutive business days after notice from Tenant of such condition causing untenantability in the premises if either the condition was caused by causes beyond Landlord's control or Landlord is unable to cure such condition as the result of causes beyond Landlord's control.

        C.    Notwithstanding anything to the contrary in this Lease contained, in the event that the premises lack any service which Landlord is required to provide hereunder or electric current thereby rendering the premises or any material portion thereof untenantable, the untenantability of which substantially adversely affects the: continued operation in the ordinary course of Tenant's business, and (i) if such untenantability continues for ninety (90) consecutive days after notice of such condition from Tenant, and (ii) such untenantability is not caused by the fault or neglect of Tenant, or Tenant's agents, employees, or contractors, then, provided that Tenant ceases to use the affected portion of the premises during the entire period of such untenantability, Tenant shall have the right to terminate this Lease exercisable by giving Landlord a written termination notice as follows. This Lease shall terminate as of the date ten (10) days after notice, unless Landlord shall have cured such condition on or before such tenth day.

        D.    The provisions of Paragraphs B and C of this Article 8.8 shall not apply in the event of untenantability caused by fire or other casualty, or taking (see Articles 18 and 20):

        8.9    Energy Conservation.    Notwithstanding anything to the contrary in this Article 8 or in this Lease contained, Landlord may institute, and Tenant shall comply with, such policies, programs and measures: (i) as may be necessary, required, or expedient for the conservation and/or preservation of energy or energy services (provided however, that Landlord does not, by reason of such policies, programs and measures, reduce the level of energy or energy services being provided to the premises below the level of energy or energy services then being provided in comparably aged, first-class office buildings in the greater Boston area), or (ii) as may be necessary or required to comply with applicable codes, rules regulations or standards.

        8.10    Miscellaneous.    All services provided by Landlord to Tenant are based upon an assumed maximum premises population of one person per two hundred (200) square feet of Total Rentable Area, which limit Tenant shall in no event exceed.

        8.11    Access

        Tenant shall, throughout the term of the Lease, have access to the premises twenty-four (24) hours per day, seven (7) days per week, subject to Landlord's reasonable security requirements and causes beyond Landlord's reasonable control.

        8.12    Services

        A.    Landlord shall provide the following services to Tenant: (i) exterior/interior window washing, (ii) snow removal from common paved areas in the Complex, (iii) Common Area landscaping, (iv) Common Area cleaning/porter service, (v) on-site trash/recycling containers, and (vi) on-site property management staff.

        B.    Without giving any warranty or guaranty as to the efficacy of the following security measures, Landlord shall, throughout the term of the Lease, provide security for the Common Areas of the Complex through contract services with a security company. Security services entail periodic patrols of the Common Areas of the Complex, excluding the parking garage facility. Security personnel are responsible for locking and unlocking all building entrances. A security staff person is on-site 24 hours per day, seven day per week.

9.     ESCALATION

        9.1    Definitions.    As used in this Article 9, the words and terms which follow mean and include the following:

          (a)   "Operating Year" shall mean a calendar year in which occurs any part of the term of this Lease.

          (b)   "Tenant's Proportionate Building Share" shall be the figure as stated in Exhibit 1. Tenant's Proportionate Building Share is the ratio of the Total Rentable Area of the premises to the aggregate Total Rentable Area of the Building.

          (c)   "Tenant's Proportionate Common Area Share" shall initially be the figure as stated in Exhibit 1. Tenant's Proportionate Common Area Share is the ratio of the Total Rentable Area of the premises to the aggregate Total Rentable Area, from time to time, of all buildings within the Complex which have been completed and for which a certificate of occupancy has been issued. As additional buildings are completed within the Complex, Tenant's Proportionate Common Area Share shall be adjusted to equal the then current ratio of the Total Rentable Area of the premises to the aggregate Total Rentable Area within the Complex which is then completed and as to which a certificate of occupancy is issued.

          (d)   "Taxes" shall mean the real estate taxes and other taxes, levies and assessments imposed upon the Building and the Common Areas of the Complex and upon any personal property of Landlord used in the operation thereof, or Landlord's interest in the Building, the Common Areas, or such personal property; charges, fees and assessments for transit, housing, police, fire or other governmental services or purported benefits to the Building and/or the Common Areas; service or user payments in lieu of taxes; and any and all other taxes, levies, betterments, assessments and charges arising from the ownership, leasing, operating, use or occupancy of the Building, the Common Areas or based upon rentals derived therefrom, which are or shall be imposed by National, State, Municipal or other authorities. "Taxes" shall not include.any franchise, rental, income or profit tax, capital levy or excise, provided, however, that any of the same and any other tax, excise, fee, levy, charge or assessment, however described, that may in the future be levied or assessed as a substitute for or an addition to, in whole or in part, any tax, levy or assessment which would otherwise constitute "Taxes," whether or not now customary or in the contemplation of the parties on the Execution Date of this Lease, shall constitute "Taxes," but only to the extent calculated as if the Complex is the only real estate owned by Landlord. "Taxes" shall also include expenses of tax abatement or other proceedings contesting assessments or levies. With respect to real estate taxes imposed by the City of Cambridge, the parties acknowledge that, as of the Execution Date of this Lease, Landlord receives a tax bill which separately identifies the assessed value of the Building and that Landlord receives several tax bills relating to the land on which the Complex is located. The parties therefor agree that, for the purposes of determining Taxes, real estate taxes shall be based upon: (i) the separately identified assessed value of the Building, and (ii) the Building's share (i.e. based upon relative rentable area) of the assessed value of the land in the Complex, without taking into account either the Garage or the theatre in the Complex or the land on which the Garage and the theatre are located.

          (e)   "Tax Period" shall be any fiscal/tax period in respect of which Taxes are due and payable to the appropriate governmental taxing authority, any portion of which period occurs during the term of this Lease, the first such Period being the one in which the Term Commencement Date occurs.

          (f)    "Operating Costs":

    1.
    Definition of Operating Costs. "Operating Costs" shall mean all costs incurred and expenditures of whatever nature made by Landlord in the operation and management, for repair and replacements, cleaning and maintenance of the Building (provided, however, that the cost of providing premises cleaning shall not be included in Operating Costs), the Complex, and the Common Areas of the Complex including, without limitation, vehicular and pedestrian passageways related to the Complex, related equipment, facilities and appurtenances, elevators, cooling and heating equipment. In the event that Landlord or Landlord's managers or agents perform services for the benefit of the Complex off-site which would otherwise be performed on-site (e.g., accounting), the cost of such services shall be reasonably allocated among the properties benefiting from such service and shall be included in Operating Costs. Operating Costs shall include, without limitation, those categories of "Specifically Included Operating Costs," as set forth below, but shall not include "Excluded Costs," as hereinafter defined.

    2.
    Definition of Excluded Costs: "Excluded Costs" shall be defined as mortgage charges, brokerage commissions, salaries of executives and owners not directly employed in the management/operation of the Complex, the cost of work done by Landlord for a particular tenant for which Landlord has the right to be reimbursed by such Tenant, and, subject to Subparagraph (3) below, such portion of expenditures as are not properly chargeable against income.

    3.
    Capital Expenditures.

              (i)    Replacements. If, during the term of this Lease, Landlord shall replace any capital items or make any capital expenditures (collectively called "capital expenditures") the total amount of which is not properly includible in Operating Costs for the Operating Year in which they were made, there shall nevertheless be included in such Operating Costs and in Operating Costs for each succeeding Operating Year the amount, if any, by which the Annual Charge-Off (determined as hereinafter provided) of such capital expenditure (less insurance proceeds, if any, collected by Landlord by reason of damage to, or destruction of the capital item being replace) exceeds the annual Charge-Off of the capital expenditure for the item being replaced.

              (ii)   New Capital Items. If a new capital item is acquired which does not replace another capital item which was worn out, has become obsolete, etc., then there shall be included in Operating Costs for each Operating Year in which and after such capital expenditure is made the Annual Charge-Off of such capital expenditure.

              (iii)  Annual Charge-Off. "Annual Charge-Off" shall be defined as the annual amount of principal and interest payments which would be required to repay a loan ("Capital Loan") in equal monthly installments over the Useful Life, as hereinafter defined, of the capital item in question on a direct reduction basis at an annual interest rate equal to the Capital Interest Rate, as hereinafter defined, where the initial principal balance is the cost of the capital item in question. Notwithstanding the foregoing, if Landlord reasonably concludes on the basis of engineering estimates that a particular capital expenditure will effect savings in Building operating expenses including, without limitation, energy-related costs, and that such projected savings will, on an annual basis ("Projected Annual Savings"), exceed the Annual Charge-Off of such capital expenditure computed as aforesaid, then and in such events, the Annual Charge-Off shall be increased to an amount equal to the Projected Annual Savings; and in such circumstances, the increased Annual Charge-Off (in the amount of the Projected Annual Savings) shall be made for such period of time as it would take to fully amortize the cost of the capital item in question, together with interest thereon at the Capital Interest Rate as aforesaid, in equal monthly payments, each in the amount of one-twelfth (1/12th) of the Projected Annual Savings, with such payments being applied first to interest and the balance to principal.

              (iv)  Useful Life. "Useful Life" shall be reasonably determined by Landlord in accordance with generally accepted accounting principles and practices in effect at the time of acquisition of the capital item.

              (v)   Capital Interest Rate. "Capital Interest Rate" shall be defined as an annual rate of either one percentage point over the AA Bond rate (Standard & Poor's corporate composite or, if unavailable, its equivalent) as reported in the financial press at the time the capital expenditure is made or, if the capital item is acquired through third-party financing, then the actual (including fluctuating) rate paid by Landlord in financing the acquisition of such capital item.

      Notwithstanding anything to the contrary herein contained, capital expenditures shall be included in Operating Costs only if.

              (i)    the capital item being acquired is required by law, or

              (ii)   The capital item is reasonably projected to reduce Operating Costs.

      4.
      Specifically Included Categories of Operating Costs. Operating Costs shall include, but not be limited to, the following.

      Taxes (other than real estate taxes). Sales, Federal Social Security, Unemployment and Old Age Taxes and contributions and State Unemployment taxes and contributions accruing to and paid by the Landlord on account of all employees of Landlord and/or Landlord's managing agent, who are employed in, about or on account of the Complex, except that taxes levied upon the net income of the Landlord and taxes withheld from employees, and "Taxes" as defined in Article 9.1(d) shall not be included herein.

      Water. All charges and rates connected with water supplied to the Buildingnd related sewer use charges.

      Heat and Air Conditioning. All charges connected with heat and air conditioning supplied to the Building.

      Wages. Wages and cost of all employee benefits of all employees of the Landlord and/or Landlord's managing agent who are employed in, about or on account of the Building.

      Cleaning. The cost of labor and material for cleaning the Building (provided, however, that the cost of providing premises cleaning shall not be included in Operating Costs), surrounding areaways and windows in the Building.

      Elevator Maintenance. All expenses for or on account of the upkeep and maintenance of all elevators in the Building.

      Management Fee. The cost of professional management of the Building, provided however, that the amount included in Operating Costs on account of management fees in respect of any Operating Year shall not exceed the Management Fee Cap, as hereinafter defined. The "Management Fee Cap" shall be three and one-half (3.5%) percent of the gross income of the Building; provided however, that if the Building is less than 95% occupied during the entirety of the Operating Year in question, the Management Fee Cap shall be determined as if the Building were 95% occupied during the entirety of such Operating Year.

      Administrative Costs. The cost of office expense, including, without limitation, rent, business supplies and equipment.

      Electricity. The cost of all electric current for the operation of any machine, appliance or device used for the operation of the premises and the Building, including the cost of electric current for the elevators, lights, air conditioning and heating, but not including electric current which is paid for directly to the utility by the user/tenant in the Building. (If and so long as Tenant is billed directly by the electric utility for its own consumption as determined by its separate meter, or billed directly by Landlord as determined by a check meter, then Operating Costs shall include only Building and public area electric current consumption and not any demised premises electric current consumption. Wherever separate metering is unlawful, prohibited by utility company regulation or tariff or is otherwise impracticable, relevant consumption figures for the purposes of this Article 9 shall be determined by fair and reasonable allocations and engineering estimates made by Landlord.

      Insurance, etc: Fire, casualty, liability, rent loss and such other insurance as may from time to time be required by lending institutions on first-class office buildings in the City or Town wherein the Building is located and all other expenses customarily incurred in connection with the operation and maintenance of first-class office buildings in the City or Town wherein the Building is located including, without limitation, insurance deductible amounts and rental costs associated with the Building's management office.

      Gross-Up Provision.    Notwithstanding the foregoing, in determining the amount of Operating Costs for any calendar year or portion thereof falling within the term (including Operating Costs in the Base Year), if less than ninety-five percent (95%) of the Rentable Area of the Building shall have been occupied by tenants at any time during the period in question, then, at Landlord's election, Operating Costs for such period shall be adjusted to equal the amount Operating Costs would have been for such period had occupancy been ninety-five percent (95%) throughout such period. The extrapolation of Operating Costs under this paragraph shall be performed by appropriately adjusting the cost of those components of Operating Costs that are impacted by changes in the occupancy of the Building.

      5.
      Definitions of Building Operating Costs and Common Area Operating Costs. "Building Operating Costs" shall be defined as the amount of Operating Costs allocable to the Building in any Operating Year. "Common Area Operating Costs" shall be defined as the amount of Operating Costs allocable to the Common Areas in any Operating Year. All Operating Costs incurred by Landlord in respect of the Complex shall be allocated, in Landlord's reasonable judgment, among the Building, the other buildings of the Complex, and the Common Areas.

      6.
      Landlord represents that:

      (i)
      Operating Costs for the Building for calendar year 2004 were $1,441,003.00;

      (ii)
      Operating Costs for the Complex for calendar year 2004 were $302,927:00; and

      (iii)
      Taxes for the Building for fiscal year 2005 were $876,826.00 and Taxes for the Common Areas of the Complex for fiscal year 2005 were $664,776.00.

        9.2    Tax Share.    Commencing as of the Term Commencement Date and continuing thereafter with respect to each Tax Year occurring during the term of the Lease, Tenant shall pay to Landlord,

with respect to any Tax Period, Tenant's Proportionate Building Share of Taxes for such Tax Period, such sum being hereinafter referred to as "Tax Share". Tax Share shall be due when billed by Landlord. In implementation and not in limitation of the foregoing, Tenant shall remit to Landlord pro rata monthly installments on account of projected Tax Share, calculated by Landlord on the basis of the most recent Tax data or budget available. If the total of such monthly remittances on account of any Tax Period is greater than the actual Tax Share for such Tax Period, Tenant may credit the difference against the next installment of rental or other charges due to Landlord hereunder. If the total of such remittances is less than the actual Tax Share for such Tax Period, Tenant shall pay the difference to Landlord when billed therefor.

        Appropriate credit against Tax Share shall be given for any refund obtained by reason of a reduction in any Taxes by the Assessors or the administrative, judicial or other governmental agency responsible therefor. The original computations, as well as reimbursement or payments of additional charges, if any, or allowances, if any, under the provisions of this Article 9.2 shall be based on the original assessed valuations with adjustments to be made at a later date when the tax refund, if any, shall be paid to Landlord by the taxing authorities. Expenditures for legal fees and for other similar or dissimilar expenses incurred in obtaining the tax refund may be charged against the tax refund before the adjustments are made for the Tax Period.

        9.3    Operating Expense Share.    Commencing as of the Term Commencement Date and continuing thereafter with respect to each Operating Year occurring during the term of the Lease, Tenant shall pay to Landlord, with respect to any Operating Year, the sum of: (x) Tenant's Proportionate Building Share of Building Operating Costs for such Operating Year, plus (y) Tenant's Proportionate Common Share of Common Operating Costs for such Operating Year, such sum being hereinafter referred to as "Operating Expense Share". In implementation and not in limitation of the foregoing, Tenant shall remit to Landlord pro rata monthly installments on account of projected Operating Expense Share, calculated by Landlord on the basis of the most recent Operating Costs data or budget available. If the total of such monthly remittances on account of any Operating Year is greater than the actual Operating Expense Share for such Operating Year, Tenant may credit the difference against the next installment of rent or other charges due to Landlord hereunder. If the total of such remittances is less than actual Operating Expense Share for such Operating Year, Tenant shall pay the difference to Landlord when billed therefor.

        9.3A    Tenant's Audit Right.    Subject to the provisions of this Article 9.3A, Tenant shall have the right, at Tenant's cost and expense, to examine all documentation and calculations prepared in the determination of Operating Expense Excess:

  1.
  Such documentation and calculation shall be made available to Tenant at the offices where Landlord keeps such records during normal business hours within a reasonable time after Landlord receives a written request from Tenant to make such examination.

  2.
  Tenant shall have the right to make such examination no more than once in respect of any period in which Landlord has given Tenant a statement of the actual amount of Operating Costs.

  3.
  Any request for examination in respect of any Operating Year may be made no more than one hundred eighty (180) days after Landlord advises Tenant of the actual amount of Operating Costs in respect of such period.

  4.
  Such examination may be made only by an entity reasonably approved by Landlord. Without limiting Landlord's approval rights, Landlord may withhold its approval of any examiner of Tenant who is being paid by Tenant on a contingent fee basis.

  5.
  As a condition to performing any such examination, Tenant and its examiners shall be required to execute and deliver to Landlord an agreement, in form acceptable to Landlord, agreeing to keep confidential any information which it discovers about Landlord or the Building in connection with such examination.

        9.4    Part Years.    If the Term Commencement Date or the Termination Date occurs in the middle of an Operating Year or Tax Period, Tenant shall be liable for only that portion of the Operating Expense or Tax Share, as the case may be, in respect of such Operating Year or Tax Period represented by a fraction the numerator of which is the number of days of the herein term which falls within the Operating Year or Tax Period and the denominator of which is three hundred sixty-five (365), or the number of days in said Tax Period, as the case may be.

        9.5    Effect of Taking.    In the event of any taking of the Building or the land upon which it stands under circumstances whereby this Lease shall not terminate under the provisions of Article 20 then, Tenant's Proportionate Building Share and Tenant's Proportionate Common Area Share shall be adjusted appropriately to reflect the proportion of the premises and/or the Building remaining after such taking.

        9.6    Survival.    Any obligations under this Article 9 which shall not have been paid at the expiration or sooner termination of the term of this Lease shall survive such expiration and shall be paid when and as the amount of same shall be determined to be due.

10.   CHANGES OR ALTERATIONS BY LANDLORD

        Landlord reserves the right, exercisable by itself or its nominee, at any time and from time to time without the same constituting an actual or constructive eviction and without incurring any liability to Tenant therefor or otherwise affecting Tenant's obligations under this Lease, to make such changes, alterations, additions, improvements, repairs or replacements in or to: (i) the Building (including the premises, provided that, notwithstanding anything to the contrary in the Lease contained, any changes, alterations, additions, or improvements made by Landlord within the premises shall not be made without the consent of Tenant, which consent shall not be unreasonably withheld or delayed)) and the fixtures and equipment thereof, (ii) the street entrances, halls, passages, elevators, escalators, and stairways of the Building, and (iii) the Common Areas, and facilities located therein, as Landlord may deem necessary or desirable, and to change the arrangement and/or location of entrances or passageways, doors and doorways, and corridors, elevators, stairs, toilets, or other public parts of the Building and/or the Common Areas, provided, however, that there be no unreasonable obstruction of the right of access to, or unreasonable interference with the use and enjoyment of, the premises or Tenant's appurtenant rights by Tenant. Nothing contained in this Article 10 shall be deemed to relieve Tenant of any duty, obligation or liability of Tenant with respect to making any repair, replacement or improvement or complying with any law, order or requirement of any governmental or other authority. Landlord reserves the right to adopt and at any time and from time to time to change the name or address of the Building. Neither this Lease nor any use by Tenant shall give Tenant any right or easement for the use of any door, passage, concourse, walkway or parking area within the Building or in the Common Areas, and the use of such doors, passages, concourses, walkways, parking areas and such conveniences may be regulated or discontinued at any time and from time to time by Landiord without notice to Tenant and without affecting the obligation of Tenant hereunder or incurring any liability to Tenant therefor, provided, however, that there be no unreasonable obstruction of the right of access to, or unreasonable interference with the use of the premises by Tenant.

        If at any time any windows of the premises are temporarily closed or darkened for any reason whatsoever including but not limited to, Landlord's own acts, Landlord shall not be liable for any damage Tenant may sustain thereby and Tenant shall not be entitled to any compensation therefor nor abatements of rent nor shall the same release Tenant from its obligations hereunder nor constitute an eviction.

11.   FIXTURES, EQUIPMENT AND IMPROVEMENTS—REMOVAL BY TENANT

        All fixtures, equipment, improvements and appurtenances attached to or built into the premises prior to or during the term, whether by Landlord at its expense or at the expense of Tenant (either or both) or by Tenant shall be and remain part of the premises and shall not be removed by Tenant during or at the end of the term unless Landlord otherwise elects to require Tenant to remove such fixtures, equipment, improvements and appurtenances, in accordance with Articles 12 and/or 22 of the Lease. All electric, telephone, telegraph, communication, radio, plumbing, heating and sprinkling systems, fixtures and outlets, vaults, paneling, molding, shelving, radiator enclosures, cork, rubber, linoleum and composition floors, ventilating, silencing, air conditioning and cooling equipment, shall be deemed to be included in such fixtures, equipment, improvements and appurtenances, whether or not attached to or built into the premises. Where not built into the premises, all removable electric fixtures, carpets, drinking or tap water facilities, furniture, or trade fixtures or business equipment or Tenant's inventory or stock in trade shall not be deemed to be included in such fixtures, equipment, improvements and appurtenances and may be, and upon the request of Landlord will be, removed by Tenant upon the condition that such removal shall not materially damage the premises or the Building and that the cost of repairing any damage to the premises or the Building arising from installation or such removal shall be paid by Tenant.

12.   ALTERATIONS AND IMPROVEMENTS BY TENANT

        Tenant shall make no alterations, decorations, installations, removals, additions or improvements in or to the premises without Landlord's prior written consent made by contractors or mechanics approved by Landlord. No installations or work shall be undertaken or begun by Tenant until: (i) Landlord has approved written plans and specifications and a time schedule for such work; (ii) Tenant has made provision for either written waivers of liens from all contractors, laborers and suppliers of materials for such installations or work, the filing of lien bonds on behalf of such contractors, laborers and suppliers, or other appropriate protective measures approved by Landlord; and (iii) with respect to work, the cost of which exceeds $150,000.00. Tenant has procured appropriate surety payment and performance bonds. No amendments or additions to such plans and specifications shall be made without the prior written consent of Landlord. Landlord's consent and approval required under this Article 12 shall not be unreasonably withheld or delayed. Landlord's approval is solely given for the benefit of Landlord and neither Tenant nor any third party shall have the right to rely upon Landlord's approval of Tenant's plans for any purpose whatsoever. Without limiting the foregoing, Tenant shall be responsible for all elements of the design of Tenant's plans (including, without limitation, compliance with law, functionality of design, the structural integrity of the design, the configuration of the premises and the placement of Tenant's furniture, appliances and equipment), and Landlord's approval of Tenant's plans shall in no event relieve Tenant of the responsibility for such design. Landlord shall have no liability or responsibility for any claim, injury or damage alleged to have been caused by the particular materials, whether building standard or non-building standard, appliances or equipment selected by Tenant in connection with any work performed by or on behalf of Tenant in the premises including, without limitation, furniture, carpeting, copiers, laser printers, computers and refrigerators. Any such work, alterations, decorations, installations, removals, additions and improvements shall be done at Tenant's sole expense and at such times and in such manner as Landlord may from time to time reasonably designate. If Tenant shall make any alterations, decorations, installations, removals, additions or improvements then Landlord may elect to require the Tenant at the expiration or sooner termination of the term of this Lease to restore the premises to substantially the same condition as existed at the completion of the Tenant Improvement Work. Landlord agrees to make such election at the time that Landlord approves Tenant's plans for any such alterations, etc., if Tenant requests in writing that Landlord make such election at the time that Tenant requests Landlord's approval of such alterations, etc. Tenant shall pay, as an additional charge, the entire increase in real estate taxes on the Building which shall, at any time prior to or after the Term Commencement Date, result from or be attributable to any alteration, addition or improvement to the premises made by or for the account of Tenant.

13.   TENANT'S CONTRACTORS—MECHANICS' AND OTHER LIENS—STANDARD OF TENANT'S PERFORMANCE—COMPLIANCE WITH LAWS

        Whenever Tenant shall make any alterations, decorations, installations, removals, additions or improvements in or to the premises—whether such work be done prior to or after the Term Commencement Date—Tenant will strictly observe the following covenants and agreements:

          (a)   Tenant agrees that it will not, either directly or indirectly, use any contractors and/or materials if their use will create any difficulty, whether in the nature of a labor dispute or otherwise, with other contractors and/or labor engaged by Tenant or Landlord or others in the construction, maintenance and/or operation of the Building or any part thereof.

          (b)   In no event shall any material or equipment be incorporated in or added to the premises, so as to become a fixture or otherwise a part of the Building, in connection with any such alteration, decoration, installation, addition or improvement which is subject to any lien, charge, mortgage or other encumbrance of any kind whatsoever or is subject to any security interest or any form of title retention agreement. No installations or work shall be undertaken or begun by Tenant until (i) Tenant has made provision for written waiver of liens from all contractors, laborers and suppliers of materials for such installations or work, and taken other appropriate protective measures approved by Landlord; and (ii) with respect to work, the cost of which exceeds $150,000, Tenant has procured appropriate surety payment and performance bonds which shall name Landlord as an additional obligee and has filed lien bond(s) (in jurisdictions where available) on behalf of such contractors, laborers and suppliers. Any mechanic's lien filed against the premises or the Building for work claimed to have been done for, or materials claimed to have been furnished to, Tenant shall be discharged by Tenant within ten (10) days after notice to Tenant, at Tenant's expense by filing the bond required by law or otherwise. If Tenant fails so to discharge any lien, Landlord may do so at Tenant's expense and Tenant shall reimburse Landlord for any expense or cost incurred by Landlord in so doing within fifteen (15) days after rendition of a bill therefor.

          (c)   All installations or work done by Tenant shall be at its own expense and shall at all times comply with (i) laws, rules, orders and regulations of governmental authorities having jurisdiction thereof; (ii) orders, rules and regulations of any Board of Fire Underwriters, or any other body hereafter constituted exercising similar functions, and governing insurance rating bureaus; (iii) Rules and Regulations of Landlord; and (iv) plans and specifications prepared by and at the expense of Tenant theretofore submitted to and approved by Landlord.

          (d)   Tenant shall procure all necessary permits before undertaking any work in the premises; do all of such work in a good and workmanlike manner, employing materials of good quality and complying with all governmental requirements; and defend, save harmless, exonerate and indemnify Landlord from all injury, loss or damage to any person or property occasioned by or growing out of such work. Tenant shall cause contractors employed by Tenant to carry Worker's

  Compensation Insurance in accordance with statutory requirements, Automobile Liability Insurance and, naming Landlord as an additional insured, Commercial General Liability Insurance covering such contractors on or about the premises in the amounts stated in Article 15 hereof or in such other reasonable amounts as Landlord shall require and to submit certificates evidencing such coverage to Landlord prior to the commencement of such work.

14.   REPAIRS BY TENANT—FLOOR LOAD

        14.1    Repairs by Tenant.    Tenant shall keep all and singular the premises neat and clean (including periodic rug shampoo and waxing of tiled floors and cleaning of blinds and drapes) and in such repair, order and condition as the same are in on the Term Commencement Date or may be put in during the term hereof, reasonable use and wearing thereof and damage by fire or by other casualty excepted. Without limiting the foregoing, Tenant shall maintain, repair, and replace, when necessary, the Existing HVAC Equipment, as defined in Article 8.6, as well as any additional supplemental HVAC equipment installed by Tenant in the premises. Tenant shall be solely responsible for the proper maintenance of all equipment and appliances operated by Tenant, including, without limitation, copiers, laser printers, computers and refrigerators. Tenant shall be responsible for janitorial services to be provided to any bathrooms located within the premises. Tenant shall make, as and when needed as a result of misuse by, or neglect or improper conduct of, Tenant or Tenant's servants, employees, agents, contractors, invitees, or licensees or otherwise, all repairs in and about the premises necessary to preserve them in such repair, order and condition, which repairs shall be in quality and class equal to the original work. Landlord may elect, at the expense of Tenant, to make any such repairs or to repair any damage or injury to the Building or the premises caused by moving property of Tenant in or out of the Building, or by installation or removal of furniture or other property, or by misuse by, or neglect, or improper conduct of, Tenant or Tenant's servants, employees, agents, contractors, or licensees.

        14.2    Floor Load—Heavy Machinery.    Tenant shall not place a load upon any floor of the premises exceeding the floor load per square foot of area which such floor was designed to carry and which is allowed by law. Landlord reserves the right to prescribe the weight and position of all business machines and mechanical equipment, including safes, which shall be placed so as to distribute the weight. Business machines and mechanical equipment shall be placed and maintained by Tenant at Tenant's expense in settings sufficient in Landlord's judgment to absorb and prevent vibration, noise and annoyance. Tenant shall not move any safe, heavy machinery, heavy equipment, freight, bulky matter, or fixtures into or out of the Building without Landlord's prior written consent. If such safe, machinery, equipment, freight, bulky matter or fixtures requires special handling, Tenant agrees to employ only persons holding a Master Rigger's License to do said work, and that all work in connection therewith shall comply with applicable laws and regulations. Any such moving shall be at the sole risk and hazard of Tenant and Tenant will defend, indemnify and save Landlord harmless against and from any liability, loss, injury, claim or suit resulting directly or indirectly from such moving. Proper placement of all such business machines, etc., in the premises shall be Tenant's responsibility.

15.   INSURANCE, INDEMNIFICATION, EXONERATION AND EXCULPATION

        15.1    General Liability Insurance.    Tenant shall procure, and keep in force and pay for Commercial General Liability Insurance insuring Tenant on an occurrence basis against all claims and demands for personal injury liability (including, without limitation, bodily injury, sickness, disease, and death) or damage to property which may be claimed to have occurred from and after the time Tenant and/or its contractors enter the premises in accordance with Article 4 of this Lease, of not less than Two Million ($2,000,000) Dollars in the event of personal injury to any number of persons or damage to property, arising out of any one occurrence, and from time to time thereafter shall be not less than such higher amounts, if procurable, as may be reasonably required by Landlord and are customarily carried by responsible similar tenants in the City or Town wherein the Building is located.

        15.2    Certificates of Insurance.    Such insurance shall be effected with insurers approved by Landlord, authorized to do business in the State wherein the Building is situated under valid and enforceable policies wherein Tenant names Landlord, Landlord's managing agent, and Landlord's mortgagee as additional insureds. Such insurance shall provide that it shall not be canceled or modified without at least thirty (30) days' prior written notice to each insured named therein. On or before the time Tenant and/or its contractors enter the premises in accordance with Articles 4 and 14 of this Lease and thereafter not less than fifteen (15) days prior to the expiration date of each expiring policy, original copies of the policies provided for in Article 15.1 issued by the respective insurers, or certificates of such policies setting forth in full the provisions thereof and issued by such insurers together with evidence satisfactory to Landlord of the payment of all premiums for such policies, shall be delivered by Tenant to Landlord and certificates as aforesaid of such policies shall upon request of Landlord, be delivered by Tenant to the holder of any mortgage affecting the premises.

        15.3    General.    Tenant will save Landlord, its agents and employees, harmless and will exonerate, defend and indemnify Landlord, its agents and employees, from and against any and all claims, liabilities or penalties asserted by, or on behalf of any person, firm, corporation or public authority arising from the Tenant's breach of the Lease or;

          (a)   On account of or based upon any injury to person, or loss of or damage to property, sustained or occurring on the premises on account of or based upon the act, omission, fault, negligence or misconduct of any person whomsoever (except to the extent the same is caused by Landlord, its agents, contractors or employees);

          (b)   On account of or based upon any injury to person, or loss of or damage to property, sustained or occurring elsewhere (other than on the premises) in or about the Building (and, in particular, without limiting the generality of the foregoing, on or about the elevators, stairways, public corridors, sidewalks, concourses, arcades, malls, galleries, vehicular tunnels, approaches, areaways, roof, or other appurtenances and facilities used in connection with the Building or premises) on account of or based upon the negligence or misconduct of Tenant, its agents, employees or contractors; and

          (c)   On account of or based upon (including monies due on account of) any work or thing whatsoever done (other than by Landlord or its contractors, or agents or employees of either) on the premises during the term of this Lease and during the period of time, if any, prior to the Term Commencement Date that Tenant may have been given access to the premises.

          (d)   Tenant's obligations under this Article 15.3 shall be insured either under the Commercial General Liability Insurance required under Article 15.1, above, or by a contractual insurance rider or other coverage; and certificates of insurance in respect thereof shall be provided by Tenant to Landlord upon request.

        15.4    Property of Tenant.    In addition to and not in limitation of the foregoing, Tenant covenants and agrees that, to the maximum extent permitted by law, all merchandise, furniture, fixtures and property of every kind, nature and description related or arising out of Tenant's leasehold estate hereunder, which may be in or upon the premises or Building, in the public corridors, or on the sidewalks, areaways and approaches adjacent thereto, shall be at the sole risk and hazard of Tenant, and that if the whole or any part thereof shall be damaged, destroyed, stolen or removed from any cause or reason whatsoever no part of said damage or loss shall be charged to, or borne by, Landlord.

        15.5    Bursting of Pipes, etc.    Landlord shall not be liable for any injury or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, air contaminants or emissions, electricity, electrical or electronic emanations or disturbance, water, rain or snow or leaks from any part of the Building or from the pipes, appliances, equipment or plumbing works or from the roof, street or sub-surface or from any other place or caused by dampness, vandalism, malicious mischief or by any other cause of whatever nature, unless caused by or due to the negligence of Landlord, its agents, servants or employees, and then only after (i) notice to Landlord of the condition claimed to constitute negligence and (ii) the expiration of a reasonable time after such notice has been received by Landlord without Landlord having taken all reasonable and practicable means to cure or correct such condition; and pending such cure or correction by Landlord, Tenant shall take all reasonably prudent temporary measures and safeguards to prevent any injury, loss or damage to persons or property. In no event shall Landlord be liable for any loss, the risk of which is covered by Tenant's insurance or is required to be so covered by this Lease; nor shall Landlord or its agents be liable for any such damage caused by other tenants or persons in the Building or caused by operations in construction of any private, public, or quasi-public work; nor shall Landlord be liable for any latent defect in the premises or in the Building.

        15.6    Repairs and Alterations—No Diminution of Rental Value.    A.  Except as otherwise provided in Article 18, there shall be no allowance to Tenant for diminution of rental value and no liability on the part of Landlord by reason of inconvenience, annoyance or injury to Tenant arising from any repairs, alterations, additions, replacements or improvements made by Landlord, or any related work, Tenant or others in or to any portion of the Building or premises or any property adjoining the Building, or in or to fixtures, appurtenances, or equipment thereof, or for failure of Landlord or others to make any repairs, alterations, additions or improvements in or to any portion of the Building, or of the premises, or in or to the fixtures, appurtenances or equipment thereof.

        B.    Notwithstanding anything to the contrary in this Lease contained, if due to any such repairs, alterations, replacements, or improvements made by Landlord or if due to Landlord's failure to make any repairs, alterations, or improvements required to be made by Landlord, any portion of the premises becomes untenantable so that for the Premises Untenantability Cure Period, as hereinafter defined, the continued operation in the ordinary course of Tenant's business is materially adversely affected, then, provided that Tenant ceases to use the affected portion of the premises during the entirety of the Premises Untenantability Cure Period by reason of such untenantability, and that such untenantability and Landlord's inability to cure such condition is not caused by the fault or neglect of Tenant or Tenant's agents, employees or contractors, Yearly Rent, Operating Expense Excess and Tax Excess shall thereafter be abated in proportion to such untenantability until the day such condition is completely corrected. For the purposes hereof, the "Premises Untenantability Cure Period" shall be defined as five (5) consecutive business days after notice from Tenant of the condition causing untenantability in the premises, provided however, that the Premises Untenantability Cure Period shall be ten (10) consecutive business days after notice from Tenant of such condition causing untenantability in the premises if either the condition was caused by causes beyond Landlord's control or Landlord is unable to cure such condition as the result of causes beyond Landlord's control.

        D.    Notwithstanding anything to the contrary herein contained, if due to such repairs, alterations, replacements or improvements made by Landlord or if due to Landlord's failure to make any repairs, alterations or improvements required to be made by Landlord, any material portion of the premises becomes untenantable for a period of ninety (90) consecutive days after notice of such condition from Tenant, then, provided that Tenant ceases to use the affected portion of the premises during the entire period of such untenantability, such untenantability and Landlord's inability to cure such condition is not caused by the fault or neglect of Tenant, or Tenant's agents, employees or contractors, then Tenant may terminate this Lease by giving Landlord written notice as follows:

    (a)
    Said notice shall be given after said ninety (90) day period.

    (b)
    Said notice shall set forth an effective date which is not earlier than ten (10) days after Landlord receives said notice.

    (c)
    If said condition is remedied on or before said effective date, said notice shall have no further force and effect.

    (d)
    If said condition is not remedied on or before said effective date for any reason other then Tenant's fault, as aforesaid, the Lease shall terminate as of said effective date, and the Yearly Rent, escalations and other charges due under the Lease shall be apportioned as of said effective date.

        C.    The provisions of Paragraphs B and C of this Article 15.6 shall not apply in the event of untenantability caused by fire or other casualty, or taking (see Articles 18 and 20).

16.   ASSIGNMENT, MORTGAGING AND SUBLETTING

        A.    Subject to the provisions of this Article 16, Tenant covenants and agrees that neither this Lease nor the term and estate hereby granted, nor any interest herein or therein, will be assigned, mortgaged, pledged, encumbered or otherwise transferred, voluntarily, by operation of law or otherwise, and that neither the premises, nor any part thereof will be encumbered in any manner by reason of any act or omission on the part of Tenant, or used or occupied, or permitted to be used or occupied, or utilized for desk space or for mailing privileges, by anyone other than Tenant, or for any use or purpose other than as stated in Exhibit 1, or be sublet, or offered or advertised for subletting. Notwithstanding the foregoing, it is hereby expressly understood and agreed however, if Tenant is a corporation, that the assignment or transfer of this Lease, and the term and estate hereby granted, to any corporation into which Tenant is merged or with which Tenant is consolidated which corporation shall have a net worth at least equal to that of Tenant immediately prior to such merger or consolidation (such corporation being hereinafter called "Assignee"), shall not be deemed to be prohibited hereby if, and upon the express condition that Assignee and Tenant shall promptly execute, acknowledge and deliver to Landlord an agreement in form and substance satisfactory to Landlord whereby Assignee shall agree to be independently bound by and upon all the covenants, agreements, terms, provisions and conditions set forth in this Lease on the part of Tenant to be performed, and whereby Assignee shall expressly agree that the provisions of this Article 16 shall, notwithstanding such assignment or transfer, continue to be binding upon it with respect to all future assignments and transfers.

        B.    Notwithstanding anything to the contrary in the Lease contained:

    1.
    Tenant shall, prior to offering or advertising the premises, or any portion thereof for sublease or assignment give Landlord a Recapture Offer, as hereinafter defined.

    2.
    For the purposes hereof a "Recapture Offer" shall be defined as a notice in writing from Tenant to Landlord which:

    (a)
    States that Tenant desires to sublet the premises, or a portion thereof, or to assign its interest in this Lease.

    (b)
    Identifies the affected portion of the premises ("Recapture Premises").

    (c)
    Identifies the period of time ("Recapture Period") during which Tenant proposes to sublet the Recapture Premises or to assign its interest in the Lease.

    (d)
    Offers to Landlord to terminate the Lease in respect of the Recapture Premises (in the case of a proposed assignment of Tenant's interest in the Lease or a subletting for the remainder of the term of the Lease) or to suspend the term of the Lease pro tanto in respect of the Recapture Period (i.e. the term of the Lease in respect of the Recapture Premises shall be terminated during the Recapture Period and Tenant's rental obligations shall be reduced in proportion to the ratio of the Total Rentable Area of the Recapture Premises to the Total Rentable Area of the premises then demised to Tenant).

    3.
    Landlord shall have a period of time equal to the applicable Acceptance Period, as hereinafter defined, to accept a Recapture Offer by written notice to Tenant within such Acceptance Period. The "Acceptance Period" with respect to any proposed sublease where the size of the Recapture Premise is less than 10,000 square feet of Total Rentable Area shall be thirty (30) days after Landlord receives the Recapture Offer, and the "Acceptance Period" with respect to any proposed sublease where the size of the Recapture Premises is 10,000 square feet of Total Rentable Area or more shall be forty-five (45) days after Landlord receives the Recapture Offer. If Landlord does not timely give written notice to Tenant accepting a Recapture Offer, then Landlord agrees that it will not unreasonably withhold or delay its consent to a sublease of the Recapture Premises for the Recapture Period, or an assignment of Tenant's interest in the Lease, as the case may be, to a Qualified Transferee, as hereinafter defined.

    4.
    For the purposes hereof, a "Qualified Transferee" shall be defined as a person, firm or corporation which, in Landlord's reasonable opinion:

    (a)
    is financially responsible and of good reputation;

    (b)
    is engaged in a business, the functional aspects of which, with respect to the premises, are similar to the use of other premises made by other office space tenants in the Building; and

    (c)
    is not a Restricted Occupant, as hereinafter defined.

    5.
    For the purposes hereof, a "Restricted Occupant" shall be defined as any tenant or subtenant of premises in the Complex ("Occupant") unless such Occupant satisfies all three of the following criteria:

    (a)
    Such Occupant desires to sublease the Recapture Premises for expansion purposes only; and

    (b)
    Such Occupant's occupancy of the Recapture Premises will not, either directly or indirectly, cause a vacancy in the premises which such occupant then occupies in the Complex; and

      (c)
      Such Occupant's need, as to the size of premises and length of term, cannot then (i.e., at the time that Tenant requests Landlord's consent to such Occupant) be satisfied by Landlord.

    6.
    Notwithstanding anything to the contrary in this Paragraph B contained:

    (a)
    If Tenant is in default of its obligations under the Lease at the time that it makes the aforesaid offer to Landlord, such default shall be deemed to be a "reasonable" reason for Landlord withholding its consent to any proposed subletting or assignment; and

    (b)
    If Tenant does not enter into a sublease with a subtenant (or an assignment to an assignee, as the case may be) approved by Landlord, as aforesaid, on or before the date which is one hundred (100) days after the earlier of: (x) the expiration of said Acceptance Period, or (y) the date that Landlord notifies Tenant that Landlord will not accept Tenant's offer to terminate or suspend the Lease, then Landlord shall have the right arbitrarily to withhold its consent to any subletting or assignment proposed to be entered into by Tenant after the expiration of said one hundred (100) day period unless Tenant again offers, in accordance with this Paragraph B, either to terminate or to suspend the Lease in respect of the portion of the premises proposed to be sublet (or in respect of the entirety of the premises in the event of a proposed assignment, as the case may be). If Tenant shall make any subsequent offers to terminate or suspend the Lease pursuant to this Paragraph B, any such subsequent offers shall be treated in all respects as if it is Tenant's first offer to suspend or terminate the Lease pursuant to this Paragraph B, provided that the period of time. Landlord shall have in which to accept or reject such subsequent offer shall be fifteen (15) days.

    6.
    Notwithstanding anything to the contrary herein contained, Tenant shall have no right, under this Paragraph B hereof, prior to the date one (1) year after the Term Commencement Date. Without limiting the foregoing, Tenant shall have no right to give Landlord a Recapture Offer prior to the date one (1) year after the Term Commencement Date.

    7.
    No subletting or assignment shall relieve Tenant of its primary obligation as party Tenant hereunder, nor shall it reduce or increase Landlord's obligations under the Lease.

        C.    In the event of an assignment of this Lease or a sublease of the premises or any portion thereof to anyone other than an Assignee, Tenant shall pay to Landlord fifty (50%) percent of any Net Sublease Profits (as defined below), payable in accordance with the following. In the case of an assignment of this Lease, "Net Sublease Profit": (1) shall be defined as a lump sum in the amount (if any) by which any consideration paid by the assignee in consideration of or as an inducement to Tenant to make said assignment exceeds the reasonable attorneys' fees, construction costs and brokerage fees incurred by Tenant in order to effect such assignment (collectively, "Sublease Expenses"), and (2) be payable concurrently with the payment to be made by the assignee to Tenant. In the case of a sublease, "Net Sublease Profit": (3) shall be defined as a monthly amount equal to the amount by which the sublease rent and other charges payable by the subtenant to Tenant under the sublease exceed the sum of the rent and other charges payable under this Lease for the premises or allocable to the sublet portion thereof, plus a monthly amount equal to the Sublease Expenses divided by the number of months in the term of the sublease, and (4) shall be payable on a monthly basis concurrently with the subtenant's payment of rent to Tenant under the sublease.

        D.    If Tenant is an individual who uses and/or occupies the premises with partners, or if Tenant is a partnership, then:

          (i)    Each present and future partner shall be personally bound by and upon all of the covenants, agreements, terms, provisions and conditions set forth in this Lease on the part of Tenant to be performed; and

          (ii)   In confirmation of the foregoing, Landlord may (but without being required to do so) request (and Tenant shall duly comply) 34 that Tenant, at the time that Tenant admits any new partner to its partnership, shall require each such new partner to execute an agreement in form and substance satisfactory to Landlord whereby such new partner shall agree to be personally bound by and upon all of the covenants, agreements, terms, provisions and conditions of this Lease on the part of Tenant to be performed, without regard to the time when such new partner is admitted to partnership or when any obligations under any such covenants, etc., accrue.

        E.    The listing of any name other than that of Tenant, whether on the doors of the premises or on the Building directory, or otherwise, shall not operate to vest in any such other person, firm or corporation any right or interest in this Lease or in the premises or be deemed to effect or evidence any consent of Landlord, it being expressly understood that any such listing is a privilege extended by Landlord revocable at will by written notice to Tenant.

        F.     If: (i) this Lease be assigned, or (ii) if the premises or any part thereof be sublet or occupied by anybody other than Tenant and Tenant is in default, beyond applicable grace periods of its obligations under the Lease, Landlord may, at any time and from time to time, collect rent and other charges from the assignee, subtenant or occupant, and apply the net amount collected to the rent and other charges herein reserved then due and thereafter becoming due, but no such assignment, subletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, subtenant or occupant as a tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. Any consent by Landlord to a particular assignment or subletting shall not in any way diminish the prohibition stated in the first sentence of this Article 16 or the continuing liability of the Tenant named on Exhibit 1 as the party Tenant under this Lease. No assignment or subletting shall affect the purpose for which the premises may be used as stated in Exhibit 1.

17.   MISCELLANEOUS COVENANTS

        Tenant covenants and agrees as follows:

        17.1    Rules and Regulations.    Tenant will faithfully observe and comply with the Rules and Regulations, if any, annexed hereto and such other and further reasonable Rules and Regulations as Landlord hereafter at any time or from time to time may make and may communicate in writing to Tenant, which in the reasonable judgment of Landlord shall be necessary for the reputation, safety, care or appearance of the Building, or the preservation of good order therein, or the operation or maintenance of the Building, or the equipment thereof, or the comfort of tenants or others in the Building, provided, however, that in the case of any conflict between the provisions of this Lease and any such regulations, the provisions of this Lease shall control, and provided further that nothing contained in this Lease shall be construed to impose upon Landlord any duty or obligation to enforce the Rules and Regulations or the terms, covenants or conditions in any other lease as against any other tenant and Landlord shall not be liable to Tenant for violation of the same by any other tenant, its servants, employees, agents, contractors, visitors, invitees or licensees. Notwithstanding anything to the contrary in this Lease contained, Landlord agrees that it will not enforce said Rules and Regulations against Tenant in a discriminatory or arbitrary manner, as compared to similarly situated tenants.

        17.2    Access to Premises—Shoring.    Tenant shall: (i) permit Landlord to erect, use and maintain pipes, ducts and conduits in and through the premises, provided the same do not adversely affect Tenant; (ii) upon reasonable prior oral notice (except that no notice shall be required in emergency situations), permit Landlord and any mortgagee of the Building or the Building and land or of the interest of Landlord therein, and any lessor under any ground or underlying lease, and their representatives, to have free and unrestricted access to and to enter upon the premises at all reasonable hours for the purposes of inspection or of making repairs, replacements or improvements in or to the premises or the Building or equipment (including, without limitation, sanitary, electrical, heating, air conditioning or other systems) or of complying with all laws, orders and requirements of governmental or other authority or of exercising any right reserved to Landlord by this Lease (including the right during the progress of any such repairs, replacements or improvements or while performing work and furnishing materials in connection with compliance with any such laws, orders or requirements to take upon or through, or to keep and store within, the premises all necessary materials, tools and equipment); and (iii) permit Landlord, at reasonable times, upon reasonable prior notice, to show the premises during ordinary business hours to any existing or prospective mortgagee, ground lessor, space lessee, purchaser, or assignee of any mortgage, of the Building or of the Building and the land or of the interest of Landlord therein, and during the period of 12 months next preceding the Termination Date to any person contemplating the leasing of the premises or any part thereof. If Tenant shall not be personally present to open and permit an entry into the premises at any time when for any reason an entry therein shall be necessary or permissible, Landlord or Landlord's agents may enter the same by a master key, or may forcibly enter the same, without rendering Landlord or such agents liable therefor (if during such entry Landlord or Landlord's agents shall accord reasonable care to Tenant's property), and without in any manner affecting the obligations and covenants of this Lease. Landlord shall exercise its rights of access to the premises permitted under any of the terms and provisions of this Lease in such manner as to minimize to the extent practicable interference with Tenant's use and occupation of the premises and in a manner consistent with Tenant's reasonable security requirements, of which Landlord has been given reasonable advance written notice by Tenant. Subject to Articles 8.8 and 15.6 hereof, if an excavation shall be made upon land adjacent to the premises or shall be authorized to be made, Tenant shall afford to the person causing or authorized to cause such excavation, license to enter upon the premises for the purpose of doing such work as said person shall deem necessary to preserve the Building from injury or damage and to support the same by proper foundations without any claims for damages or indemnity against Landlord, or diminution or abatement of rent.

        17.3    Accidents to Sanitary and Other Systems.    Tenant shall give to Landlord prompt notice of any fire or accident in the premises or in the Building and of any damage to, or defective condition in, any part or appurtenance of the Building including, without limitation, sanitary, electrical, ventilation, heating and air conditioning or other systems located in, or passing through, the premises. Except as otherwise provided in Articles 18 and 20, and subject to Tenant's obligations in. Article 14, such damage or defective condition shall be remedied by Landlord with reasonable diligence, but if such damage or defective condition was caused by Tenant or by the employees, licensees, contractors or invitees of Tenant, the cost to remedy the same shall be paid by Tenant, subject to the provisions of Article 19. In addition, all reasonable costs incurred by Landlord in connection with the investigation of any notice given by Tenant shall be paid by Tenant if the reported damage or defective condition was caused by Tenant or by the employees, licensees, contractors, or invitees of Tenant. Subject to Articles 8.8 and 15.6 hereof, Tenant shall not be entitled to claim any eviction from the premises or any damages arising from any such damage or defect unless the same (i) shall have been occasioned by the negligence of the Landlord, its agents, servants or employees and (ii) shall not, after notice to Landlord of the condition claimed to constitute negligence, have been cured or corrected within a reasonable time after such notice has been received by Landlord; and in case of a claim of eviction unless such damage or defective condition shall have rendered the premises untenantable and they shall not have been made tenantable by Landlord within a reasonable time.

        17.4    Signs, Blinds and Drapes.    Tenant shall put no signs in any part of the Building. No signs or blinds may be put on or in any window or elsewhere if visible from the exterior of the Building, nor may the building standard drapes or blinds be removed by Tenant. Notwithstanding the foregoing, Tenant shall have the right, during the term of the Lease: (i) to install a Building standard tenant identification sign on Tenant's entrance door, (ii) one line on the Building directory listing Tenant's name, and (iii) one line on each of the directories located outside of Buildings 100, 400, and 1400 listing Tenant's name. The initial listings of Tenant's name shall be at Landlord's cost and expense. Any changes, replacements or additions by Tenant to such directories shall be at Tenant's sole cost and expense. Tenant may hang its own drapes, provided that they shall not in any way interfere with the building standard drapery or blinds or be visible from the exterior of the Building and that such drapes are so hung and installed that when drawn, the building standard drapery or blinds are automatically also drawn. Any signs or lettering in the public corridors or on the doors shall conform to Landlord's building standard design. Neither Landlord's name, nor the name of the Building or any Center, Office Park or other Park of which the Building is a part, or the name of any other structure erected therein shall be used without Landlord's consent in any advertising material (except on business stationery or as an address in advertising matter), nor shall any such name, as aforesaid, be used in any undignified, confusing, detrimental or misleading manner.

        17.5    Estoppel Certificate.    Tenant shall at any time and from time to time upon not less than ten (10) days' prior notice by Landlord to Tenant, execute, acknowledge and deliver to Landlord a statement in writing certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications), and the dates to which the Yearly Rent and other charges have been paid in advance, if any, stating whether or not to Tenant's actual knowledge Landlord is in default in performance of any covenant, agreement, term, provision or condition contained in this Lease and, if so, specifying each such default and such other facts as Landlord may reasonably request, it being intended that any such statement delivered pursuant hereto may be relied upon by any prospective purchaser of the Building or of the Building and the land or of any interest of Landlord therein, any mortgagee or prospective mortgagee thereof, any lessor or prospective lessor thereof, any lessee or prospective lessee thereof, or any prospective assignee of any mortgage thereof. Time is of the essence in respect of any such requested certificate, Tenant hereby acknowledging the importance of such certificates in mortgage financing arrangements, prospective sale and the like.

        17.6    Prohibited Materials and Property.    Tenant shall not bring or permit to be brought or kept in or on the premises or elsewhere in the Building (i) any inflammable, combustible or explosive fluid, material, chemical or substance including, without limitation, any hazardous substances as defined under Massachusetts General Laws chapter 21E, the Federal Comprehensive Environmental Response Compensation and Liability Act (CERCLA), 42 USC §9601 et seq., as amended, under Section 3001 of the Federal Resource Conservation and Recovery Act of 1976, as amended, or under any regulation of any governmental authority regulating environmental or health matters (except in compliance with law), (ii) any materials, appliances or equipment (including, without limitation, materials, appliances and equipment selected by Tenant for the construction or other preparation of the premises and furniture and carpeting) which pose any unreasonable danger to life, safety or health or may cause damage, injury or death; (iii) any unique, unusually valuable, rare or exotic property, work of art or the like unless the same is fully insured under all-risk coverage, or (iv) any data processing, electronic, optical or other equipment or property of a delicate, fragile or vulnerable nature unless the same are housed, shielded and protected against harm and damage, whether by cleaning or maintenance personnel, radiations or emanations from other equipment now or hereafter installed in the Building, or otherwise. Nor shall Tenant cause or permit any potentially harmful air emissions, odors of cooking or other processes, or any unusual or other objectionable odors or emissions to emanate from or permeate the premises.

        17.7    Requirements of Law—Fines and Penalties.    Tenant at its sole expense shall comply with all laws, rules, orders and regulations, including, without limitation, all energy-related requirements, of Federal, State, County and Municipal Authorities and with any direction of any public officer or officers, pursuant to law, which shall impose any duty upon Landlord or Tenant with respect to or arising out of Tenant's use or occupancy of the premises. Tenant shall reimburse and compensate Landlord for all expenditures made by, or damages or fines sustained or incurred by, Landlord due to nonperformance or noncompliance with or breach or failure to observe any item, covenant, or condition of this Lease upon Tenant's part to be kept, observed, performed or complied with. If Tenant receives notice of any violation of law, ordinance, order or regulation applicable to the premises, it shall give prompt notice thereof to Landlord.

        17.8    Tenant's Acts—Effect on Insurance.    Tenant shall not do or permit to be done any act or thing upon the premises or elsewhere in the Building which will invalidate or be in conflict with any insurance policies covering the Building and the fixtures and property therein; and shall not do, or permit to be done, any act or thing upon the premises which shall subject Landlord to any liability or responsibility for injury to any person or persons or to property by reason of any business or operation being carried on upon said premises or for any other reason. Tenant at its own expense shall comply with all rules, orders, regulations and requirements of the Board of Fire Underwriters, or any other similar body having jurisdiction, and shall not (i) do, or permit anything to be done, in or upon the premises, or bring or keep anything therein, except as now or hereafter permitted by the Fire Department, Board of Underwriters, Fire Insurance Rating Organization, or other authority having jurisdiction, and then only in such quantity and manner of storage as will not increase the rate for any insurance applicable to the Building, or (ii) use the premises in a manner which shall increase such insurance rates on the Building beyond that applicable to laboratory space, or on property located therein, over that applicable when Tenant first took occupancy of the premises hereunder. If by reason of the failure of Tenant to comply with the provisions hereof the insurance rate applicable to any policy of insurance shall at any time thereafter be higher than it otherwise would be, the Tenant shall reimburse Landlord for that part of any insurance premiums thereafter paid by Landlord, which shall have been charged because of such failure by Tenant.

        17.9    Miscellaneous.    Tenant shall not suffer or permit the premises or any fixtures, equipment or utilities therein or serving the same, to be overloaded, damaged or defaced, nor permit any hole to be drilled or made in any part thereof. Tenant shall not suffer or permit any employee, contractor, business invitee or visitor to violate any covenant, agreement or obligations of the Tenant under this Lease.

18.   DAMAGE BY FIRE, ETC.

        A.    During the entire term of this Lease, and adjusting insurance coverages to reflect current values from time to time:—(i) Landlord shall keep the Building and any other property installed by or at the expense of Tenant) insured against loss or damage caused by any peril covered under fire, extended coverage and special form insurance in an amount equal to one hundred percent (100%) replacement cost value above foundation walls; and (ii) Tenant shall keep its personal property in and about the premises insured against loss or damage caused by any peril covered under fire, extended coverage and all risk insurance in an amount equal to one hundred percent (100%) replacement cost value. Such Tenant's insurance shall insure the interests of both Landlord and Tenant as their respective interests may appear from time to time and shall name Landlord as an additional insured; and the proceeds thereof shall be used only for the replacement or restoration of such personal property.

        B.    If any portion of the premises required to be insured by Landlord under the preceding paragraph (or any parts of the Building as to which Tenant has ancillary rights) shall be damaged by fire or other insured casualty, Landlord shall proceed with diligence, subject to the then applicable statutes, building codes, zoning ordinances, and regulations of any governmental authority, and at the expense of Landlord (but only to the extent of insurance proceeds made available to Landlord by any mortgagee and/or ground lessor of the real property of which the premises are a part) to repair or cause to be repaired such damage, that such repairs to such Tenant's alterations, decorations, additions and improvements shall be performed by Landlord but at Tenant's expense; in all other respects, all repairs to and replacements of Tenant's property shall be made by and at the expense of Tenant. If the premises or any part thereof shall have been damaged, the Yearly Rent and additional rent on account of Operating Costs and Taxes or a just and proportionate part thereof, according to the nature and extent to which the premises shall have been so rendered unfit, shall be suspended or abated until the premises (except as to the property which is to be repaired by or at the expense of Tenant) shall have been restored as nearly as practicably may be to the condition in which they were immediately prior to such fire or other casualty, provided, however, that if Landlord or any mortgagee of the Building or of the Building and the land shall be unable to collect the insurance proceeds (including rent insurance proceeds) applicable to such damage because of some action or inaction on the part of Tenant, or the employees, licensees or invitees of Tenant, the cost of repairing such damage shall be paid by Tenant and there shall be no abatement of rent. Landlord shall not be liable for delays in the making of any such repairs which are due to government regulation, casualties and strikes, unavailability of labor and materials, and other causes beyond the reasonable control of Landlord, nor shall Landlord be liable for any inconvenience or annoyance to Tenant or injury to the business of Tenant resulting from delays in repairing such damage. If (i) the premises are so damaged by fire or other casualty (whether or not insured) at any time during the last twelve (12) months of the term hereof that the cost to repair such damage is reasonably estimated to exceed one third of the total Yearly Rent payable hereunder for the period from the estimated date of restoration until the Termination Date, or (ii) the Building (whether or not including any portion of the premises) is so damaged by fire or other casualty (whether or not insured) that substantial alteration or reconstruction or demolition of the Building shall in Landlord's judgment be required and Landlord shall terminate all similarly situated leases, then and in either of such events, this Lease and the term hereof may be terminated at the election of Landlord by a notice in writing of its election so to terminate which shall be given by Landlord to Tenant within sixty (60) days following such fire or other casualty, the effective termination date of which shall be not less than thirty (30) days after the day on which such termination notice is received by Tenant. In the event of any termination, this Lease and the term hereof shall expire as of such effective termination date as though that were the Termination Date as stated in Exhibit 1 and the Yearly Rent shall be apportioned as of such date; and if the premises or any part thereof shall have been rendered unfit for use and occupation by reason of such damage the Yearly Rent for the period from the date of the fire or other casualty to the effective termination date, or a just and proportionate part thereof, according to the nature and extent to which the premises shall have been so rendered unfit, shall be abated.

        C.    If any portion of the premises or any portion of the Building shall be damaged or destroyed by fire or other casualty to the extent that the operation of Tenant's business in the premises in the normal course is materially adversely affected, then, within sixty (60) days of such fire or other casualty (within thirty (30) days for a casualty occurring during the last year of the term of the Lease), Landlord shall submit to Tenant a reasonable engineering estimate as to the estimated length of time to complete such repairs. If the time period ("Estimated Restoration Period") set forth in such estimate shall exceed one hundred eighty (180) days of the date of such casualty (or exceeding sixty (60) days of the date of such casualty for any casualty occurring during the last year of the term of the Lease), Tenant may elect, by a notice sent within fifteen (15) days after notice of such estimate is sent to Tenant, to terminate this Lease. If such estimate shall fall within the applicable time limit, Tenant shall have no such right to terminate and Landlord shall, subject to the provisions of this Article 18, proceed with due diligence and promptness to reasonably complete the repairs or restoration within the applicable time limit, subject always to delays for causes beyond Landlord's reasonable control including, but not limited to the causes specified in Article 26 hereof, and the other limitations set forth in this Article 18.

        D.    In the event that the premises or the Building are damaged by fire or other casualty to such an extent so as to render the premises untenantable, and if Landlord shall fail to substantially complete said repairs or restoration within one hundred fifty (150) days after the date of such fire or other casualty for any reason other than Tenant's fault, Tenant may terminate this Lease by giving Landlord written notice as follows:

    (a)
    Said notice shall be given after said one hundred fifty day period.

    (b)
    Said notice shall set forth an effective date which is not earlier than thirty (30) days after Landlord receives said notice.

    (c)
    If said repairs or restoration are substantially complete on or before the date thirty (30) days (which thirty-(30)-day period shall be extended by the length of any delays caused by Tenant or Tenant's contractors) after Landlord receives such notice, said notice shall have no further force and effect.

    (d)
    If said repairs or restoration are not substantially complete on or before the date thirty (30) days (which thirty-(30)-day period shall be extended by the length of any delays caused by Tenant or Tenant's contractors) after Landlord receives such notice, the Lease shall terminate as of said effective date.

19.   WAIVER OF SUBROGATION

        In any case in which Tenant shall be obligated to pay to Landlord any loss, cost, damage, liability, or expense suffered or incurred by Landlord, Landlord shall allow to Tenant as an offset against the amount thereof (i) the net proceeds of any insurance collected by Landlord for or on account of such loss, cost, damage, liability or expense, provided that the allowance of such offset does not invalidate or prejudice the policy or policies under which such proceeds were payable, and (ii) if such loss, cost, damage, liability or expense shall have been caused by a peril against which Landlord has agreed to procure insurance coverage under the terms of this Lease, the amount of such insurance coverage, whether or not actually procured by Landlord.

        In any case in which Landlord or Landlord's managing agent shall be obligated to pay to Tenant any loss, cost, damage, liability or expense suffered or incurred by Tenant, Tenant shall allow to Landlord or Landlord's managing agent, as the case may be, as an offset against the amount thereof (i) the net proceeds of any insurance collected by Tenant for or on account of such loss, cost, damage, liability, or expense, provided that the allowance of such offset does not invalidate the policy or policies under which such proceeds were payable and (ii) the amount of any loss, cost, damage, liability or expense caused by a peril covered by fire insurance with the broadest form of property insurance generally available on property in buildings of the type of the Building, whether or not actually procured by Tenant.

        The parties hereto shall each procure an appropriate clause in, or endorsement on, any property insurance policy covering the premises and the Building and personal property, fixtures and equipment located thereon and therein, pursuant to which the insurance companies waive subrogation or consent to a waiver of right of recovery in favor of either party, its respective agents or employees. Having obtained such clauses and/or endorsements, each party hereby agrees that it will not make any claim against or seek to recover from the other or its agents or employees for any loss or damage to its property or the property of others resulting from fire or other perils covered by such property insurance.

20.   CONDEMNATION—EMINENT DOMAIN

        In the event that the premises or any part thereof, or the whole or any part of the Building, shall be taken or appropriated by eminent domain or shall be condemned for any public or quasi-public use, or (by virtue of any such taking, appropriation or condemnation) shall suffer any damage (direct, indirect or consequential) for which Landlord or Tenant shall be entitled to compensation, then (and in any such event) this Lease and the term hereof may be terminated at the election of Landlord by a notice in writing of its election so to terminate which shall be given by Landlord to Tenant within sixty (60) days following the date on which Landlord shall have received notice of such taking, appropriation or condemnation. In the event that a substantial part of the premises or of the means of access thereto shall be so taken, appropriated or condemned, then (and in any such event) this Lease and the term hereof may be terminated at the election of Tenant by a notice in writing of its election so to terminate which shall be given by Tenant to Landlord within sixty (60) days following the date on which Tenant shall have received notice of such taking, appropriation or condemnation.

        Upon the giving of any such notice of termination (either by Landlord or Tenant) this Lease and the term hereof shall terminate on or retroactively as of the date on which Tenant shall be required to vacate any part of the premises or shall be deprived of a substantial part of the means of access thereto, provided, however, that Landlord may in Landlord's notice elect to terminate this Lease and the term hereof retroactively as of the date on which such taking, appropriation or condemnation became legally effective. In the event of any such termination, this Lease and the term hereof shall expire as of such effective termination date as though that were the Termination Date as stated in Exhibit 1, and the Yearly Rent shall be apportioned as of such date. If neither party (having the right so to do) elects to terminate Landlord will, with reasonable diligence and at Landlord's expense, restore the remainder of the premises, or the remainder of the means of access, as nearly as practicably may be to the same condition as obtained prior to such taking, appropriation or condemnation in which event (i) a just proportion of the Yearly Rent, according to the nature and extent of the taking, appropriation or condemnation and the resulting permanent injury to the premises and the means of access thereto, shall be permanently abated, and (ii) a just proportion of the remainder of the Yearly Rent, according to the nature and extent of the taking, appropriation or condemnation and the resultant injury sustained by the premises and the means of access thereto, shall be abated until what remains of the premises and the means of access thereto shall have been restored as fully as may be for permanent use and occupation by Tenant hereunder. Except for any award specifically reimbursing Tenant for moving or relocation expenses, there are expressly reserved to Landlord all rights to compensation and damages created, accrued or accruing by reason of any such taking, appropriation or condemnation, in implementation and in confirmation of which Tenant does hereby acknowledge that Landlord shall be entitled to receive all such compensation and damages, grant to Landlord all and whatever rights (if any) Tenant may have to such compensation and damages, and agree to execute and deliver all and whatever further instruments of assignment as Landlord may from time to time request. In the event of any taking of the premises or any part thereof for temporary (i.e., not in excess of one (1) year) use, (i) this Lease shall be and remain unaffected thereby, and (ii) Tenant shall be entitled to receive for itself any award made to the extent allocable to the premises in respect of such taking on account of such use, provided, that if any taking is for a period extending beyond the term of this Lease, such award shall be apportioned between Landlord and Tenant as of the Termination Date or earlier termination of this Lease.

21.   DEFAULT

  21.1
  Conditions of Limitation—Re-entry—Termination. This Lease and the herein term and estate are, upon the condition that if (a) subject to Article 21.7, Tenant shall neglect or fail to perform or observe any of the Tenant's covenants or agreements herein, including (without limitation) the covenants or agreements with regard to the payment when due of rent, additional charges, reimbursement for increase in Landlord's costs, or any other charge payable by Tenant to Landlord (all of which shall be considered as part of Yearly Rent for the purposes of invoking Landlord's statutory or other rights and remedies in respect of payment defaults); or (b) Tenant shall desert or abandon the premises or the same shall become, or shall appear to have become, vacant (whether or not the keys shall have been surrendered or the rent shall have been paid); or (c) Tenant shall be involved in financial difficulties as evidenced by an admission in writing by Tenant of Tenant's inability to pay its debts generally as they become due, or by the making or offering to make a composition of its debts with its creditors; or (d) Tenant shall make an assignment or trust mortgage, or other conveyance or transfer of like nature, of all or a substantial part of its property for the benefit of its creditors holding antecedent debt, or (e) an attachment on mesne process, on execution or otherwise, or other legal process shall issue against Tenant or its property and a sale of any of its assets shall be held thereunder; or (f) any judgment, final beyond appeal or any lien, attachment or the like shall be entered, recorded or filed against Tenant in any court, registry, etc. and Tenant shall fail to pay such judgment within thirty (30) days after the judgment shall have become final beyond appeal or to discharge or secure by surety bond such lien, attachment, etc: within thirty (30) days of such entry, recording or filing, as the case may be; or (g) the leasehold hereby created shall be taken on execution or by other process of law and shall not be revested in Tenant within thirty (30) days thereafter; or (h) a receiver, sequesterer, trustee or similar officer shall be appointed by a court of competent jurisdiction to take charge of all or any part of Tenant's property and such appointment shall not be vacated within thirty (30) days; or (i) any proceeding shall be instituted by or against Tenant pursuant to any of the provisions of any Act of Congress or State law relating to bankruptcy, reorganizations, arrangements, compositions or other relief from creditors, and, in the case of any proceeding instituted against it, if Tenant shall fail to have such proceedings dismissed within thirty (30) days or if Tenant is adjudged bankrupt or insolvent as a result of any such proceeding, or (j) any event shall occur or any contingency shall arise whereby this Lease, or the term and estate thereby created, would (by operation of law or otherwise) devolve upon or pass to any person, firm or corporation other than Tenant, except as expressly permitted under Article 16 hereof—then, and in any such event (except as hereinafter in Article 21.2 otherwise provided) Landlord may, by notice to Tenant, elect to terminate this Lease; and thereupon (and without prejudice to any remedies which might otherwise be available for arrears of rent or other charges due hereunder or preceding breach of covenant or agreement and without prejudice to Tenant's liability for damages as hereinafter stated), upon the giving of such notice, this Lease shall terminate as of the date specified therein as—though that were the Termination Date as stated in Exhibit 1. Without being taken or deemed to be guilty of any manner of trespass or conversion, and without being liable to indictment, prosecution or damages therefor, Landlord may, forcibly if necessary, enter into and upon the premises (or any part thereof in the name of the whole); repossess the same as of its former estate; and expel Tenant and those claiming under Tenant. Wherever "Tenant" is used in subdivisions (c), (d), (e), (f), (g), (h) and (i) of this Article 21:1, it shall be deemed to include any one of (i) any corporation of which Tenant is a controlled subsidiary and (ii) any guarantor of any of

    Tenant's obligations under this Lease: The words "reentry" and "re-enter" as used in this Lease are not restricted to their technical legal meanings.

  21.2
  Intentionally Omitted.

  21.3
  Damages—Termination. Upon the termination of this Lease under the provisions of this Article 21, then except as hereinabove in Article 21.2 otherwise provided, Tenant shall pay to Landlord the rent and other charges payable by Tenant to Landlord up to the time of such termination, shall continue to be liable for any preceding breach of covenant, and in addition, shall pay to Landlord as damages, at the election of Landlord either:

    (x)
    the amount by which, at the time of the termination of this Lease (or at any time thereafter if Landlord shall have initially elected damages under subparagraph (y), below), (i) the aggregate of the rent and other charges projected over the period commencing with such termination and ending on the Termination Date as stated in Exhibit 1 exceeds (ii) the aggregate projected rental value of the premises for such period;

  or:

    (y)
    amounts equal to the rent and other charges which would have been payable by Tenant had this Lease not been so terminated, payable upon the due dates therefor specified herein following such termination and until the Termination Date as specified in Exhibit 1, provided, however, if Landlord shall re-let the premises during such period, that Landlord shall credit Tenant with the net rents received by Landlord from such re-letting, such net rents to be determined by first deducting from the gross rents as and when received by Landlord from such re-letting the expenses incurred or paid by Landlord in terminating this Lease, as well as the expenses of re-letting, including altering and preparing the premises for new tenants, brokers' commissions, and all other similar and dissimilar expenses properly chargeable against the premises and the rental therefrom, it being understood that any such re-letting may be for a period equal to or shorter or longer than the remaining term of this Lease; and provided, further, that (i) in no event shall Tenant be entitled to receive any excess of such net rents over the sums payable by Tenant to Landlord hereunder and (ii) in no event shall Tenant be entitled in any suit for the collection of damages pursuant to this Subparagraph (y) to a credit in respect of any net rents from a re-letting except to the extent that such net rents are actually received by Landlord prior to the commencement of such suit. If the premises or any part thereof should be re-let in combination with other space, then proper apportionment on a square foot area basis shall be made of the rent received from such re-letting and of the expenses of re-letting.

        In calculating the rent and other charges under Subparagraph (x), above, there shall be included, in addition to the Yearly Rent, Tax Share and Operating Expense Share and all other considerations agreed to be paid or performed by Tenant, on the assumption that all such amounts and considerations would have remained constant (except as herein otherwise provided) for the balance of the full term hereby granted.

        Suit or suits for the recovery of such damages, or any installments thereof, may be brought by Landlord from time to time at its election, and nothing contained herein shall be deemed to require Landlord to postpone suit until the date when the term of this Lease would have expired if it had not been terminated hereunder.

        Nothing herein contained shall be construed as limiting or precluding the recovery by Landlord against Tenant of any sums or damages to which, in addition to the damages particularly provided above, Landlord may lawfully be entitled by reason of any default hereunder on the part of Tenant.

21.4 Fees and Expenses.

  (a)
  If Tenant shall default in the performance of any covenant on Tenant's part to be performed as in this Lease contained, Landlord may immediately, or at any time thereafter, after reasonable prior notice, except that no notice shall be required in an emergency, promptly perform the same for the account of Tenant. If Landlord at any time is compelled to pay or elects to pay any sum of money, or do any act which will require the payment of any sum of money, by reason of the failure of Tenant to comply with any provision hereof after reasonable prior notice, except that no notice shall be required in an emergency, or if Landlord is compelled to or does incur any expense, including reasonable attorneys' fees, in instituting, prosecuting, and/or defending any action or proceeding instituted by reason of any default of Tenant hereunder after reasonable prior notice, except that no notice shall be required in an emergency, Tenant shall on demand pay to Landlord by way of reimbursement the sum or sums so paid by Landlord with all costs and damages, plus interest computed as provided in Article 6 hereof.

  (b)
  Tenant shall pay Landlord's cost and expense, including reasonable attorneys' fees, incurred (i) in enforcing any obligation of Tenant under this Lease or (ii) as a result of Landlord, without its fault, being made party to any litigation pending by or against Tenant or any persons claiming through or under Tenant. Tenant shall not be obligated to make any payment to Landlord of any attorneys' fees incurred by Landlord unless judgment is entered (final, and beyond appeal) in favor of Landlord in the lawsuit relating to such fees: Landlord shall pay, upon demand by Tenant, reasonable attorneys' fees incurred by Tenant in connection with any lawsuit between Landlord and Tenant where judgment is entered (final, and beyond appeal) in favor of Tenant.

21.5
Waiver of Redemption: Tenant does hereby waive and surrender all rights and privileges which it might have under or by reason of any present or future law to redeem the premises or to have a continuance of this Lease for the term hereby demised after being dispossessed or ejected therefrom by process of law or under the terms of this Lease or after the termination of this Lease as herein provided.

21.6
Landlord's Remedies Not Exclusive: The specified remedies to which Landlord may resort hereunder are cumulative and are not intended to be exclusive of any remedies or means of redress to which Landlord may at any time be lawfully entitled, and Landlord may invoke any remedy (including the remedy of specific performance) allowed at law or in equity as if specific remedies were not herein provided for.

21.7
Grace Period: Notwithstanding anything to the contrary in this Article contained, Landlord agrees not to take any action to terminate this Lease (a) for default by Tenant in the payment when due of any sum of money, if Tenant shall cure such default within ten (10) days after written notice thereof is given by Landlord to Tenant, provided, however, that no such notice need be given and no such default in the payment of money shall be curable if on two (2) prior occasions in any calendar year there had been a default in the payment of money which had been cured after notice thereof had been given by Landlord to Tenant as herein provided or (b) for default by Tenant in the performance of any covenant other than a covenant to pay a sum of money, if Tenant shall cure such default within a period of thirty (30) days after written notice thereof given by Landlord to Tenant (except where the nature of the default is such that remedial action should appropriately fake place sooner, as indicated in such written notice), or within such additional period as may reasonably be required to cure such default if (because of governmental restrictions or any other cause beyond the reasonable control of Tenant) the default is of such a nature that it cannot be cured within such thirty-(30)-day period, provided, however, (1) that there shall be no extension of time beyond such thirty-(30)-day period for the curing of any such default unless, not more than ten (10) days after the receipt of the notice of default, Tenant in writing (i) shall specify the cause on account of which the default cannot be cured during such period and shall advise Landlord of its intention duly to institute all steps necessary to cure the default and (ii) shall, as soon as reasonably practicable, duly institute and thereafter diligently prosecute to completion all steps necessary to cure such default and, (2) that no notice of the opportunity to cure a default need be given, and no grace period whatsoever shall be allowed to Tenant (except to the extent that a grace period is specifically therein provided), in the event that the default is based upon a condition set forth in clauses (c), (d), (e), (f), (g), (h), (i) or (j) of Article 21.1 of this Lease.

        Notwithstanding anything to the contrary in this Article 21.7 contained, except to the extent prohibited by applicable law, any statutory notice and grace periods provided to Tenant by law are hereby expressly waived by Tenant.

22.   END OF TERM—ABANDONED PROPERTY

        Upon the expiration or other termination of the term of this Lease, Tenant shall peaceably quit and surrender to Landlord the premises and all alterations and additions thereto, broom clean, in good order, repair and condition (except as provided herein and in Articles 8.7, 18 and 20) excepting only ordinary wear and use and damage by fire or other casualty for which, under other provisions of this Lease, Tenant has no responsibility of repair or restoration: Tenant shall remove all of its property, including, without limitation, all telecommunication, computer and other cabling installed by Tenant in the premises or elsewhere in the Building, and, to the extent specified by Landlord in accordance with Article 12, all alterations and additions made by Tenant and all partitions wholly within the premises, and shall repair any damages to the premises or the Building caused by their installation or by such removal. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of the term of this Lease:

        Tenant will remove any personal property from the Building and the premises upon or prior to the expiration or termination of this Lease and any such property which shall remain in the Building or the premises after the later of: (x) the expiration or termination of the term of the Lease, or (y) Tenant's vacation of the premises shall be conclusively deemed to have been abandoned and if so abandoned may either be retained by Landlord as its property or sold.

23.   SUBORDINATION

          (a)   Subject to any mortgagee's or ground lessor's election, as hereinafter provided for, this Lease is subject and subordinate in all respects to all matters of record (including, without limitation, deeds and land disposition agreements), ground leases and/or underlying leases, and all mortgages, any of which may now or hereafter be placed on or affect such leases and/or the real property of which the premises are a part, or any part of such real property, and/or Landlord's interest or estate therein, and to each advance made and/or hereafter to be made under any such mortgages, and to all renewals, modifications, consolidations, replacements and extensions thereof and all substitutions therefor. In confirmation of such subordination, Tenant shall execute, acknowledge and deliver promptly any certificate or instrument that Landlord and/or any mortgagee and/or lessor under any ground or underlying lease and/or their respective successors in interest may request, subject to Landlord's, mortgagee's and ground lessor's right to do so for, on behalf and in the name of Tenant under certain circumstances, as hereinafter provided. Tenant acknowledges that, where applicable, any consent or approval hereafter to be given by Landlord may be subject to the further consent or approval of such mortgagee and/or ground lessor; and the failure or refusal of such mortgagee and/or ground lessor to give such consent or approval shall, notwithstanding anything to the contrary in this Lease contained, constitute reasonable justification for Landlord's withholding its consent or approval.

          (b)   Any such mortgagee or ground lessor may from time to time subordinate or revoke any such subordination of the mortgage or ground lease held by it to this Lease. Such subordination or revocation, as the case may be, shall be effected by written notice to Tenant and by recording an instrument of subordination or of such revocation, as the case may be, with the appropriate registry of deeds or land records and to be effective without any further act or deed on the part of Tenant. In confirmation of such subordination or of such revocation, as the case may be, Tenant shall execute, acknowledge and promptly deliver any certificate or instrument that Landlord, any mortgagee or ground lessor may request, subject to Landlord's, mortgagee's and ground lessor's right to do so for, on behalf and in the name of Tenant under certain circumstances, as hereinafter provided in accordance with Article 23(e).

          (c)   Without limitation of any of the provisions of this Lease, if any ground lessor or mortgagee shall succeed to the interest of Landlord by reason of the exercise of its rights under such ground lease or mortgage (or the acceptance of voluntary conveyance in lieu thereof) or any third party (including, without limitation, any foreclosure purchaser or mortgage receiver) shall succeed to such interest by reason of any such exercise or the expiration or sooner termination of such ground lease, however caused, then such successor shall succeed to the interest of Landlord under this Lease, provided, however, that such successor shall not: (i) be liable for any previous act or omission of Landlord under this Lease; (ii) be subject to any offset, defense, or counterclaim which shall theretofore have accrued to Tenant against Landlord; (iii) have any obligation with respect to any security deposit unless it shall have been paid over or physically delivered to such successor; or (iv) be bound by any previous modification of this Lease or by any previous payment of Yearly Rent for a period greater than one (1) month, made without such ground lessor's or mortgagee's consent where such consent is required by applicable ground lease or mortgage documents: In the event of such succession to the interest of the Landlord—and notwithstanding that any such mortgage or ground lease may antedate this Lease—the Tenant shall attom to such successor and shall ipso facto be and become bound directly to such successor in interest to Landlord to perform and observe all the Tenant's obligations under this Lease without the necessity of the execution of any further instrument. Nevertheless, Tenant agrees at any time and from time to time during the term hereof to execute a suitable instrument in confirmation of Tenant's agreement to attorn, as aforesaid, subject to Landlord's, mortgagee's and ground lessor's right to do so for, on behalf and in the name of Tenant under certain circumstances, as hereinafter provided.

          (d)   The term "mortgage(s)" as used in this Lease shall include any mortgage or deed of trust: The term "mortgagee(s)" as used in this Lease shall include any mortgagee or any trustee and beneficiary under a deed of trust or receiver appointed under a mortgage or deed of trust. The term "mortgagor(s)" as used in this Lease shall include any mortgagor or any grantor under a deed of trust.

          (e)   Tenant hereby irrevocably constitutes and appoints Landlord or any such mortgagee or ground lessor, and their respective successors in interest, acting singly, Tenant's attorney-in-fact to execute and deliver any such certificate or instrument for, on behalf and in the name of Tenant, but only if Tenant fails to execute, acknowledge and deliver any such certificate or instrument within ten (10) days after Landlord or such mortgagee or such ground lessor has made written request therefor in the following circumstances.

    1.
    Landlord, such mortgagee, or ground lessor ("Requesting Party") shall have given Tenant a written request ("First Request") therefore, stating that if Tenant does not timely execute and deliver such certificate or instrument; the Requesting Party may act as Tenant's attorney-in-fact in accordance with this Article 23(e), together with a Nondisturbance Agreement, as defined in Article 23, executed on behalf of the mortgagee, ground lessor, or trustee in question;

    2.
    Tenant shall fail to execute and deliver such certificate or instrument within ten (10) days of the First Request;

    3.
    The Requesting Party shall, after the expiration of such ten (10) day period, have given Tenant another request ("Second Request") therefor, stating that Tenant has failed timely to respond to the First Request for such certificate or instrument and that if Tenant does not execute and deliver such certificate or instrument within ten (10) days of the Second Request, the Requesting Party may act as Tenant's attorney-in-fact in accordance with this Article 23(e); and

    4.
    Tenant shall fail to execute and deliver such certificate or instrument within ten (10) days of the Second Request.

          (f)    Notwithstanding anything to the contrary contained in this Article 23, if all or part of Landlord's estate and interest in the real property of which the premises are a part shall be a leasehold estate held under a ground lease, then: (i) the foregoing subordination provisions of this Article 23 shall not apply to any mortgages of the fee interest in said real property to which Landlord's leasehold estate is not otherwise subject and subordinate; and (ii) the provisions of this Article 23 shall in no way waive, abrogate or otherwise affect any agreement by any ground lessor (x) not to terminate this Lease incident to any termination of such ground lease prior to its term expiring or (y) not to name or join Tenant in any action or proceeding by such ground lessor to recover possession of such real property or for any other relief.

          (g)   In the event of any failure by Landlord to perform, fulfill or observe any agreement by Landlord herein, in no event will the Landlord be deemed to be in default under this Lease permitting Tenant to exercise any or all rights or remedies under this Lease until the Tenant shall have given written notice of such failure to any mortgagee (ground lessor and/or trustee) of which Tenant shall have been advised and until a reasonable period of time shall have elapsed following the giving of such notice, during which such mortgagee (ground lessor and/or trustee) shall have the right, but shall not be obligated, to remedy such failure. The provisions of this Article 26(g) shall not extend or delay Tenant's rights under Articles 4.3, 8.8B, or 15:6B or 18 and the provisions of this Article 23(g) shall not apply to or affect Tenant's termination rights under Article 8.8C and 15.6C for a period in excess of one hundred twenty (120) days longer than Landlord has to cure such default.

          (h)   Notwithstanding anything to the contrary in this Article 23 contained: (i) as to any future mortgages, ground leases, and/or underlying lease or deeds of trust, the herein provided subordination and attornment shall be effective only if the mortgagee, ground lessor or trustee therein, as the case may be, agrees, by a written subordination, nondisturbance and attornment agreement in recordable form and in the customary form of such mortgagee, ground lessor, or trustee, with such commercially reasonable changes as Tenant may request ("Nondisturbance Agreement"), and (ii) it shall be a condition to the execution and delivery of this Lease that, at the time of execution of this Lease by the parties, the holder of the current mortgage affecting the Building approves the Lease and executes and delivers a Nondisturbance Agreement in the form attached hereto as Exhibit 8.

24.   QUIET ENJOYMENT

        Landlord covenants that if, and so long as, Tenant keeps and performs each and every covenant, agreement, term, provision and condition herein contained on the part and on behalf of Tenant to be kept and performed, Tenant shall quietly enjoy the premises from and against the claims of all persons claiming by, through or under Landlord subject, nevertheless, to the covenants, agreements, terms, provisions and conditions of this Lease and to the mortgages, ground leases and/or underlying leases to which this Lease is subject and subordinate, as hereinabove set forth.

        Without incurring any liability to Tenant, Landlord may permit access to the premises and open the same, whether or not Tenant shall be present, upon any demand of any receiver, trustee, assignee for the benefit of creditors, sheriff, marshal or court officer entitled to, or reasonably purporting to be entitled to, such access for the purpose of taking possession of, or removing, Tenant's property or for any other lawful purpose (but this provision and any action by Landlord hereunder shall not be deemed a recognition by Landlord that the person or official making such demand has any right or interest in or to this Lease, or in or to the premises), or upon demand of any representative of the fire, police, building, sanitation or other department of the city, state or federal governments.

25.   ENTIRE AGREEMENT—WAIVER—SURRENDER

        25.1    Entire Agreement.    This Lease and the Exhibits made a part hereof contain the entire and only agreement between the parties and any and all statements and representations, written and oral, including previous correspondence and agreements between the parties hereto, are merged herein. Tenant acknowledges that all representations and statements upon which it relied in executing this Lease are contained herein and that the Tenant in no way relied upon any other statements or representations, written or oral. Any executory agreement hereafter made shall be ineffective to change, modify, discharge or effect an abandonment of this Lease in whole or in part unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought.

        25.2    Waiver by Landlord.    The failure of Landlord to seek redress for violation, or to insist upon the strict performance, of any covenant or condition of this Lease, or any of the Rules and Regulations promulgated hereunder, shall not prevent a subsequent act, which would have originally constituted a violation, from having all the force and effect of an original violation. The receipt by Landlord of rent with knowledge of the breach of any covenant of this Lease shall not be deemed a waiver of such breach. The failure of Landlord to enforce any of such Rules and Regulations against Tenant and/or any other tenant in the Building shall not be deemed a waiver of any such Rules and Regulations. No provisions of this Lease shall be deemed to have been waived by Landlord unless such waiver be in writing signed by Landlord. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the stipulated rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy in this Lease provided:

        25.3    Surrender.    No act or thing done by Landlord during the term hereby demised shall be deemed an acceptance of a surrender of the premises, and no agreement to accept such surrender shall be valid, unless in writing signed by Landlord. No employee of Landlord or of Landlord's agents shall have any power to accept the keys of the premises prior to the termination of this Lease. The delivery of keys to any employee of Landlord or of Landlord's agents shall not operate as a termination of the Lease or a surrender of the premises. In the event that Tenant at any time desires to have Landlord underlet the premises for Tenant's account, Landlord or Landlord's agents are authorized to receive the keys for such purposes without releasing Tenant from any of the obligations under this Lease, and Tenant hereby relieves Landlord of any liability for loss of or damage to any of Tenant's effects in connection with such underletting.

26.   INABILITY TO PERFORM—EXCULPATORY CLAUSE

          (a)   Except as provided in Article 4.1, 8.8, 15.6 and 18 hereof, this Lease and the obligations of Tenant to pay rent hereunder and perform all the other covenants, agreements, terms, provisions and conditions hereunder on the part of Tenant to be performed shall in no way be affected, impaired or excused because Landlord is unable to fulfill any of its obligations under this Lease or is unable to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make or is delayed in making any repairs, replacements, additions, alterations, improvements or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Landlord is prevented or delayed from so doing by reason of strikes or labor troubles or any other similar or dissimilar cause whatsoever beyond Landlord's reasonable control, including but not limited to, governmental preemption in connection with a national emergency or by reason of any rule, order or regulation of any department or subdivision thereof of any governmental agency or by reason of the conditions of supply and demand which have been or are affected by war, hostilities or other similar or dissimilar emergency. In each such instance of inability of Landlord to perform, Landlord shall exercise reasonable diligence to eliminate the cause of such inability to perform.

          (b)   Tenant shall neither assert nor seek to enforce any claim against Landlord, or Landlord's agents or employees, or the assets of Landlord or of Landlord's agents or employees, for breach of this Lease or otherwise, other than against Landlord's interest in the Building of which the premises are a part and in the uncollected rents, issues and profits thereof, and Tenant agrees to look solely to such interest for the satisfaction of any liability of Landlord under this Lease, it being specifically agreed that in no event shall Landlord or Landlord's agents or employees (or any of the officers, trustees, directors, partners, beneficiaries, joint venturers, members, stockholders or other principals or representatives, and the like, disclosed or undisclosed, thereof) ever be personally liable for any such liability. This paragraph shall not limit any right that Tenant might otherwise have to obtain injunctive relief against Landlord or to take any other action which shall not involve the personal liability of Landlord to respond in monetary damages from Landlord's assets other than the Landlord's interest in said real estate, as aforesaid. In no event shall Landlord or Landlord's agents or employees (or any of the officers, trustees, directors, partners, beneficiaries, joint venturers, members, stockholders or other principals or representatives and the like, disclosed or undisclosed, thereof) ever be liable for consequential or incidental damages. Without limiting the foregoing, in no event shall Landlord or Landlord's agents or employees (or any of the officers, trustees, directors, partners, beneficiaries, joint venturers, members, stockholders or other principals or representatives and the like, disclosed or undisclosed, thereof) ever be liable for lost profits of Tenant. If by reason of Landlord's failure to acquire title to the real property of which the premises are a part or to complete construction of the Building or premises, Landlord shall be held to be in breach of this Lease, Tenant's sole and exclusive remedy shall be a right to terminate this Lease.

          (c)   Landlord shall not be deemed to be in default of its obligations under the Lease unless Tenant has given Landlord written notice of such default, and Landlord has failed to cure such default within thirty (30) days after Landlord receives such notice or such longer period of time as Landlord may reasonably require to cure such default. Except as otherwise expressly provided in this Lease, in no event shall Tenant have the right to terminate the Lease nor shall Tenant's obligation to pay Yearly Rent or other charges under this Lease abate based upon any default by Landlord of its obligations under the Lease. The provisions of this Article 26(c) shall not extend or delay Tenant's rights under Articles 4.1(b), 8.8 or 15.6 (except to the extent provided in such Articles) or Tenant's rights under Article 18.

27.   BILLS AND NOTICES

        Any notice, consent, request, bill, demand or statement hereunder by either party to the other party shall be in writing and, if received at Landlord's or Tenant's address, shall be deemed to have been duly given when either: (i) delivered or served personally, or (ii) mailed in a postpaid envelope, certified mail, return receipt requested, and deposited in the United States mail or delivered by nationally recognized overnight delivery service, in either such case addressed to Landlord at its address as stated in Exhibit 1 and to Tenant at the premises (or at Tenant's address as stated in Exhibit 1, if mailed prior to Tenant's occupancy of the premises), or if any address for notices shall have been duly changed as hereinafter provided, if mailed as aforesaid to the party at such changed address; provided however, that with respect to notices given by United States mail or by nationally recognized overnight delivery service, notice shall be deemed to given when either such notice is actually received or at the time that delivery is attempted and receipt is refused. Either party may at any time change the address or specify an additional address for such notices, consents, requests, bills, demands or statements by delivering or mailing, as aforesaid, to the other party a notice stating the change and setting forth the changed or additional address, provided such changed or additional address is within the United States.

        If Tenant is a partnership, Tenant, for itself, and on behalf of all of its partners, hereby appoints Tenant's Service Partner, as identified on Exhibit 1, to accept service of any notice, consent, request, bill, demand or statement hereunder by Landlord and any service of process in any judicial proceeding with respect to this Lease on behalf of Tenant and as agent and attorney-in-fact for each partner of Tenant.

        All bills and statements for reimbursement or other payments or charges due from Tenant to Landlord hereunder shall be due and payable in full thirty (30) days, unless herein otherwise provided, after submission thereof by Landlord to Tenant. Tenant's failure to make timely payment of any amounts indicated by such bills and statements, whether for work done by Landlord at Tenant's request, reimbursement provided for by this Lease or for any other sums properly owing by Tenant to Landlord, shall be treated as a default in the payment of rent, in which event Landlord shall have all rights and remedies provided in this Lease for the nonpayment of rent.

28.   PARTIES BOUND—SEIZIN OF TITLE

        The covenants, agreements, terms, provisions and conditions of this Lease shall bind and benefit the successors and assigns of the parties hereto with the same effect as if mentioned in each instance where a party hereto is named or referred to, except that no violation of the provisions of Article 16 hereof shall operate to vest any rights in any successor or assignee of Tenant and that the provisions of this Article 28 shall not be construed as modifying the conditions of limitation contained in Article 21 hereof.

        If, in connection with or as a consequence of the sale, transfer or other disposition of the real estate (land and/or Building, either or both, as the case may be) of which the premises are a part, Landlord ceases to be the owner of the reversionary interest in the premises, Landlord shall be entirely freed and relieved from the performance and observance thereafter of all covenants and obligations hereunder on the part of Landlord to be performed and observed, it being understood and agreed in such event (and it shall be deemed and construed as a covenant running with the land) that the person succeeding to Landlord's ownership of said reversionary interest shall thereupon and thereafter assume, and perform and observe, any and all of such covenants and obligations of Landlord.

29.   MISCELLANEOUS

        29.1    Separability.    If any provision of this Lease or portion of such provision or the application thereof to any person or circumstance is for any reason held invalid or unenforceable, the remainder of the Lease (or the remainder of such provision) and the application thereof to other persons or circumstances shall not be affected thereby.

        29.2    Captions, etc.    The captions are inserted only as a matter of convenience and for reference, and in no way define, limit or describe the scope of this Lease nor the intent of any provisions thereof. References to "State" shall mean, where appropriate, the District of Columbia and other Federal territories, possessions, as well as a state of the United States.

        29.3    Broker.    Tenant represents and warrants that it has not directly or indirectly dealt, with respect to the leasing of office space in the Building or any Center, Office Park or other Park of which it is a part (called "Building, etc." in this Article 29.3) with any broker or had its attention called to the premises or other space to let in the Building, etc. by anyone other than the broker, person or firm, if any, designated in Exhibit 1. Tenant agrees to defend, exonerate and save harmless and indemnify Landlord and anyone claiming by, through or under Landlord against any claims for a commission arising out of the execution and delivery of this Lease or out of negotiations between Landlord and Tenant with respect to the leasing of other space in the Building, etc., provided that Landlord shall be solely responsible for the payment of brokerage commissions to the broker, person or firm, if any, designated in Exhibit 1.

        29.4    Modifications.    If in connection with obtaining financing for the Building, a bank, insurance company, pension trust or other institutional lender shall request reasonable modifications in this Lease as a condition to such financing, Tenant will not withhold, delay or condition its consent thereto, provided that such modifications do not increase the obligations of Tenant hereunder or materially adversely affect the leasehold interest hereby created.

        29.5    Arbitration.    Any disputes relating to provisions or obligations in this Lease as to which a specific provision for a reference to arbitration is made herein shall be submitted to arbitration in accordance with the provisions of applicable state law (as identified on Exhibit 1), as from time to time amended. Arbitration proceedings, including the selection of an arbitrator, shall be conducted pursuant to the rules, regulations and procedures from time to time in effect as promulgated by the American Arbitration Association. Prior written notice of application by either party for arbitration shall be given to the other at least ten (10) days before submission of the application to the said Association's office in the City wherein the Building is situated (or the nearest other city having an Association office). The arbitrator shall hear the parties and their evidence. The decision of the arbitrator shall be binding and conclusive, and judgment upon the award or decision of the arbitrator may be entered in the appropriate court of law (as identified on Exhibit 1); and the parties consent to the jurisdiction of such court and further agree that any process or notice of motion or other application to the Court or a Judge thereof may be served outside the State wherein the Building is situated by registered mail or by personal service, provided a reasonable time for appearance is allowed. The costs and expenses of each arbitration hereunder and their apportionment between the parties shall be determined by the arbitrator in his award or decision. No arbitrable dispute shall be deemed to have arisen under this Lease prior to (i) the expiration of the period of twenty (20) days after the date of the giving of written notice by the party asserting the existence of the dispute together with a description thereof sufficient for an understanding thereof; and (ii) where a Tenant payment (e.g., Tax Share or Operating Expense Share under Article 9 hereof) is in issue, the amount billed by Landlord having been paid by Tenant.

        29.6    Governing Law.    This Lease is made pursuant to, and shall be governed by, and construed in accordance with, the laws of the State wherein the Building is situated and any applicable local municipal rules, regulations, by-laws, ordinances and the like.

        29.7    Assignment of Rents.    With reference to any assignment by Landlord of its interest in this Lease, or the rents payable hereunder, conditional in nature or otherwise, which assignment is made to or held by a bank, trust company, insurance company or other institutional lender holding a mortgage or ground lease on the Building, Tenant agrees:

          (a)   that the execution thereof by Landlord and the acceptance thereof by such mortgagee and/or ground lessor shall never be deemed an assumption by such mortgagee and/or ground lessor of any of the obligations of the Landlord thereunder, unless such mortgagee and/or ground lessor shall, by written notice sent to the Tenant, specifically otherwise elect; and

          (b)   that, except as aforesaid, such mortgagee and/or ground lessor shall be treated as having assumed the Landlord's obligations thereunder only upon foreclosure of such mortgagee's mortgage or deed of trust or termination of such ground lessor's ground lease and the taking of possession of the demised premises after having given notice of its exercise of the option stated in Article 23 hereof to succeed to the interest of the Landlord under this Lease.

        29.8    Representation of Authority.    By his execution hereof each of the signatories on behalf of the respective parties hereby warrants and represents to the other that he is duly authorized to execute this Lease on behalf of such party. If Tenant is a corporation, Tenant hereby appoints the signatory whose name appears below on behalf of Tenant as Tenant's attorney-in-fact for the purpose of executing this Lease for and on behalf of Tenant.

        29.9    Expenses Incurred by Landlord Upon Tenant Requests.    Tenant shall, upon demand, reimburse Landlord for all reasonable expenses, including, without limitation, legal fees, incurred by Landlord in connection with all requests by Tenant for consents, approvals or execution of collateral documentation related to this Lease, including, without limitation, costs incurred by Landlord in the review and approval of Tenant's plans and specifications in connection with proposed alterations to be made by Tenant to the premises, requests by Tenant to sublet the premises or assign its interest in the Lease, the execution by Landlord of estoppel certificates requested by Tenant, and requests by Tenant for Landlord to execute waivers of Landlord's interest in Tenant's property in connection with third party financing by Tenant. Such costs shall be deemed to be additional rent under the Lease.

        29.10    Survival.    Without limiting any other obligation of the Tenant which may survive the expiration or prior termination of the term of the Lease, all obligations on the part of Tenant to indemnify, defend, or hold Landlord harmless, as set forth in this Lease (including, without limitation, Tenant's obligations under Articles 13(d), 15.3, and 29.3) shall survive the expiration or prior termination of the term of the Lease.

        29.11    Hazardous Materials.    Landlord and Tenant agree as follows with respect to the existence or use of "Hazardous Material" in or on the Premises.

          (a)   Tenant, at its sole cost and expense, shall comply with all laws, statutes, ordinances, rules and regulations of any local, state or federal governmental authority having jurisdiction concerning environmental, health and safety matters (collectively, "Environmental Laws"), including, but not limited to, any discharge into the air, surface, water, sewers, soil or groundwater of any Hazardous Material (as defined in Article 29.11(c)), whether within or outside the premises within the Complex. Notwithstanding the foregoing, nothing contained in this Lease requires, or shall be construed to require, Tenant to incur any liability related to or arising from environmental conditions (i) for which the Landlord is responsible pursuant to the terms of this Lease, or (ii) which existed within the premises or the Complex prior to the date Tenant takes possession of the premises.

          (b)   Tenant shall not cause or permit any Hazardous Material to be brought upon, kept or used in or about the premises or otherwise in the Complex by Tenant, its agents, employees, contractors or invitees, without the prior written consent of Landlord, except for Hazardous Materials which are typically used in the operation of offices or laboratories, provided that such materials are stored, used and disposed of in strict compliance with all applicable Environmental Laws and with good scientific and medical practice. Notwithstanding the foregoing, with respect to any of Tenant's Hazardous Material which Tenant does not properly handle, store or dispose of in compliance with all applicable Environmental Laws and good scientific and medical practice, Tenant shall, upon written notice from Landlord, no longer have the right to bring such material into the buildings or the Complex until Tenant has demonstrated, to Landlord's reasonable satisfaction, that Tenant has implemented programs to thereafter properly handle, store or dispose of such material.

          (c)   As used herein, the term "Hazardous Material" means any hazardous or toxic substance, material or waste or petroleum derivative which is or becomes regulated by any Environmental Law, specifically including live organisms, viruses and fungi, medical waste, and so-called "biohazard" materials. The term "Hazardous Material" includes, without limitation, any material or substance which is (i) designated as a "hazardous substance" pursuant to Section 1311 of the Federal Water Pollution Control Act (33 U.S.C. Section 1317), (ii) defined as a "hazardous waste" pursuant to Section 1004 of the Federal Resource Conservation and Recovery Act, 42 U.S.C. Section 6901 et seq. (42 U.S.C. Section 6903), (iii) defined as a "hazardous substance" pursuant to Section 101 of the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Section 9601 et seq. (42 U.S.C. Section 9601), (iv) defined as "hazardous substance" or "oil" under Chapter 21E of the General Laws of Massachusetts, or (v) a so-called "biohazard" or medical waste, or is contaminated with blood or other bodily fluids; and "Environmental Laws" include, without limitation, the laws listed in the preceding clauses (i) through (iv).

          (d)   Any increase in the premium for necessary insurance on the Premises or the Complex which arises from Tenant's use and/or storage of these Hazardous Materials shall be solely at Tenant's expense. Tenant shall procure and maintain at its sole expense such additional insurance as may be necessary to comply with any requirement of any Federal, State or local government agency with jurisdiction.

          (e)   Tenant hereby covenants and agrees to indemnify, defend and hold Landlord harmless from any and all claims, judgments, damages, penalties, fines, costs, liabilities or losses (collectively "Losses") which Landlord may reasonably incur arising out of contamination of real estate, the Complex or other property not a part of the premises, which contamination arises as a result of: (i) the release or introduction of Hazardous Material in the premises, the release or introduction of which is caused or permitted by Tenant, unless such Hazardous Materials are released or introduced in the premises by Landlord, or (ii) from a breach by Tenant of its obligations under this Article 29.11. This indemnification of Landlord by Tenant includes, without limitation, reasonable costs incurred in connection with any investigation of site conditions or any cleanup, remedial, removal or restoration work required by any federal, state or local governmental agency or political subdivision because of Hazardous Material present in the soil or ground water on or under the premises based upon the circumstances identified in the first sentence of this Article 29.11(e). The indemnification and hold harmless obligations of Tenant under this Article 29.11(e) shall survive any termination of this Lease. Without limiting the foregoing, if the presence of any Hazardous Material in the buildings or otherwise in the Complex caused or permitted by Tenant results in any contamination of the premises, Tenant shall promptly take all actions at its sole expense as are necessary to return the premises to a condition which complies with all Environmental Laws; provided that Landlord's approval of such actions shall first be obtained, which approval shall not be unreasonably withheld so long as such actions, in Landlord's reasonable discretion, would not potentially have any materially adverse long-term or short-term effect on the premises, and, in any event, Landlord shall not withhold its approval of any proposed actions which are required by applicable Environmental Laws.

          (f)    On or before the date that Tenant, and anyone claiming by, through or under Tenant, vacates the Premises, and immediately prior to the time that Tenant delivers the Premises to Landlord, Tenant shall:

      1.
      If Tenant shall have a federal or state license to use radioactive materials at the Premises or if Tenant has used radioactive materials at the Premises for which a license is required under either federal or state law, cause the premises to be decommissioned in accordance with the regulations of the U.S. Nuclear Regulatory Commission and/or the Massachusetts Department of Public Health for the control of radiation, cause the Premises to be released for unrestricted use by the Radiation Control Program of the Massachusetts Department of Public Health for the control of radiation, and deliver to Landlord the report of a certified industrial hygienist stating that he or she has examined the Premises and found no evidence that such portion contains Hazardous Materials, as defined in this Article 29.11, or is otherwise in violation of any Environmental Law, as defined in this Article 29.11 hereof.

      2.
      Provide to Landlord a copy of its most current chemical waste removal manifest and a certification from Tenant executed by an officer of Tenant that no Hazardous Materials or other potentially dangerous or harmful chemicals brought onto the Premises from and after the date that Tenant first took occupancy of the Premises remain in the Premises.

        29.12    Patriot Act    Tenant represents and warrants to Landlord that:

          (A)  Tenant is not in violation of any Anti-Terrorism Law;

          (B)  Tenant is not, as of the date hereof:

            (ii)   conducting any business or engaging in any transaction or dealing with any Prohibited Person, including the making or receiving of any contribution of funds, goods or services to or for the benefit of any Prohibited Person;

            (iii)  dealing in, or otherwise engaging in any transaction relating to, any property or interests in property blocked pursuant to Executive Order No. 13224; or

            (iv)  engaging in or conspiring to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate any of the prohibitions set forth in, any Anti-Terrorism Law; and

          (C)  Neither Tenant nor any of its affiliates, officers, directors, shareholders, members or lease guarantor, as applicable, is a Prohibited Person.

        If at any time any of these representations becomes false, then it shall be considered a material default under this Lease.

        As used herein, "Anti-Terrorism Law" is defined as any law relating to terrorism, anti-terrorism, money-laundering or anti-money laundering activities, including without limitation the United States Bank Secrecy Act, the United States Money Laundering Control Act of 1986, Executive Order No. 13224, and Title 3 of the USA Patriot Act, and any regulations promulgated under any of them. As used herein "Executive Order No. 13224" is defined as Executive Order No. 13224 on Terrorist Financing effective September 24, 2001, and relating to "Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism", as may be amended from time to time. "Prohibited Person" is defined as (i) a person or entity that is listed in the Annex to Executive Order No. 13224, or a person or entity owned or controlled by an entity that is listed in the Annex to Executive Order No: 13224; (ii) a person or entity with whom Landlord is prohibited from dealing or otherwise engaging in any transaction by any Anti-Terrorism Law; or (iii) a person or entity that is named as a "specially designated national and blocked person" on the most current list published by the U.S. Treasury Department Office of Foreign Assets Control at its official website, http://www.treas.gov/ofac/t11sdn.pdf or at any replacement website or other official publication of such list. "USA Patriot Act" is defined as the "Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001" (Public Law 107-56), as may be amended from time to time.

        29.13    Security Deposit.    EITHER: A. Tenant shall, at the time that Tenant executes and delivers this Lease to Landlord, pay to Landlord a security deposit of Four Hundred Fifty Thousand ($450,417:00) Dollars securing Tenant's obligations under this Lease. In no event shall said security deposit be deemed to be a prepayment of rent nor shall it be considered a measure of liquidated damages. Tenant agrees that no interest shall accrue on said deposit and that Landlord shall have no obligation to maintain such deposit in a separate account (i.e. Landlord shall have the right to commingle such deposit with other funds of Landlord). In the event that Tenant shall default in any of its obligations under the Lease, Landlord shall have the right, without prior notice to Tenant, to apply said deposit (or any portion thereof) towards the cure of any such default and Tenant shall promptly, upon notice from Landlord, pay to Landlord any amount so applied by Landlord in order to restore the full amount of said deposit. In addition, in the event of a termination based upon the default of Tenant under the Lease, or a rejection of the Lease pursuant to the provisions of the Federal Bankruptcy Code, Landlord shall have the right to apply said security deposit (from time to time, if necessary) to cover the full amount of damages and other amounts due from Tenant to Landlord under the Lease. Any amounts so applied shall, at Landlord's election, be applied first to any unpaid rent and other charges which were due prior to the filing of the petition for protection under the Federal Bankruptcy Code. The application of all or any part of the deposit to any obligation or default of Tenant under this Lease shall not deprive Landlord of any other rights or remedies Landlord may have nor shall such application by Landlord constitute a waiver by Landlord. Provided that Tenant is not in default of any of its obligations under the Lease at the expiration of the term of the Lease, Landlord shall refund to Tenant any portion of said security deposit which Landlord is then holding. Notwithstanding the foregoing, provided that: (i) Tenant has not been in default of any of its obligations under this Lease after the giving of any applicable notice and the expiration of any applicable grace period prior to the first anniversary of the Rent Commencement Date, (ii) Tenant is, as of the first anniversary of the Rent Commencement Date, not in default of its obligation under the Lease (provided, however, that if there is no reduction of the security deposit based upon Tenant's failure to satisfy the condition set forth in this clause (ii), then Tenant may subsequently achieve a reduction in the security deposit pursuant to this sentence at such time as Tenant cures such default, so long as the Lease is then in full force and effect and Tenant is otherwise then in full compliance with its obligations under the Lease), and (iii) the Lease is then in full force and effect, Landlord shall, within ten (10) days of written request of Tenant, refund to Tenant such portion of the Security Deposit which it is then holding so as to cause the total Security Deposit to be reduced as of the first anniversary of the Rent Commencement Date to Two Hundred Twenty-Five Thousand Two Hundred Eight and 50/100 ($225,208.50) Dollars.

OR:

        B.    The security deposit may be in the form of an Irrevocable Standby Letter of Credit ("Letter of Credit") which shall be (1) in the form attached hereto as Exhibit, (2) issued by a bank reasonably acceptable to Landlord with minimum assets of Ten Billion Dollars ($10,000,000,000.00), upon which presentment may be made in Boston, Massachusetts, (3) in an amount equal to Four Hundred Fifty Thousand Four Hundred Seventeen ($450,417.00) and (4) for a term of one (1) year, subject to extension in accordance with the terms of the Letter of Credit. Tenant shall, on or before the date thirty (30) days prior to the expiration of the term of such Letter of Credit, deliver to Landlord a new Letter of Credit satisfying the foregoing conditions ("Substitute Letter of Credit") in lieu of the Letter of Credit then being held by Landlord. Such Letter of Credit shall be automatically renewable in accordance with the last grammatical paragraph of Exhibit 7; provided that if the issuer of such Letter of Credit gives notice of its election not to renew such Letter of Credit for any additional required period pursuant thereto, Tenant shall be required to deliver a Substitute Letter of Credit satisfying the conditions hereof, on or before the date thirty (30) days prior to the expiration of the term of such Letter of Credit. Tenant agrees that it shall from time to time, as necessary, whether as a result of a draw on the Letter of Credit by Landlord pursuant to the terms hereof or as a result of the expiration of the Letter of Credit then in effect, renew or replace the original and any subsequent Letter of Credit so that a Letter of Credit, in the amount required hereunder, is in effect until a date which is at least 60 days after the Termination Date of the Lease. If Tenant fails to furnish such renewal or replacement at least 60 days prior to the stated expiration date of the Letter of Credit then held by Landlord, Landlord may draw upon such Letter of Credit and hold the proceeds thereof (and such proceeds need not be segregated) as a Security Deposit pursuant to the terms of this Article 29.13.

        C.    In the event that Tenant is in default of its obligations under the Lease beyond the giving of any applicable notice and the expiration of any applicable grace period, then the Landlord shall have the right, at any time after such event, without giving any further notice to Tenant, to draw down from said Letter of Credit (Substitute Letter of Credit or Additional Letter of Credit, as defined below, as the case may be) (a) the amount necessary to cure such default or (b) if such default cannot reasonably be cured by the expenditure of money, to exercise all rights and remedies Landlord may have on account of such default, the amount which, in Landlord's opinion, is necessary to satisfy Tenant's Liability in account thereof. In the event of any such draw by the Landlord, Tenant shall, within fifteen (15) business days of written demand therefor, deliver to Landlord an additional Letter of Credit satisfying the foregoing conditions ("Additional Letter of Credit"), except that the amount of such Additional Letter of Credit shall be the amount of such draw. In addition, in the event of a termination based upon the default of Tenant under the Lease, or a rejection of the Lease pursuant to the provisions of the Federal Bankruptcy Code, Landlord shall have the right to draw upon the Letter of Credit (from time to time, if necessary) to cover the full amount of damages and other amounts due from Tenant to Landlord under the Lease. Any amounts so drawn shall, at Landlord's election, be applied first to any unpaid rent and other charges which were due prior to the filing of the petition for protection under the Federal Bankruptcy Code. Tenant hereby covenants and agrees not to oppose, contest or otherwise interfere with any attempt by Landlord to draw down from said Letter of Credit including, without limitation, by commencing an action seeking to enjoin or restrain Landlord from drawing upon said Letter of Credit. Tenant also hereby expressly waives any right or claim it may have to seek such equitable relief. In addition to whatever other rights and remedies it may have against Tenant if Tenant breaches its obligations under this paragraph, Tenant hereby acknowledges that it shall be liable for any and all damages which Landlord may suffer as a result of any such breach.

        D.    Upon request of Landlord or any (prospective) purchaser or mortgagee of the Building, Tenant shall, at its expense, cooperate with Landlord in obtaining an amendment to or replacement of any Letter of Credit which Landlord is then holding so that the amended or new Letter of Credit reflects the name of the new owner of the Building.

        E.    To the extent that Landlord has not previously drawn upon any Letter of Credit, Substitute Letter of Credit, Additional Letter of Credit or Security Proceeds (collectively "Collateral") held by the Landlord, and to the extent that Tenant is not otherwise in default of its obligations under the Lease as of the termination date of the Lease, Landlord shall return such Collateral to Tenant on the termination of the term of the Lease.

        F.     In no event shall the proceeds of any Letter of Credit be deemed to be a prepayment of rent nor shall it be considered as a measure of liquidated damages.

        G.    Notwithstanding the foregoing, provided that: (i) Tenant has not been in default of any of its obligations under this Lease after the giving of any applicable notice and the expiration of any applicable grace period prior to the first anniversary of the Rent Commencement Date, (ii) Tenant is, as of the first anniversary of the Rent Commencement Date, not in default of its obligation under the Lease (provided, however, that if there is no reduction of the Letter of Credit based upon Tenant's failure to satisfy the condition set forth in this clause (ii), then Tenant may subsequently achieve a reduction in the Letter of Credit pursuant to this sentence, at such time as Tenant cures such default, so long as. the Lease is then in full force and effect and Tenant is otherwise then in full compliance with its obligations under the Lease), and (iii) the Lease is then in full force and effect, Landlord shall, upon written request of Tenant, refund to Tenant such portion of the Letter of Credit which it is then holding so as to cause the total Letter of Credit to be reduced as of the first anniversary of the Rent Commencement Date to Two Hundred Twenty-Five Thousand Two Hundred Eight and 50/100 ($225,208.50) Dollars. Any reduction in the Letter of Credit shall be accomplished by Tenant providing Landlord with a substitute Letter of Credit in the reduced amount in exchange for the existing Letter of Credit(s) which Landlord is then holding, or by an amendment to the existing Letter of Credit(s) then held by Landlord, in form and substance reasonably acceptable to Landlord, which is accepted by Landlord in writing.

        29.14    Tenant's Option to Extend the Term of the Lease

        A.    On the conditions, which conditions Landlord may waive, at its election, by written notice to Tenant at any time, that: (i) Tenant is not in default beyond any applicable notice and cure period at the time that Tenant gives Tenant's notice exercising its right to extend the term of the Lease, of its covenants and obligations under the Lease, and (ii) Helicos Biosciences Corporation, itself, or any Assignee is occupying at least fifty (50%) percent of the Total Rentable Area of the premises then demised to Tenant, both as of the time of option exercise and as of the commencement of the hereinafter described additional term, Tenant shall have the option to extend the term of this Lease for one (1) additional three (3) year term, such additional term commencing as of the expiration of the initial term of the Lease. Tenant may exercise such option to extend by giving Landlord written notice on or before the date twelve (12) months prior to the expiration date of the initial term of the Lease. Upon the timely giving of such notice, the term of this Lease shall be deemed extended upon all of the terms and conditions of this Lease, except that Landlord shall have no obligation to construct or renovate the premises or to provide any contribution towards any construction to be performed in the premises, and that the Yearly Rent during such additional term shall be as hereinafter set forth. If Tenant fails to give timely notice, as aforesaid, Tenant shall have no further right to extend the term of this Lease, time being of the essence of this Article 29.14.

        B.    The Yearly Rent during the additional term shall be based upon the Fair Market Rental Value, as defined in Subparagraph E hereof, as of the commencement of the additional term, of the premises then demised to Tenant.

        C.    Tenant shall have no further option to extend the term of the Lease other than the one (1) additional three (3) year term herein provided.

        D.    Notwithstanding the fact that upon Tenant's exercise of the herein option to extend the term of the Lease such extension shall be self executing, as aforesaid, the parties shall promptly execute a lease amendment reflecting such additional term after Tenant exercises the herein option, except that the yearly Rent payable in respect of such additional term may not be set forth in said amendment. Subsequently, after such Yearly Rent is determined, the parties shall execute a written agreement confirming the same. The execution of such lease amendment shall not be deemed to waive any of the conditions to Tenant's exercise of its rights under this Article 29.14, unless otherwise specifically provided in such lease amendment.

        E.    "Fair Market Rental Value" shall be computed as of the date in question at the then current annual rental charge (i.e., the sum of Yearly Rent plus escalation and other charges), including provisions for subsequent increases and other adjustments for leases or agreements to lease then currently being negotiated, or executed in comparable space located in the Complex, or if no leases or agreements to lease are then currently being negotiated or executed in the Complex, the Fair Market Rental Value shall be determined by reference to leases or agreements to lease then currently being negotiated or executed for comparable space located elsewhere in similar office/laboratory buildings located in East Cambridge, Massachusetts. In determining Fair Market Rental Value, the following factors, among others, shall be taken into account and given effect: size, location of premises, lease term, condition of building, and services provided by the Landlord.

        F.     Landlord shall initially designate Fair Market Rental Value and Landlord shall furnish data in support of such designation. If Tenant disagrees with Landlord's designation of a Fair Market Rental Value, Tenant shall have the right, by written notice given within thirty (30) days after Tenant has been notified of Landlord's designation, to submit such Fair Market Rental Value to arbitration. Fair Market Rental Value shall be submitted to arbitration as follows: Fair Market Rental Value shall be determined by impartial arbitrators, one to be chosen by the Landlord, one to be chosen by Tenant, and a third to be selected, if necessary, as below provided. The unanimous written decision of the two first chosen, without selection and participation of a third arbitrator, or otherwise, the written decision of a majority of three arbitrators chosen and selected as aforesaid, shall be conclusive and binding upon Landlord and Tenant. Landlord and Tenant shall each notify the other of its chosen arbitrator within ten (10) days following the call for arbitration and, unless such two arbitrators shall have reached a unanimous decision within thirty (30) days after their designation, they shall so notify the President of the Boston Bar Association (or such organization as may succeed to said Boston Bar Association) and request him to select an impartial third arbitrator, who shall be an office/laboratory building owner or a real estate broker dealing with like types of properties, to determine Fair Market Rental Value as herein defined. Such third arbitrator and the first two chosen shall, subject to commercial arbitration rules of the American Arbitration Association, hear the parties and their evidence and render their decision within thirty (30) days following the conclusion of such hearing and notify Landlord and Tenant thereof. Landlord and Tenant shall bear the expense of the third arbitrator (if any) equally. The decision of the arbitrator shall be binding and conclusive, and judgment upon the award or decision of the arbitrator may be entered in the appropriate court of law (as identified on Exhibit 1); and the parties consent to the jurisdiction of such court and further agree that any process or notice of motion or other application to the Court or a Judge thereof may be served outside the Commonwealth of Massachusetts by registered mail or by personal service, provided a reasonable time for appearance is allowed. If the dispute between the parties as to a Fair Market Rental Value has not been resolved before the commencement of Tenant's obligation to pay rent based upon such Fair Market Rental Value, then Tenant shall pay Yearly Rent and other charges under the Lease in respect of the premises in question based upon the Fair Market Rental Value designated by Landlord until either the agreement of the parties as to the Fair Market Rental Value, or the decision of the arbitrators, as the case may be, at which time Tenant shall pay any underpayment of rent and other charges to Landlord, or Landlord shall refund any overpayment of rent and other charges to Tenant.

        29.15    Parking.    During the term of the Lease, the Landlord will make available to Tenant twenty-seven (27) monthly parking passes for use in the One Kendall Square Garage ("OKS Garage"). Tenant shall have no right to sublet, assign, or otherwise transfer said parking passes. Said parking passes shall be paid for by Tenant at the then current prevailing rate in the Garage, as such rate may vary from time to time. The current rate for such passes as of the Execution Date of this Lease is $200.00 per month. If, for any reason, Tenant shall fail timely to pay the charge for said parking passes, within ten (10) days after notice from Landlord, Tenant shall have no further right to such parking passes under this Article 29.15. In addition, during any time period when Tenant is in default beyond the expiration of any applicable notice and grace periods of its obligations under the Lease, Landlord shall have the right to withdraw Tenant's use of said parking passes. Said parking passes will be on an unassigned, non-reserved basis, and shall be subject to reasonable rules and regulations from time to time in force.

        29.16    Tenant's Right to Negotiate.    On the conditions (which conditions Landlord may waive, at its election, by written notice to Tenant at any time) that Tenant is not in default of its covenants and obligations under the Lease and that Helicos Biosciences Corporation, itself, is occupying the entirety of the premises then demised to Tenant, both at the time that Landlord is required to give Landlord's Notice, as hereinafter defined, and as of the Term Commencement Date in respect of the RFO Premises, Tenant shall have the following right to lease the RFO Premises, as hereinafter defined, when the RFO Premises become available for lease to Tenant, as hereinafter defined, during the term of the Lease.

          A.    Definition of RFO Premises

          "RFO Premises" shall be defined as the area on the lower level of Building No. 200 in the Complex, containing approximately 16,782 square feet of Total Rentable Area, as shown on the plan attached hereto as Exhibit 6, when such area becomes available for lease to Tenant, as hereinafter defined, during the term of the Lease. For the purposes of this Article 29.16, the RFO Premises shall be deemed to be "available for lease to Tenant" when Landlord, in its sole judgment, determines that such area will become available for leasing to Tenant. (i.e. when Landlord determines that (i) the lease of the tenant of the RFO Premises will terminate and such tenant will vacate such RFO Premises; (ii) the rights of all other tenants of the Building who have rights to lease such premises now or hereafter have lapsed unexercised or have been waived, and (iii) Landlord intends to offer such area for lease). In no event shall Tenant have any rights under this Article 29.16 on or after the date twelve (12) months prior to the expiration of the term of the Lease (i.e. Landlord shall have no obligation to give Landlord's Notice, as hereinafter defined, to Tenant on or after the date twelve (12) months prior to the expiration of the term of the Lease).

          B.    Exercise of Right to Lease RFO Premises

          Landlord shall give Tenant written notice ("Landlord's Notice") at the time that Landlord determines, as aforesaid, that the RFO Premises will become available for lease to Tenant. Landlord's Notice shall set forth:

          (i)    the Commencement Date in respect of the RFO Premises; and

          (ii)   the Yearly Rent ("Offered Yearly Rent") and other terms applicable to the RFO Premises.

          Tenant shall have the right, exercisable upon written notice ("Tenant's Exercise Notice") given to Landlord on or before the date ("RFO Exercise Date") five (5) business days after the receipt of Landlord's Notice, to lease the RFO Premises. If Tenant fails timely to give Tenant's Exercise Notice, Tenant shall have no further right to lease such RFO Premises pursuant to this Article 29.16.

          C.    Lease Provisions Applying to RFO Premises

          The leasing to Tenant of the RFO Premises shall be upon all of the same terms and conditions of the Lease, except to the extent inconsistent with Landlord's Notice and except as follows:

            (1)   Term Commencement Date and Rent Commencement Date

          The Term Commencement Date in respect of the RFO Premises and the Rent Commencement Date shall be the later of: (x) the Specified Commencement Date in respect of the RFO Premises as set forth in Landlord's Notice, or (y) the date that Landlord delivers the RFO Premises to Tenant.

            (2)   Yearly Rent

          The Yearly Rent rental rate in respect of the RFO Premises shall be based upon the Offered Yearly Rent set forth in Landlord's Notice with respect to the RFO Premises.

            (3)   Condition of RFO Premises

          Tenant shall take the RFO Premises "as is" in its then (i.e. as of the date of premises delivery) state of construction, finish, and decoration, without any obligation on the part of Landlord to construct or prepare the RFO Premises for Tenant's occupancy and with no obligation on the part of Landlord to provide any Landlord Contribution to Tenant on account of Tenant's demise of the RFO Premises.

          D.    Execution of Lease Amendments

          Notwithstanding the fact that Tenant's exercise of the above described option to lease the RFO Premises shall be self executing, as aforesaid, the parties hereby agree promptly to execute a lease amendment reflecting the addition of the RFO Premises. The execution of such lease amendment shall not be deemed to waive any of the conditions to Tenant's exercise of the herein option to lease the RFO Premises, unless otherwise specifically provided in such lease amendment.

        29.17    Termination of Existing Lease    A.    Reference is made the fact that Tenant is leasing an area ("Existing Premises") located on the lower level of Building 200, One Kendall Square, Cambridge Massachusetts from Landlord pursuant to a Lease Agreement executed by Landlord on February 24, 2004, as amended by a First Amendment to Lease Agreement dated June 22, 2005 (collectively the "Existing Lease"). The term of the Existing Lease expires as of March 31, 2006.

        B.    The parties hereto hereby agree that the term of the Existing Lease shall terminate as of the day ("Effective Termination Date") immediately preceding the Term Commencement Date under this

Lease. Rent and other charges payable under the Existing Lease shall be apportioned as of the Effective Termination Date; provided, however, if Landlord's Work is not in fact substantially complete on the Term Commencement Date, but the Term Commencement Date has occurred (i.e., because of Tenant Delay), then the Effective Termination Date shall be the earlier of: (x) the date that Landlord's Work is, in fact, substantially complete, or (y) the date ninety (90) days after the Term Commencement Date. Tenant shall, on or before the Effective Termination Date, vacate the Existing Premises and deliver the Existing Premises to Landlord in the condition in which Tenant is required, pursuant to the provisions of this Lease, to deliver the Existing Premises to Landlord upon the expiration of the term of the Existing Lease. Without limiting the foregoing, Tenant shall deliver the Existing Premises to Landlord in existing (i.e. as of the Execution Date of this Lease) condition, reasonable wear and tear, fire and other casualty excepted, and Tenant shall comply with its obligations under Section 25F of the Existing Lease, provided, however, that in lieu of satisfying the requirements of Section 25F(1) of this Lease, Tenant may deliver to Landlord, on or before the termination of the term of the Lease a certification from Tenant and its Chief Operating Officer certifying that Tenant has (and requires) no federal or state license for use of radioactive materials in the premises.

        C.    If the Effective Termination Date occurs after March 31, 2006, then the parties hereby agree that the term of the Existing Lease shall be extended for an additional period of time commencing as of April 1, 2006 and expiring as of the Effective Termination Date. Said additional term shall be upon all of the same terms and conditions of the Existing Lease as were in effect immediately preceding the commencement of such additional term, except that Tenant shall have no right to further extend the term of the Existing Lease.

        IN WITNESS WHEREOF the parties hereto have executed this Indenture of Lease in multiple copies, each to be considered an original hereof, as a sealed instrument on the day and year noted in Exhibit 1 as the Execution Date.

LANDLORD:						TENANT:
ONE KENDALL SQUARE ASSOCIATES, LLC, a Delaware limited liability company						HELICOS BIOSCIENCES CORPORATION
By:	One Kendall Square Mezzanine, LLC, its sole member
	By:	One Kendall Square Investors, LLC its sole member
		By:	Lincoln-One Kendall Square, LLC its administrative member
			By:	/s/ W. FRANK COFER		By:	/s/ STANLEY N. LAPIDUS
				Name:	W. Frank Cofer	(Name) (Title)
				Title:	VICE PRESIDENT	Hereunto Duly Authorized Stanley N. Lapidus President & CEO

        IF TENANT IS A CORPORATION, A SECRETARY'S OR CLERK'S CERTIFICATE OF THE AUTHORITY AND THE INCUMBENCY OF THE PERSON SIGNING ON BEHALF OF TENANT SHOULD BE ATTACHED.

        COMMONWEALTH, Massachusetts

        COUNTY OF Middlesex

        On the Execution Date stated in Exhibit 1, the person above signing this Lease for and on behalf of the Tenant, to me personally known, did sign and execute this Lease and, being by me duly sworn, did depose and say that he is the officer of the above named Tenant, as noted, and that he signed his name hereto by order of the Board of Directors of said Tenant:

CAROL JUDITH VENITT	/s/ CAROL JUDITH VENITT
Notary Public, Massachusetts	Notary Public
My Commission Expires November 12, 2010	My Commission Expires:	November 12, 2010

        COMMONWEALTH OF VIRGINIA

        COUNTY OF ARLINGTON

        On the Execution Date stated in Exhibit 1, the person above signing this Lease for and on behalf of Landlord to me personally known, did sign and execute this Lease and, being by me duly sworn, did depose and say that he is the duly authorized representative of Landlord:

/s/ ILLEGIBLE
Notary Public
My Commission Expires:
My Commission Expires January 31, 2009

HELICOS BIOSCIENCES CORPORATION

Officer's Certificate

        I, Eric G. Ouellette, hereby certify that I am the duly elected, qualified and acting Treasurer of Helicos BioSciences Corporation, a duly organized and existing Delaware corporation (the "Corporation"), and that, as such, I am authorized to execute this certificate on behalf of the Corporation. I hereby further certify that Stanley N. Lapidus is the duly elected, qualified and acting President and Chief Executive Officer of the Corporation and that his signature appearing below is his own true, genuine signature:

Name	Office	Signature
Stanley N. Lapidus	President and Chief Executive Officer	/s/ STANLEY N. LAPIDUS

        IN WITNESS WHEREOF, I have hereunto signed my name as of the 30th day of December, 2005.

/s/ ERIC G. OUELLETTE Eric G. Ouellette Treasurer

One Kendall Square, Building 200, Cambridge, MA 02139 Tel: 617.551.4750 Fax: 617.551.4751

EXIBIT 2

LEASE PLAN

[MAP]

EXHIBIT 3

COMPLEX

[MAP]

EXHIBIT 4

TENANT IMPROVEMENT WORK

[MAP]

EXHIBIT 5

LANDLORD'S BASE BUILDING WORK

1.
REMOVE AND REPLACE FIVE FAILED HEAT PUMP UNITS

2.
REMOVE AND REPLACE TWO FAILED EXHAUST FANS

3.
REPAIR SIX EXISTING EXHAUST FANS

4.
RECONNECT EXISTING REFRIGERATION PIPING TO EXISTING COLD ROOM AND RECHARGE SYSTEM

5.
REPAIR BOILERS AND CIRCULATING PUMPS

6.
REPAIR MAKE UP AIR UNITS

7.
REPAIR EXISTING HEAT PUMP UNITS

EXHIBIT 6

RFO PREMISES

[MAP]

EXHIBIT 7

FORM OF LETTER OF CREDIT

IRREVOCABLE STANDBY LETTER OF CREDIT NUMBER S

ISSUING BANK: CITIZENS BANK OF MASSACHUSETTS INTERNATIONAL DEPARTMENT 20 CABOT ROAD, M/S MMF470 MEDFORD, MA 02155 U.S.A.
PLACE AND DATE OF ISSUE:	PLACE AND DATE OF EXPIRY:
MEDFORD, MA	AT OUR COUNTERS
DECEMBER XX, 2005	DECEMBER XX, 2006
BENEFICIARY: ONE KENDALL SQUARE ASSOCIATES, LLC C/O LINCOLN PROPERTY COMPANY 101 ARCH STREET BOSTON, MA 02110
APPLICANT: HELICOS BIOSCIENCES CORPORATION ONE KENDALL SQ., BUILDING 200 CAMBRIDGE, MA 02139
UP TO AN AGGREGATE AMOUNT THEREOF: USD 450,417.00
PARTIAL DRAWINGS: PERMITTED
CREDIT AVAILABLE WITH: CITIZENS BANK OF MASSACHUSETTS INTERNATIONAL DEPARTMENT 20 CABOT ROAD, M/S MMF470 MEDFORD, MA 02155 U.S.A.
AGAINST PRESENTATION OF DOCUMENTS AS DETAILED HEREIN.
DRAFTS: AT SIGHT
DRAWN ON: CITIZENS BANK OF MASSACHUSETTS
DRAFTS MUST BE ACCOMPANIED BY: WE HEREBY ESTABLISH OUR IRREVOCABLE LETTER OF CREDIT IN YOUR FAVOR FOR ACCOUNT OF THE APPLICANT UP TO AN AGGREGATE AMOUNT NOT TO

        EXCEED USD 450,417.00 (FOUR HUNDRED FIFTY THOUSAND FOUR HUNDRED SEVENTEEN AND 00/100 U.S. DOLLARS AVAILABLE BY YOUR DRAFT(S) DRAWN ON OURSELVES AT SIGHT ACCOMPANIED BY:

        THE ORIGINAL OF THIS IRREVOCABLE STANDBY LETTER OF CREDIT AND ALL AMENDMENT(S) THERETO, IF ANY. IN THE EVENT OF A PARTIAL DRAWING THE AMOUNT WILL BE ENDORSED ON THE LETTER OF CREDIT AND THE ORIGINAL WILL BE RETURNED TO YOU VIA OVERNIGHT COURIER SERVICE.

        YOUR STATEMENT, SIGNED BY A PURPORTEDLY AUTHORIZED OFFICER/OFFICIAL CERTIFYING THAT THE BENEFICIARY IS ENTITLED TO DRAW UPON THIS LETTER OF CREDIT (IN THE AMOUNT OF THE DRAFT SUBMITTED HEREWITH) PURSUANT TO THE LEASE (THE "LEASE") DATED          2005 BY AND BETWEEN ONE KENDALL SQUARE ASSOCIATES, LLC, AS LANDLORD, AND HELICOS BIOSCIENCES CORPORATION, AS TENANT.

        THIS LETTER OF CREDIT IS TRANSFERABLE AND MAY BE TRANSFERRED IN ITS ENTIRETY ONE OR MORE TIMES, TO ANY TRANSFEREE AND SUCH TRANSFER IS TO BE EFFECTED BY US UPON RECEIPT OF OUR STANDARD TRANSFER FORM, ATTACHED HERETO, ALONG WITH THE ORIGINAL LETTER OF CREDIT WITH AMENDMENTS. OUR TRANSFER FEE IN EFFECT AT TIME OF TRANSFER WILL BE PAID BY THE APPLICANT.

        IN THE EVENT THIS LETTER OF CREDIT IS TRANSFERRED DRAWINGS MUST BE EXECUTED BY THE TRANSFEREE AS BENEFICIARY.

        THIS LETTER OF CREDIT SHALL EXPIRE AT OUR OFFICE ON DECEMBER XX, 2006 (THE "STATED EXPIRATION DATE"). IT IS A CONDITION OF THIS LETTER OF CREDIT THAT THE STATED EXPIRATION DATE SHALL BE DEEMED AUTOMATICALLY EXTENDED WITHOUT AMENDMENT FOR SUCCESSIVE ONE (1) YEAR PERIODS FROM SUCH STATED EXPIRATION DATE BUT NOT LATER THAN NOVEMBER 1, 2009, UNLESS FURTHER EXTENDED AS PROVIDED BELOW, UNLESS AT LEAST FORTY-FIVE (45) DAYS PRIOR TO SUCH STATED EXPIRATION DATE) OR ANY ANNIVERSARY THEREOF) WE SHALL NOTIFY YOU AND THE ACCOUNTEE/APPLICANT IN WRITING BY OVERNIGHT COURIER SERVICE OR REGISTERED MAIL (RETURN RECEIPT) THAT WE ELECT NOT TO CONSIDER THIS LETTER OF CREDIT EXTENDED FOR ANY SUCH ADDITIONAL ONE (1) YEAR PERIOD. IN ADDITION TO THE FOREGOING, WE UNDERSTAND AND AGREE THAT YOU SHALL BE ENTITLED TO DRAW UPON THIS LETTER OF CREDIT AS SET FORTH ABOVE IN THE EVENT THAT WE ELECT NOT TO RENEW THIS LETTER OF CREDIT AND, IN ADDITION, YOU PROVIDE US WITH A DATED STATEMENT PURPORTEDLY SIGNED BY ONE OF THE BENEFICIARY'S OFFICERS STATING THAT THE APPLICANT HAS FAILED TO PROVIDE YOU WITH AN ACCEPTABLE SUBSTITUTE IRREVOCABLE STANDBY LETTER OF CREDIT IN ACCORDANCE WITH THE TERMS OF THE ABOVE-REFERENCED LEASE.

        IT IS A CONDITION OF THIS LETTER OF CREDIT THAT THE LATEST EXPIRATION DATE WILL BE EXTENDED TO NOVEMBER 1, 2012 UPON OUR RECEIPT OF A SIGNED STATEMENT FROM HELICOS BIOSCIENCES CORPORATION STATING: "WE HAVE EXERCISED OUR EXTENSION OPTION PURSUANT TO THE TERMS OF OUR LEASE WITH ONE KENDALL SQUARE ASSOCIATES, LLC."

        WE EXPRESSLY AGREE AND ACKNOWLEDGE THAT WE SHALL NOT REFUSE TO PAY ON ANY DRAW PERMITTED UNDER THIS LETTER OF CREDIT IN THE EVENT THAT THE ACCOUNTEE/APPLICANT OPPOSES, CONTESTS OR OTHERWISE ATTEMPTS TO INTERFERE WITH ANY ATTEMPT BY LANDLORD TO DRAW DOWN FROM SAID LETTER OF CREDIT.

        DRAFTS DRAWN HEREUNDER MUST BE MARKED "DRAWN UNDER CITIZENS BANK OF MASSACHUSETTS, LETTER OF CREDIT NO. S903XXX, DATED DECEMBER XX, 2005."

        WE HEREBY ENGAGE WITH YOU THAT ALL DRAFT(S) ACCOMPANIED BY DOCUMENTS DRAWN UNDER AND IN COMPLIANCE WITH THE TERMS OF THIS CREDIT WILL BE DULY HONORED UPON PRESENTATION.

        WE WILL DEDUCT FROM THE BENEFICIARY A FEE OF $50.00 BEING DISCREPANCY/RE-EXAMINATION FEE FOR EACH SET OF DISCREPANT DOCUMENTS.

        EXCEPT AS OTHERWISE EXPRESSLY STATED HEREIN, THIS CREDIT IS SUBJECT TO THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS, 1993 REVISION, INTERNATIONAL CHAMBER OF COMMERCE, PUBLICATION NO. 500.

DRAFT LANGUAGE APPROVED	DATE:
BY: HELICOS BIOSCIENCES CORPORATION
AUTHORIZED SIGNATURE	AUTHORIZED SIGNATURE

EXHIBIT 8
FORM OF NONDISTURBANCE AGREEMENT

        LOAN NO: 50-9850039

SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT

        This Subordination, Non-Disturbance and Attornment Agreement (the "Agreement") is dated as of the            day of                        , 2005, between LaSalle Bank National Association, as Trustee for the benefit of the Holders of Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2004-WHALE 4 ("Lender"), and Helicos Biosciences Corporation, a Delaware corporation ("Tenant").

RECITALS

        A.    Tenant is the tenant under a certain lease (the "Lease") dated                     , 2005, with One Kendall Square Associates, LLC, a Delaware limited liability company ("Landlord"), of premises described in the Lease (the "Premises") located in a certain building known as Building No. 600/650/700 in One Kendall Square in the City of Cambridge, Middlesex County, Commonwealth of Massachusetts and more particularly described in Exhibit A attached hereto and made a part hereof (such building, including the Premises, is hereinafter referred to as the "Property").

        B.    This Agreement is being entered into in connection with a mortgage loan (the "Loan") made by Lender (or its predecessor in interest) to Landlord, secured by, among other things: (a) a first mortgage, deed of trust or deed to secure debt on and of the Property (the "Mortgage") recorded with the registry or clerk of the county in which the Property is located; and (b) a first assignment of leases and rents on the Property (the "Assignment of Leases and Rents") recorded with the registry or clerk of the county in which the Property is located. The Mortgage and the Assignment of Leases and Rents are hereinafter collectively referred to as the "Security Documents".

        C.    Tenant acknowledges that Lender will rely on this Agreement in connection with the Loan to Landlord.

AGREEMENT

        For mutual consideration, including the mutual covenants and agreements set forth below, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

        1.     Tenant agrees that the Lease is and shall be subject and subordinate to the Security Documents and to all present or future advances under the obligations secured thereby and all renewals, amendments, modifications, consolidations, replacements and extensions of the secured obligations and the Security Documents, to the full extent of all amounts secured by the Security Documents from time to time. Said subordination is to have the same force and effect as if the Security Documents and such renewals, modifications, consolidations, replacements and extensions thereof had been executed, acknowledged, delivered and recorded prior to the Lease, any amendments or modifications thereof and any notice thereof.

        2.     Lender agrees that, if the Lender exercises any of its rights under the Security Documents, including an entry by Lender pursuant to the Mortgage or a foreclosure of the Mortgage, Lender shall not disturb Tenant's right of quiet possession of the Premises under the terms of the Lease so long as Tenant is not in default beyond any applicable grace period of any term, covenant or condition of the Lease.

        3.     Tenant agrees that, in the event of a foreclosure of the Mortgage by Lender or the acceptance of a deed in lieu of foreclosure by Lender or any other succession of Lender to fee ownership, Tenant will attorn to and recognize Lender as its landlord under the Lease for the remainder of the term of the Lease (including all extension periods which have been or are hereafter exercised) upon the same terms and conditions as are set forth in the Lease, and Tenant hereby agrees to pay and perform all of the obligations of Tenant pursuant to the Lease.

        4.     Tenant agrees that, in the event Lender succeeds to the interest of Landlord under the Lease, Lender shall not be:

          (a)   liable for any act or omission of any prior Landlord (including, without limitation, the then defaulting Landlord), or

          (b)   subject to any defense or offsets which Tenant may have against any prior Landlord (including, without limitation, the then defaulting Landlord), or

          (c)   bound by any payment of rent or additional rent which Tenant might have paid for more than one month in advance of the due date under the Lease to any prior Landlord (including, without limitation, the then defaulting Landlord), or

          (d)   bound by any obligation to make any payment to Tenant which was required to be made prior to the time Lender succeeded to any prior Landlord's interest, or

          (e)   accountable for any monies deposited with any prior Landlord (including security deposits or any first month's rent deposit), except to the extent such monies are actually received by Lender, or

          (f)    bound by any surrender, termination, amendment or modification of the Lease made without the consent of Lender.

        5.     Tenant agrees that, notwithstanding any provision hereof to the contrary, the terms of the Mortgage shall continue to govern with respect to the disposition of any insurance proceeds or eminent domain awards, and any obligations of Landlord to restore the real estate of which the Premises are a part shall, insofar as they apply to Lender, be limited to insurance proceeds or eminent domain awards received by Lender after the deduction of all costs and expenses incurred in obtaining such proceeds or awards.

        6.     Tenant hereby agrees to give to Lender copies of all notices of Landlord default(s) under the Lease in the same manner as, and whenever, Tenant shall give any such notice of default to Landlord, and no such notice of default shall be deemed given to Landlord unless and until a copy of such notice shall have been so delivered to Lender. Lender shall have the right to remedy any Landlord default under the Lease, or to cause any default of Landlord under the Lease to be remedied, and for such purpose Tenant hereby grants Lender such additional period of time as may be reasonable to enable Lender to remedy, or cause to be remedied, any such default in addition to the period given to Landlord for remedying, or causing to be remedied, any such default. Tenant shall accept performance by Lender of any term, covenant, condition or agreement to be performed by Landlord under the Lease with the same force and effect as though performed by Landlord. Notwithstanding anything contained in this Agreement or in the Lease to the contrary, Tenant shall not terminate (or seek to terminate) the Lease or abate (or seek to abate) rent under the Lease as a result of a Landlord default under the Lease (i) as long as Lender, in good faith, shall have commenced to cure such default within the above referenced time period and shall be prosecuting the same to completion with reasonable diligence, subject to force majeure, or (ii) if possession of the Premises is required in order to cure such default, or if such default is not susceptible of being cured by Lender, as long as Lender, in good faith, shall have notified Tenant that Lender intends to institute proceedings under the Security Documents, and, thereafter, as long as such proceedings shall have been instituted and shall be prosecuted with reasonable diligence. In the event of the termination of the Lease by reason of any default thereunder by Landlord, upon Lender's written request, given within thirty (30) days after any such termination, Tenant, within fifteen (15) days after receipt of such request, shall execute and deliver to Lender or its designee or nominee a new lease of the Premises for the remainder of the term of the Lease upon all of the terms, covenants and conditions of the Lease. Lender shall have the right, without Tenant's consent, to foreclose the Mortgage or to accept a deed in lieu of foreclosure of the Mortgage or to exercise any other remedies under the Security Documents.

        7.     Tenant hereby consents to the Assignment of Leases and Rents from Landlord to Lender in connection with the Loan. Tenant acknowledges that the interest of the Landlord under the Lease is to be assigned to Lender solely as security for the purposes specified in said assignments, and Lender shall have no duty, liability or obligation whatsoever under the Lease or any extension or renewal thereof, either by virtue of said assignments or by any subsequent receipt or collection of rents thereunder, unless Lender shall specifically undertake such liability in writing or unless Lender or its designee or nominee becomes, and then only with respect to periods in which Lender or its designee or nominee becomes, the fee owner of the Premises. Tenant agrees that upon receipt of a written notice from Lender of a default by Landlord under the Loan, Tenant will thereafter, if requested by Lender, pay rent to Lender in accordance with the terms of the Lease, and any payment so made to Lender shall be credited against Tenant's obligations under the Lease.

        8.     So long as the Mortgage is encumbering all or any portion of the Property, the Lease shall not be assigned by Tenant, modified, amended or terminated (except for an assignment or a termination that is permitted in the Lease without Landlord's consent) without Lender's prior written consent in each instance; provided, however, if at any time the "Lender" is no longer the named Lender herein, then Tenant shall not be required to obtain Lender's consent pursuant to this Section 8 until Tenant is notified of the name of the successor Lender.

        9.     Any notice, election, communication, request or other document or demand required or permitted under this Agreement shall be in writing and shall be deemed delivered on the earlier to occur of (a) receipt or (b) the date of delivery, refusal or nondelivery indicated on the return receipt, if deposited in a United States Postal Service Depository, postage prepaid, sent certified or registered mail, return receipt requested, or if sent via a recognized commercial courier service providing for a receipt, addressed to Tenant or Lender, as the case may be, at the following addresses:

    If to Tenant:

    Helicos Biosciences Corporation
    Building 200, One Kendall Square
    Cambridge, Massachusetts 02139

    If to Lender:

    Wachovia Bank, National Association
    NC 1075
    8739 Research Drive URP4
    Charlotte, North Carolina 28288-1075
    Attention: Commercial Real Estate Services

    With a copy to:

    Jonathan W. Dion, Esq.
    Parker Poe Adams & Bernstein, L.L.P.
    Three Wachovia Center
    401 South Tryon Street
    Suite 3000
    Charlotte, NC 28202

        10.   The term "Lender" as used herein includes any successor or assign of the named Lender herein, including without limitation, any co-lender at the time of making the Loan, any purchaser at a foreclosure sale and any transferee pursuant to a deed in lieu of foreclosure, and their successors and assigns, and the terms "Tenant" and "Landlord" as used herein include any successor and assign of the named Tenant and Landlord herein, respectively; provided, however, that such reference to Tenant's or Landlord's successors and assigns shall not be construed as Lender's consent to any assignment or other transfer by Tenant or Landlord.

        11.   If any provision of this Agreement is held to be invalid or unenforceable by a court of competent jurisdiction, such provision shall be deemed modified to the extent necessary to be enforceable, or if such modification is not practicable, such provision shall be deemed deleted from this Agreement, and the other provisions of this Agreement shall remain in full force and effect, and shall be liberally construed in favor of Lender.

        12.   Neither this Agreement nor any of the terms hereof may be terminated, amended, supplemented, waived or modified orally, but only by an instrument in writing executed by the party against which enforcement of the termination, amendment, supplement, waiver or modification is sought.

        This Agreement shall be construed in accordance with the laws of the state of in which the Property is located.

        The person executing this Agreement on behalf of Tenant is authorized by Tenant to do so and execution hereof is the binding act of Tenant enforceable against Tenant.

[Signature Pages Follow]

        Witness the execution hereof as of the date first above written.

LENDER: LaSalle Bank National Association, as Trustee for the benefit of the Holders of Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2004-WHALE 4
By:	Wachovia Bank, National Association, solely in its capacity as Servicer pursuant to that certain Pooling and Servicing Agreement dated as of September 4, 2004
By:
Name:
Title:
TENANT: Helicos Biosciences Corporation, a Delaware corporation
By:	Name: Title:

        The undersigned Landlord hereby consents to the foregoing Agreement and confirms the facts stated in the foregoing Agreement.

LANDLORD	One Kendall Square Associates, LLC, Delaware limited liability company
	By:	One Kendall Square Mezzanine, LLC, its sole member
		By:	One Kendall Square Investors, LLC, its sole member
			By:	Lincoln-One Kendall Square, LLC, its administrative member
				By:	Name: Title:

STATE OF NORTH CAROLINA	)
	)	SS.
COUNTY OF MECKLENBURG	)

        On                     , 2005, personally appeared the above named                                                 , a                        of Wachovia Bank, National Association, solely in its capacity as Servicer, and acknowledged the foregoing to be the free act and deed of said association, before me.

Notary Public
My commission expires:
STATE OF	)
	)	SS:
COUNTY OF	)

        On                     , 2005, personally appeared the above named                                                 , the                        of Helicos Biosciences Corporation, a Delaware corporation, and acknowledged the foregoing to be the free act and deed of said corporation, before me.

Notary Public
My commission expires:
STATE OF	)
	)	SS:
COUNTY OF	)

        On                     , 2005, personally appeared the above named                                                 , the                        of One Kendall Square Associates, LLC, and acknowledged the foregoing to be the free act and deed of said limited liability company, before me.

Notary Public
My commission expires:

Building No. 600/650/700, One Kendall Square
Cambridge, Massachusetts
(the "Building")

FIRST AMENDMENT

March 23, 2006

	LANDLORD:	One Kendall Square Associates, LLC, a Delaware limited liability company
	TENANT:	Helicos Biosciences Corporation, a Delaware corporation
	EXISTING PREMISES:	An area on the third (3rd) floor of the Building, containing 27,298 square feet of Total Rentable Area, substantially as shown on Lease Plan, Exhibit 2, attached to the Lease
ORIGINAL LEASE DATA	DATE OF LEASE:	December 30, 2005
	PREVIOUS LEASE AMENDMENTS:	None
TEMPORARY PREMISES:
An area on the first (1st) floor of the Building, containing 6,332 square feet of Total Rentable Area, substantially as shown on Exhibit A, First Amendment, a copy of which is attached hereto and incorporated by reference herein

        WHEREAS, Tenant desires to lease premises (to wit, the Temporary Premises) in the Building from Landlord on a temporary basis prior to the Term Commencement Date of the above-referenced Lease;

        NOW THEREFORE, the above-described lease (the "Lease") is hereby amended as follows:

1.
DEMISE OF THE TEMPORARY PREMISES

        Landlord hereby hires and leases to Tenant, and Tenant hires and takes from Landlord, the Temporary Premises: Said demise of the Temporary Premises shall be upon all of the same terms and conditions of the Lease, except as follows:

        A.    The Term Commencement Date in respect of the Temporary Premises ("Temporary Premises Term Commencement Date") shall be April 1, 2006:

        B.    The Rent Commencement Date in respect of the Temporary Premises shall be April 1, 2006:

        C.    The termination date in respect of the Temporary Premises (the "Temporary Premises Termination Date") shall be the date which is fourteen (14) days after the Term Commencement Date in respect of the Lease. The Monthly Payment of the Yearly Rent for the final month of occupancy of the Temporary Premises shall be pro rata with respect to such month if such termination date does not fall on the last day of such month:

        D.    The Monthly Payment of Yearly Rent in respect of the Temporary Premises shall be Ten Thousand and 00/100 ($10,000.00) Dollars.

        E.    Tenant shall have no obligation to pay Building Operating Costs, Common Area Operating Costs or Taxes in respect of the Temporary Premises.

        F.     The consumption of electricity in the Temporary Premises will be measured by a separate meter currently existing in the Temporary Premises and shall be paid for by Tenant in accordance with Article 8:1 of the Lease.

        G.    Tenant shall have no additional parking rights in respect of the Temporary Premises.

        H.    Tenant shall have no obligation to provide any additional security deposit or Letter of Credit in connection with its demise of the Temporary Premises. However, the initial $450,417.00 Letter of Credit being held by Landlord pursuant to Article 29.13 of the Lease shall secure Tenant's obligations under the Lease, as amended by this First Amendment; provided, however, that the date as of which the Security Deposit/Letter of Credit may be reduced pursuant to either Article 29.13A or 29.13G of the Lease, as the case may be, shall be the first (1st) anniversary of the Rent Commencement Date of the Existing Premises (and not the Rent Commencement Date of the Temporary Premises).

        I.     Tenant's only signage rights in respect of the Temporary Premises shall be to install a Building standard tenant identification sign at the entrance door of the Temporary Premises.

        J:     In the event that any of the provisions of the Lease are inconsistent with this Amendment or the state of facts contemplated hereby, the provisions of this Amendment shall control:

        2.     CONDITION OF TEMPORARY PREMISES

        Tenant shall lease the Temporary Premises "as-is", in the condition in which the Temporary Premises are in as of the Temporary Premises Term Commencement Date, without any obligation on the part of Landlord to prepare or construct the Temporary Premises for Tenant's occupancy, without any obligation on the part of Landlord to provide any allowance or contribution to Tenant on account of the Temporary Premises, and without any representation by Landlord as to the condition of the Temporary Premises or the Building: Tenant may, at Tenant's sole cost and expense, install new carpeting in the Temporary Premises.

        3.     INAPPLICABLE LEASE PROVISIONS

        Articles 4, the last two (2) sentences of Article 8:4, Article 8.6(b), Article 9, the second (2d) sentence of Article 17:4 and Articles 29:14, 29:15 and 29.16 of the Lease and Exhibits 4, 5 and 6 to the Lease shall have no applicability in respect of the Temporary Premises.

        4.     As hereby amended, the Lease is ratified, confirmed and approved in all respects.

        EXECUTED under seal as of the date first above-written.

LANDLORD: ONE KENDALL SQUARE ASSOCIATES, LLC, a Delaware limited liability company						TENANT: HELICOS BIOSCIENCES CORPORATION
By:	One Kendall Square Mezzanine, LLC, its sole member
	By:	One Kendall Square Investors, LLC its sole member
		By:	Lincoln-One Kendall Square, LLC its administrative member
			By:	/s/ W. FRANK COFER		By:	/s/ STANLEY H. LAPIDUS
				Name:	W. Frank Cofer		Name:	Stanley H. Lapidus
				Title:	VICE PRESIDENT		Title:	PRESIDENT and CEO
Date Signed: March 28, 2006						Date Signed: March 23, 2006

or otherwise disposed of in such manner as Landlord may see fit. If any part thereof shall be sold, that Landlord may receive and retain the proceeds of such sale and apply the same, at its option, against the expenses of the sale, the cost of moving and storage, any arrears of Yearly Rent, additional or other charges payable hereunder by Tenant to Landlord and any damages to which Landlord may be entitled under Article 21 hereof or pursuant to law.

        If Tenant or anyone claiming under Tenant shall remain in possession of the premises or any part thereof after the expiration or prior termination of the term of this Lease without any agreement in writing between Landlord and Tenant with respect thereto, then, prior to the acceptance of any payments for rent or use and occupancy by Landlord, the person remaining in possession shall be deemed a tenant-at-sufferance. Whereas the parties hereby acknowledge that Landlord may need the premises after the expiration or prior termination of the term of the Lease for other tenants and that the damages which Landlord may suffer as the result of Tenant's holding-over cannot be determined as of the Execution Date hereof, in the event that Tenant so holds over, Tenant shall pay to Landlord in addition to all rental and other charges due and accrued under the Lease prior to the date of termination, charges (based upon fair market rental value of the premises) for use and occupation of the premises thereafter and, in addition to such sums and any and all other rights and remedies which Landlord may have at law or in equity, an additional use and occupancy charge in the amount of fifty percent (50%) of either the Yearly Rent and other charges calculated (on a daily basis) at the highest rate payable under the terms of this Lease, but measured from the day on which Tenant's hold-over commenced and terminating on the day on which Tenant vacates the premises or the fair market value of the premises for such period, whichever is greater. In addition, Tenant shall save Landlord, its agents and employees, harmless and will exonerate, defend and indemnify Landlord, its agents and employees, from and against any and all damages which Landlord may suffer on account of Tenant's hold-over in the premises for more than sixty (60) days after the expiration or prior termination of the term of the Lease.

SECOND AMENDMENT TO LEASE

        THIS SECOND AMENDMENT OF LEASES (the "Second Amendment") is made this            day of                        , 2007, by and between RB KENDALL FEE, LLC ("Landlord") and HELICOS BIOSCIENCES CORPORATION, having a mailing address at One Kendall Square, Building 200, Cambridge, Massachusetts 02139 ("Tenant").

R E C I T A L S:

        Reference is made to the following:

        A.    One Kendall Square Associates, LLC, predecessor-in-interest to Landlord, and Tenant entered into a lease dated as of December 30, 2005, as amended by First Amendment dated March 23, 2006 (as same has been amended, the "Lease") demising 27,298 rentable square feet of space (the "Existing Premises") located in Building 600/650/700 in One Kendall Square, Cambridge, Massachusetts (the "Complex"). Capitalized terms used but not defined herein shall have the same meaning as in the Lease.

        B.    Landlord and Tenant are the current holders, respectively, of the lessor's and lessee's interests in the Lease.

        C.    Landlord and Tenant want to expand the demised premises to include additional space within Building 200 in the Complex and to further revise the Lease as set forth in this Second Amendment.

        E. Landlord and Tenant now desire to amend the Lease as set forth herein.

A G R E E M E N T S:

        NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree to amend the Lease as follows:

        1.    Additional Premises.    On the later of (i) the date Landlord completes Landlord's Additional Premises Work and delivers the Additional Premises, both as hereinafter defined, to Tenant or (ii) that day after the lease of MIVA Systems, Inc., the current tenant occupying a portion of the Additional Premises, terminates (such later date being the "Additional Premises Term Commencement Date"), the Premises demised under the Lease shall include an area on the second floor of Building 200 in the Complex containing approximately 10,144 rentable square feet of space as shown crosshatched on the plan attached hereto as Exhibit A (the "Additional Premises"). Tenant agrees that it is taking the Additional Premises "as-is", in the condition in which the Additional Premises is in as of the date hereof, without any obligation on the part of Landlord to prepare or construct the Additional Premises for Tenant's occupancy, except as otherwise expressly set forth herein, and without any warranty or representation by Landlord as to the condition of the Additional Premises or its fitness for any use or purpose. The Additional Premises shall be used for general office purposes only and for no other purpose. The term of the Lease with respect to the Additional Premises shall commence on the Additional Premises Term Commencement Date and end at 11:59 p.m. on the last day of the thirty-sixth (36th) complete month thereafter (the "Additional Premises Term"). Commencing on the Additional Premises Term Commencement Date, the term Building, as described in the Lease, shall be deemed to include Building 200 in the Complex. Except as otherwise set forth herein, Tenant's rights and obligations with regard to the Additional Premises shall be governed by the terms of the Lease.

        2.    Landlord's Additional Premises Work.    Landlord agrees, at its cost, to remove the demising walls that separate the Additional Premises as of the date of this Second Amendment and to install electrical outlets in the Additional Premises in the amount and locations as shown generally on Exhibit B attached hereto (the "Landlord's Additional Premises Work"). Subject to delays beyond the reasonable control of Landlord or caused by the action or inaction of Tenant, Landlord shall use reasonable speed and diligence to complete Landlord's Additional Premises Work no later than March 15, 2007 (the "Completion Date"). The failure to have the Landlord's Additional Premises

Work completed by the Completion Date shall in no way affect the validity of this Second Amendment or the obligations of Tenant hereunder nor shall the same be construed in any way to extend the Additional Premises Term. If the Landlord's Additional Premises Work is not completed by the Completion Date, Tenant shall have no claim against Landlord and Landlord shall have no liability to Tenant by reason thereof. Tenant agrees to provide Landlord and its contractors with ready access to the Additional Premises to complete the Landlord's Additional Premises Work.

        3.    Tenant's Work and Landlord's Contribution.    With the exception of the Landlord's Additional Premises Work, Tenant shall be responsible for all leasehold improvement work necessary to prepare the Additional Premises for occupancy by Tenant (the "Tenant's Work"). Tenant's Work shall be subject to Landlord's approval of plans for said work and shall otherwise be subject to the provisions of the Lease, including, without limitation, Sections 12 and 13 of the Lease. As an inducement to Tenant entering into this Second Amendment, and subject to the terms and conditions set forth herein Landlord shall pay to Tenant for reimbursement of costs in connection with Tenant's Work, including, without limitation, furniture costs, up to a maximum amount of $50,720.00 (the "Landlord's Contribution"). Tenant shall have the right to obtain payment of the Landlord's Contribution at any time after the Additional Premises Term Commencement Date, and provided Tenant has occupied the Additional Premises for the permitted use, by submitting to Landlord (i) a detailed statement, including third party invoices and other documentation reasonably requested by Landlord evidencing the total cost of, and payment for Tenant's Work, and (ii) all lien waivers relating to items, services and work performed in connection with all phases or portions of Tenant's Work (collectively, "Tenant's Statement"). Landlord shall have the right, upon reasonable advance notice to Tenant, to inspect Tenant's books and records relating to Tenant's Statement in order to verify the amount thereof. Landlord shall reimburse Tenant, up to the Landlord's Contribution, within thirty (30) days of the date of Tenant's submission to Landlord of Tenant's Statement. Notwithstanding anything to the contrary contained in the Lease: (i) Landlord's obligation to pay Landlord's Contribution shall be conditioned upon there existing no default by Tenant in its obligations under the Lease at the time that Landlord would be required to make such payment; and (ii) Landlord shall have no obligation to advance any funds or pay any amounts on account of Tenant's Work in excess of Landlord's Contribution

        4.    Yearly Rent and Electricity Charges for the Additional Premises.    Commencing on the Additional Premises Term Commencement Date, and throughout the Additional Premises Term, the Yearly Rent in respect of the Additional Premises shall be as follows:

Period	Yearly Rent	Monthly Rent	Rent Per Square Foot
Additional Premises Term Commencement Date through the end of twelfth (12th) complete month following the Additional Premises Term Commencement Date	$202,880.00	$16,906.67	$20.00
Month 13 through Month 24	$207,952.00	$17,329.33	$20.50
Month 25 through Month 36	$213,024.00	$17,752.00	$21.00

        The Additional Premises rent shall be payable in accordance with the terms of the Lease and, during the term of the Existing Premises, is in addition to the rent payable by Tenant for the Existing Premises. Commencing on the Additional Premises Term Commencement Date and continuing throughout the term of the Lease with respect to the Additional Premises, Tenant shall pay for its use of electricity in the Additional Premises on a pro rata basis as billed by Landlord.

        5.    Option to Extend the Term of the Additional Premises    Tenant shall have the option to extend the term of the Additional Premises for one (1) additional three (3) year term by giving Landlord written notice on or before the date that is nine (9) months prior to the expiration date of the term of the Additional Premises. The Yearly Rent during the additional term shall be based upon Fair Market Rental Value (as defined and determined in accordance with Section 29.14 of the Lease), but in no event shall Fair Market Rental Value be less the Yearly Rent payable by Tenant for the Additional Premises upon exercise of its option to extend the term of the Additional Premises. Except as otherwise provided in this paragraph, the terms of Section 29.14 of the Lease shall apply to Tenant's option with regard to the Additional Premises. In addition, as of the Additional Premises Term Commencement Date, the provisions of the Lease regarding Tenant's option to extend the term of the Existing Premises are revised to provide that such extended term shall commence as of the expiration of the initial term of the Lease with regard to the Existing Premises and expire contemporaneously with the expiration of the extended term of the Additional Premises (provided that Tenant exercises its option to extend the term of Additional Premises).

        6.    Tenant's Proportionate Shares.    Commencing on the Additional Premises Term Commencement Date and continuing throughout the term of the Lease with respect to the Additional Premises, in addition to Tenant's Proportionate Shares payable under Article 9 of the Lease for the Existing Premises, Tenant shall also pay a Tenant's Proportionate Share, in the following amounts, in relation to the Additional Premises: Common Area Share: 1.56% and Building Share (Building 200): 8.33% (based upon a total rentable area in Building 200 of 121,762 square feet). The determination of Tenant's Proportionate Shares for the Additional Premises shall be made in accordance with the terms of Article 9 of the Lease using the foregoing percentages and the Operating Costs relating to Building 200 instead of the percentages set forth in Exhibit 1, Sheet 1 of the Lease and Operating Costs relating to Building 600/650/700.

        7.    Additional Security Deposit.    Upon execution of this Second Amendment, Tenant shall deliver to Landlord an additional cash security deposit in the amount of $16,906.67 which shall be subject to the provision of Section 29.13 of the Lease except that this additional security deposit shall not be subject to any reduction during the Additional Premises Term.

        8.    Tenant's Right to Negotiate.    Section 29.16 of the Lease shall be deleted upon the expiration of the term for the Existing Premises. Thereafter, Landlord agrees to endeavor to advise Tenant if the RFO Premises (as defined in Section 29.16) becomes available; however, Landlord shall have no obligation to lease the RFO Premises to Tenant.

        9.    Interior Cleaning Service.    Landlord shall cause the Additional Premises to be cleaned nightly (unless otherwise specified on Exhibit C) on business days (i.e., Monday through Friday) in accordance with the cleaning specifications set forth on Exhibit C attached hereto and at no cost to Tenant.

        10.    Parking.    Throughout the term of the Lease for the Additional Premises, the Landlord will make available to Tenant ten (10) monthly parking pass for use in the OKS Garage. The use of said spaces shall be in accordance with the terms of Section 29.15 of the Lease except that the parties acknowledge and agree that the current rate for such passes, as of the date of this Second Amendment, is $210.00 per month. If, for any reason, Tenant shall fail timely to pay the charge for said parking passes under the terms of the Lease, Landlord shall have the same rights against Tenant as Landlord has with respect to the timely payment of Yearly Rent hereunder. Upon expiration of the term for the Existing Premises, Tenant shall surrender twenty-seven (27) of its parking passes.

        11.    Storage Spaces.    During the Additional Premises Term Tenant shall have the exclusive license to use the four (4) Storage Spaces (totaling approximately 2,237 s.f.) in the basement of Building 600/650/700 in the Complex identified as numbers 5, 6, 8, and 11 on the plan attached hereto as Exhibit D (the "Storage Spaces"), for the storage of Tenant's personal property and effects relating to its permitted use of the premises under the Lease and for no other purpose(s). Except as otherwise provided herein, Tenant's use of the Storage Spaces shall be subject to all of the terms and conditions of the Lease. Tenant agrees to pay to Landlord, in advance and as additional rent under the Lease without demand, offset or deduction, at the same time as monthly installments of Yearly Rent are due under the Lease, a license fee equal to $2,050.58 per month during each month of the term of the Lease. In the event of the termination or expiration of the Lease, Tenant's license to use the Storage Spaces, if not already terminated or expired, shall immediately terminate without any further notice or demand. Tenant agrees that it is taking the Storage Spaces "as-is", in the condition in which the Storage Spaces are in as of the date hereof, without any obligation on the part of Landlord to prepare or construct the Storage Spaces for Tenant's occupancy and without any warranty or representation by Landlord as to the condition of the Storage Spaces or its fitness for any use or purpose. Tenant shall keep neat and clean and maintain in good order, condition and repair, the Storage Spaces excepting only damage by fire or other casualty or as a consequence of the exercise of the power of eminent domain and reasonable wear and tear and Tenant shall surrender the Storage Spaces at the expiration of the Lease, unless sooner terminated, in such condition, free of all personal property and effects. Tenant shall maintain and use the Storage Spaces in accordance with all Federal, State, County and Municipal laws, rules, orders and regulations. Tenant acknowledges and agrees that Landlord shall have no obligation to provide cleaning or other services to the Storage Spaces. In addition to the other termination rights set forth in the Lease, either party shall have the right to terminate this license to use any or all of the Storage Spaces upon not less than sixty (60) days written notice to the other party, and upon such termination Tenant shall surrender the Storage Spaces as set forth above. In the event Tenant's license to use some, but not all, of the Storages Spaces is terminated then the monthly fee payable by Tenant for said spaces shall be reduced accordingly based on a rate of $11 per square foot. The agreed upon square footage of each Storage Space is as shown on Exhibit D.

        12.    Notices.    For all purposes of the Lease, the notice address for Landlord shall hereafter be as follows: RB Kendall Fee, LLC, One Kendall Square, Cambridge, Massachusetts 02139. Any notices given to Landlord shall be delivered in accordance with the terms of the Leases to the foregoing address with copies to be delivered in like manner to Landlord, c/o The Beal Companies, LLP, 177 Milk Street, Boston, Massachusetts, Attention: Stephen N. Faber, Vice President and to Sherin and Lodgen, LLP, 101 Federal Street, Boston, Massachusetts 02110, Attention: Peter A. Spellios, Esquire.

        Notwithstanding any provision in the Lease to the contrary, any notices or other communications under the Leases may be delivered in person, by nationally recognized commercial delivery service, next business day delivery, certified mail with return receipt requested or by registered mail, postage prepaid.

        13.    Brokers.    Landlord and Tenant each warrant and represent to the other that they have dealt with no brokers in connection with the negotiation or consummation of this Second Amendment other than Cushman & Wakefield (the "Broker") and in the event of any brokerage claim against either party by any person claiming to have dealt with either Landlord or Tenant in connection with this Second Amendment, other than the Broker, the party with whom such person claims to have dealt shall defend and indemnify the other party against such claim. Landlord shall pay any commission due the Broker pursuant to a separate agreement.

        14. In all other respects the Lease shall remain unmodified and shall continue in full force and effect, as amended hereby. The parties hereby ratify, confirm, and reaffirm all of the terms and conditions of the Lease, as amended hereby.

        [Signatures appear on next page]

        IN WITNESS WHEREOF the parties hereto have executed this Second Amendment to Lease on the date first written above in multiple copies, each to be considered an original hereof, as a sealed instrument.

LANDLORD:	TENANT:
RB KENDALL FEE, LLC	HELICOS BIOSCIENCES CORPORATION
By: /s/ ROBERT L. BEAL	By: /s/ STANLEY N. LAPIDUS
Robert L. Beal, its authorized signatory	Name: Stanley N. Lapidus Title: President and Chief Executive Officer

EXHIBIT A, SECOND AMENDMENT
LEASE PLAN FOR ADDITIONAL PREMISES

EXHIBIT B, SECOND AMENDMENT
ELECTRICAL OUTLET PLAN

EXHIBIT C, SECOND AMENDMENT

OFFICE AREAS

Daily

  •
  Empty all waste receptacles and remove waste materials from Premises.

  •
  Empty all recycle bins.

  •
  Dust and wipe clean with treated clothes all horizontal surfaces, including window sills, door ledges, chair rails, etc. within reach.

  •
  Wash and clean all water fountains.

  •
  Wipe clean all brass and other bright work.

  •
  Sweep and wash all uncarpeted areas using a dust-treated mop.

  •
  Vacuum all rugs and carpeted areas.

  •
  Upon completion of cleaning, all lights will be turned off and doors locked, leaving the Premises in an orderly condition.

Weekly

  •
  Remove all finger marks from private entrance doors, light switches and doorways.

  •
  Buff VCT flooring.

Quarterly

  •
  High dusting not reached in daily cleaning, such as pipes, ducts, moldings, etc.

KITCHENETTES

Daily

  •
  Sweep and mop floors with disinfectant solution.

  •
  Wash and disinfect all sinks and counters.

  •
  Clean counter tops, face of cabinets and sinks.

  •
  Spot clean walls.

  •
  Empty all waste receptacles and remove trash to designated area.

Weekly

  •
  Buff VCT flooring.

Monthly

  •
  Dust all ceiling vents.

BATHROOMS

Daily

  •
  Empty all trash containers and replace liners.

  •
  Clean all mirrors.

  •
  Clean and polish all stainless steel and bright work, such as pipes, faucets, etc.

  •
  Spot clean all walls, partitions, door and doorframes.

  •
  Clean all light switches and kick plates.

  •
  Empty all sanitary trash dispensers and replace waxed bags.

  •
  Check and replenish all paper products, such as toiler paper, paper towels, hand soap and sanitary napkins.

  •
  Wash inside and out with a disinfectant cleaner all urinals, toilets and toilet seats.

  •
  Sweep and wash all floors.

Weekly

  •
  Dust all high to reach areas, such as tops of mirror frames, partitions, etc.

Monthly

  •
  Machine scrub floors.

  •
  Dust all ceiling vents.

EXHIBIT D, SECOND AMENDMENT
STORAGE SPACES

QuickLinks

  Exhibit 10.4
EXHIBIT 5 LANDLORD'S BASE BUILDING WORK
EXHIBIT 6 RFO PREMISES
EXHIBIT 7 FORM OF LETTER OF CREDIT
RECITALS
Building No. 600/650/700, One Kendall Square Cambridge, Massachusetts (the "Building")
SECOND AMENDMENT TO LEASE
R E C I T A L S
A G R E E M E N T S
EXHIBIT A, SECOND AMENDMENT LEASE PLAN FOR ADDITIONAL PREMISES
EXHIBIT B, SECOND AMENDMENT ELECTRICAL OUTLET PLAN
EXHIBIT C, SECOND AMENDMENT
EXHIBIT D, SECOND AMENDMENT STORAGE SPACES